UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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CIMARRON MEDICAL, INC.
(Name of Registrant As Specified In Charter)

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CIMARRON MEDICAL, INC.

10 W. Broadway, Ste. 700

Salt Lake City, UT  84101

July 24, 2015

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

Dear Shareholder:

This notice and the accompanying Information Statement are being distributed to the holders of record (the "Shareholders") of the voting capital stock of Cimarron Medical, Inc., a Utah corporation (the "Company"), as of the close of business on July 23, 2015 (the "Record Date"), in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the notice requirements of the Utah Revised Business Corporation Act (the "URBCA").  The purpose of this notice and the accompanying Information Statement is to notify the Shareholders of actions approved by our Board of Directors (the "Board") and taken by written consent in lieu of a meeting by the holders of a majority of the voting power of our outstanding capital stock as of the Record Date (the "Written Consent").

The Written Consent approved amendments to the Company's Articles of Incorporation, which include changing the name of the Company to Sun BioPharma, Inc., increasing the Company's authorized capital from 10,700,000 shares to 110,000,000 shares, divided into (i) 100,000,000 shares of $0.001 par value per share common voting stock; and (ii) 10,000,000 shares of $0.001 par value per share preferred stock, with the rights, designations and privileges to be set by the Board of Directors (collectively the "Corporate Actions").

The Written Consent is the only shareholder approval required to effect the Corporate Actions under the URBCA, our Articles of Incorporation, as amended, or our Bylaws.  No consent or proxies are being requested from our shareholders, and our Board of Directors (the "Board") is not soliciting your consent or proxy in connection with the Corporate Actions.  The Corporate Actions, as approved by the Written Consent, will not become effective until 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the Shareholders.  We expect to mail the accompanying Information Statement to the Shareholders on or about July __, 2015.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Schedule 14C: We will furnish a copy of this Notice and Information Statement, without charge, to any shareholder upon written request to the address set forth above, Attention: Corporate Secretary.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

/s/ David Fuhrman
David Fuhrman, Chief Executive Officer and Director

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CIMARRON MEDICAL, INC.

10 W. Broadway, Ste. 700

Salt Lake City, UT  84101

 ______________

INFORMATION

STATEMENT

[Preliminary]

_____________

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

This Information Statement advises the shareholders of Cimarron Medical, Inc. (the "Company," "we," "our" or "us") of the following:

•

The approval of amendments to our Articles of Incorporation, which include changing our name from "Cimarron Medical, Inc." to "Sun BioPharma, Inc.," and increasing the Company's authorized capital from 10,700,000 shares to 110,000,000 shares, divided into (i) 100,000,000 shares of $0.001 par value per share common voting stock; and (ii) 10,000,000 shares of $0.001 par value per share preferred stock, with the rights, designations and privileges to be set by the Board of Directors (the "Article Amendments"); and

On July 23, 2015 (the "Record Date"), our Board of Directors (the "Board") approved the Article Amendments and submitted the same to certain holders of our common stock, no par value ("Common Stock") and Series A Preferred Stock, par value $0.001 per share ("Series A Preferred Stock").  On the same date, the holders of a majority of the voting power of the outstanding Common Stock and all of the outstanding Series A Preferred Stock (the "Majority Shareholders") executed and delivered to us a written consent in lieu of a meeting (the "Written Consent") approving the Article Amendments.

Finally, on June 12, 2015, we entered into a merger agreement Sun BioPharma, Inc. ("Sun BioPharma") to merge a wholly owned subsidiary of the Company with and into Sun BioPharma, with Sun BioPharma being the surviving entity of that merger.  As conditions to closing the merger, we are required to effect the Article Amendments. For a discussion of this merger, see "Merger and Potential Change of Control."

Section 16-10a-704 of the URBCA provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special shareholders" meeting convened for the specific purpose of such action. The URBCA, however, requires that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the shareholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

Under Utah law, shareholders are not entitled to dissenters" rights with respect to the Article Amendments.

In accordance with the foregoing, we intend to mail a notice of the Written Consent and this Information Statement on or about July __, 2015. This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Shareholders, which hold a majority of the voting capital stock and preferred stock of the Company.

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Voting Securities and Principal Holders Thereof Voting in Favor of Corporate Actions

As of the Record Date, there were issued and outstanding 1,450,322 shares of Common Stock, and 200,119 shares of preferred stock, all of which are designated Series A Preferred Stock. Each share of Common Stock is entitled to one vote and each share of Series A Preferred Stock is entitled to one vote for each share of Common Stock into which such share of Series A Preferred Stock could then be converted, which, as of the Record Date, was approximately 1.205 votes per share (each share of Series A Preferred Stock could then be converted into a number of shares of Common Stock equal to $1.00/$0.83), with fractional votes on an as- converted basis (after aggregating all shares into which such shares of Series A Preferred Stock held by each holder could be converted) rounded to the nearest whole number (with one- half being rounded upward).  Pursuant to the URBCA, at least a majority of the voting equity of the Company, or at least 845,715 votes, was required to approve the Name Change by written consent. The Majority Shareholders, which held 750,266 shares of Common Stock (approximately 51.7% of the total class of Common Stock) and all of the Series A Preferred Stock, executed and delivered the Written Consent approving the Name Change, thereby satisfying the requirement that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the names of the Majority Shareholders, the number of shares of Common Stock and Series A Preferred Stock held by each, the total number of votes that the Majority Shareholders voted in favor of the Name Change, and the percentage of the issued and outstanding voting equity of the Company voted in favor thereof.

Name of Majority Shareholder	Number of Shares of Common Stock held	Number of Series A Preferred Stock held	Number of Votes Held by Such Shareholder	Number of Votes that Voted in Favor of the Name Change	Percentage of the Voting Equity that Voted in Favor of the Name Change
David Fuhrman, CEO & Director	458,736	100,059.5	579,290	579,290	34.25%
Robert Sargent, Director [1]	291,530	100,059.5	412,084	412,084	24.36%
Total	750,266	200,119	991,374	991,374	58.61%

(1)

Held in the name of Mr. Sargent"s entity, Rare Principle, L.C. Robert Sargent is the beneficial owner of 291,530 shares of Common Stock and 100,059.5 shares of Series A Preferred Stock held by Rare Principle, L.C., with sole voting and dispositive power with respect to all such shares.

CORPORATE ACTIONS TO BE TAKEN

We intend to effect the Article Amendments by filing an amendment to our Articles of Incorporation, as amended, with the State of Utah in the form of Articles of Amendment. We intend to file the Articles of Amendment with the State of Utah promptly after the twentieth (20th) calendar day following the date on which this Information Statement is mailed to the Shareholders.

ARTICLE AMENDMENTS: NAME CHANGE

Our Board of Directors has unanimously approved a proposal to amend our Articles of Incorporation to change our name from Cimarron Medical, Inc. to Sun BioPharma, Inc. (the "Name Change"). Our Board has recommended to our Majority Shareholders that they vote in favor of the Name Change, and our Majority Shareholders have voted in favor of the Name Change. The votes of our Majority Shareholders were obtained by written consent. The Name Change will be effected through an amendment to our Articles of Incorporation.

Reason for the Name Change

The Board of Directors and the Majority Shareholders of the Company have approved the Name Change as the Name Change is necessary to complete the merger of a wholly owned subsidiary of the Company with and into Sun BioPharma, with Sun BioPharma being the surviving entity of that merger. For a discussion of this merger, see "Merger and Potential Change of Control."

No Dissenters' Rights as to Authorized Share Increase

Under applicable Utah law, dissenting shareholders are not entitled to dissenters' rights with respect to the Name Change, and we will not independently provide our shareholders with any such right.

ARTICLE AMENDMENTS: INCREASING OUR AUTHORIZED CAPITAL STOCK

Our Board of Directors has unanimously approved a proposal to amend our Articles of Incorporation to increase the number of shares of common stock which we are authorized to issue from 10,000,000 to 100,000,000, and the number of shares of our preferred stock which we are authorized to issue from 700,000 to 10,000,000 (the "Authorized Share Increase"). Our Board has recommended to our Majority Shareholders that they vote in favor of the Authorized Share Increase, and our Majority Shareholders have voted in favor of the Authorized Share Increase. The votes of our Majority Shareholders were obtained by written consent. The Authorized Share Increase will not alter the current number of our issued and outstanding shares of common or preferred stock. The Authorized Share Increase will be effected through an amendment to our Articles of Incorporation.

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Reasons for the Authorized Share Increase

We anticipate that we will in the future adopt employee option plans, issue shares in acquisition transactions and attempt to raise additional capital from the sale of our shares of common stock or preferred stock.  These actions, if they were to occur, of which there can be no assurance, will require the issuance of additional shares of our common stock or preferred stock.  We believe that now is an appropriate time to increase our authorized shares of capital stock so that we will have flexibility in structuring future transactions.

The disadvantages of increasing our authorized common stock and preferred stock include:

•

The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with our Board of Directors' desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any other provisions in its Articles of Incorporation, by- laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

•

Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

•	The issuance of additional shares of common stock or preferred stock could have a dilutive effect on a stockholder's voting power.

Although an increase in the authorized number of shares of common stock and preferred stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination with another company), the Authorized Share Increase is not in response to any effort to accumulate stock or to obtain control of the Company by means of a merger, tender offer, or solicitation in opposition to management. Furthermore, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

We have no plans to issue any of our newly authorized preferred stock, but we may issue shares of our newly issued common stock pursuant to a potential merger of our wholly owned subsidiary, SB Acquisition Corporation, with Sun BioPharma, Inc.  For a discussion of this merger, see "Merger and Potential Change of Control."

No Dissenters" Rights as to Authorized Share Increase

Under applicable Utah, dissenting shareholders are not entitled to dissenters" rights with respect to the Authorized Share Increase, and we will not independently provide our shareholders with any such right.

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ARTICLE AMENDMENTS: AUTHORIZING "BLANK CHECK" PREFERRED STOCK

Our Board of Directors has unanimously approved a proposal to amend our Articles of Incorporation to designate our authorized preferred stock as "blank check" preferred stock, meaning that the Board will have the authority to determine and designate the rights, preferences and limitations associated with the shares of preferred stock without having to seek a vote of the Company"s shareholders as to those rights, preferences, and limitations (the "Preferred Stock Amendment"). Our Board has recommended to our Majority Shareholders that they vote in favor of the Preferred Stock Amendment, and our Majority Shareholders have voted in favor of the Preferred Stock Amendment.  The votes of our Majority Shareholders were obtained by written consent. The Preferred Stock Amendment will be effected through an amendment to our Utah Articles of Incorporation.

Reasons for the Preferred Stock Amendment

The Board of Directors and the Majority Stockholders have approved the authorization of blank-check preferred stock in order to provide the Company with flexibility in pursuing its long-term business objectives. A reserve of preferred shares available for issuance from time-to-time will enable the Company to entertain a broad variety of financing proposals and act quickly upon such proposals without having to solicit shareholder approval prior to taking action. Management may utilize the shares of "blank-check" preferred stock in connection with corporate acquisitions, joint venture arrangements, or for other corporate purposes, including the solicitation and compensation of key personnel. Other than as previously disclosed in the Company"s periodic filings with the Securities and Exchange Commission and herein, the Company is not currently engaged in any acquisition or similar transaction.

After effecting the Preferred Stock Amendment, the Board will have the authority to provide for the issuance of the preferred stock in one or more series, and to establish the number of shares in each series and the designation, relative rights, preferences and limitations of the shares in each series. Utah law requires that the Board use its reasonable business judgment in determining the rights and preferences of the preferred stock, as well as the consideration the Company will receive in exchange for issuing the shares. Nevertheless, preferred stock typically has rights and preferences greater than those associated with common stock. Therefore, the issuance of the preferred stock by the Company could be disadvantageous to holders of our Common Stock in one or more of the following ways:

•

The issuance of preferred stock could diminish the value of Common Stock now outstanding if the rights and preferences associated with the preferred stock exceeded those associated with the Common Stock;

•

The issuance of preferred stock that is convertible into Common Stock could result in the dilution of the value of shares now outstanding if the conversion price were less than the current market price of our Common Stock; and

•	The issuance of preferred stock with preferential voting rights could diminish the voting power of the holders of the Common Stock.

The Preferred Stock Amendment is not being filed for the purpose of impeding any takeover attempt, and other than as disclosed herein, management is not aware of any person who is acquiring or plans to acquire control of the Company. Nevertheless, the power of the Board to provide for the issuance of shares having rights and preferences to be determined by the Board without shareholder approval has potential utility as a device to discourage or impede a takeover of the Company. In the event that a non-negotiated takeover were attempted, the private placement of preferred stock into "friendly" hands, or the issuance of preferred stock upon terms very favorable to the preferred shareholder, for example, could make the Company unattractive to the party seeking control of the Company. This would have a detrimental effect on the interests of any stockholder who wanted to tender his or her shares to the party seeking control or who would favor a change in control.

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No Dissenters" Rights as to Preferred Stock Amendment

Under applicable Utah, dissenting shareholders are not entitled to dissenters" rights with respect to the Preferred Stock Amendment, and we will not independently provide our shareholders with any such right.

MERGER AND POTENTIAL CHANGE OF CONTROL

On June 12, 2015, the Company (Cimarron Software, Inc., a Utah corporation), Sun BioPharma, Inc. ("Sun BioPharma," or the "Target Company"), and SB Acquisition Corporation, a wholly owned subsidiary of the Company recently incorporated in the State of Delaware (the "Merger Subsidiary") entered into an Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"). Under the terms of the Merger Agreement, the Merger Subsidiary will merge with and into the Target Company (the "Merger"), and the Target Company will be the surviving corporation to the Merger and become a wholly owned subsidiary of the Company. The Merger is expected to close on or about August 31, 2015, subject to the satisfaction or waiver of customary closing conditions. We are required to effect the Article Amendments discussed above prior to closing the Merger.

Also on June 12, 2015, our two directors and majority shareholders, David Fuhrman and Robert Sargent (through his entity, Rare Principle, L.C.), agreed to sell (i) an aggregate of 517,266 shares of common stock, and (ii) a $250,000 portion of loan indebtedness they are owed by the Company, to three unrelated third parties for total consideration of $250,000. Closing of the purchase agreements is contingent on the Company and the Target Company closing the Merger. The loan indebtedness being sold will not be modified from its existing terms and is not convertible into equity. Additionally, on June 12, 2015, three of our non- executive affiliate shareholders entered into stock purchase agreements to sell a total 566,067 shares of common stock to three unrelated third parties at a purchase price of $0.01 per share. Closing of each of these stock purchase agreements is also contingent on the Company and the Target Company closing the Merger. Certain of the purchasers, as set forth below, may be deemed affiliates of the Target Company.

Seller	Purchaser	Shares Sold	Debt Sold
David Fuhrman (1)	Ryan Gilbertson 2012 Family Trust	300,561	$125,000
Rare Principle, L.C. (2)	Douglas Polinsky (3)	216,705	$100,000
Rare Principle, L.C. (2)	Providence Investments LLC (4)	-	$25,000
Cartwright Investments, Ltd (5)	Clearline Ventures, LLC (6)	218,000	-
The Marks Family Limited Partnership (7)	Providence Investments LLC (4)	177,535	-
Doug Adamson	Ryan Gilbertson 2012 Family Trust	170,532	-
Total		1,083,333	$250,000

(1) CEO & Director of the Company.

(2) Robert Sargent, one of the Company"s directors, has sole voting and dispositive power with respect to the securities held in the name of Rare Principle, L.C., and will therefore be considered the beneficial owner of securities held in the name of such entity.

(3) Douglas Polinsky is a director of the Target Company.

(4) Christopher Johnson has sole voting and dispositive power with respect to securities held in the name of Providence Investments LLC, and will therefore be considered the beneficial owner of securities held in the name of such entity. Mr. Johnson may be deemed an employee of the Target Company.

(5) Peter Cartwright has sole voting and dispositive power with respect to the securities held in the name of Cartwright Investments, Ltd, and will therefore be considered the beneficial owner of securities held in the name of such entity.

(6) Thomas Howells has sole voting and dispositive power with respect to securities held in the name of Clearline Ventures, LLC, and will therefore be considered the beneficial owner of securities held in the name of such entity.

(7) Andrew Marks has sole voting and dispositive power with respect to securities held in the name of The Marks Family Limited Partnership, and will therefore be considered the beneficial owner of securities held in the name of such entity.

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Our Board of Directors approved the Merger and the consummation of the transactions contemplated in the Merger Agreement. Shareholder approval of the Merger is not required under the laws of the State of Utah as a precondition to consummation of such transaction. Each of the Target Company and the Merger Subsidiary were the "constituent corporations" (as defined in the Delaware General Corporation Law) to the Merger. Pursuant to the Merger Agreement, the Company agreed to issue to the Target Company shareholders four (4) shares of common stock for each share of Target Company stock outstanding at the closing of the Merger. As of June 12, 2015, the Target Company had 6,963,746 shares of common stock issued and outstanding, no shares of preferred stock issued and outstanding, 616,667 shares of common stock issuable pursuant to outstanding convertible notes, 637,500 shares of common stock issuable pursuant to outstanding warrants, 2,059,304 shares of common stock issuable pursuant to outstanding options, and 257,162 options available for issuance. As a result, it is anticipated that the Target Company shareholders will acquire control of the Company at closing of the Merger, and the Target Company (as the surviving entity of the constituent corporations merging in Delaware) will become a wholly-owned subsidiary of the Company.

Both the Company and the Target Company have made customary representations, warranties and covenants in the Merger Agreement, including: (i) to conduct their businesses in the ordinary course during the interim period between the execution of the Merger Agreement and closing, (ii) not to engage in certain kinds of transactions or take certain actions during such interim period, and (iii) obtain all consents and approvals necessary to consummate the transactions contemplated by the Merger Agreement.

Additionally, prior to the Merger, the Target Company must undertake efforts to engage in a private placement of Company common stock (any such transaction or series of related transactions is the "Private Placement"). The Company is also entitled to grant registration rights to investors in the Private Placement such that, following the Merger, Parent may be obligated to file a registration statement with respect to the resale of Company common stock received in the Merger by investors in the Private Placement.

The Merger Agreement contains certain termination rights for each of the parties. Among those rights, Parent or Company may, if the Merger has not been effected on or before December 31, 2015, or such later date as the Company and the Target Company may mutually agree, terminate the Merger Agreement.

The foregoing description of the Merger and Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit A and is incorporated herein by reference.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS AND INDUSTRY DATA

This Information Statement contains forward-looking statements about Sun BioPharma and its industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this filing, including statements regarding Sun BioPharma"s future financial condition, business strategy and plans, and objectives of management for future operations, are forward- looking statements. In some cases, you can identify forward- looking statements by words such as "anticipate," "believe," "could," "design," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "will," "would" or the negative of these terms or other similar expressions.

Sun BioPharma has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, including risks described in the section titled "Risk Factors" and elsewhere in this filing, regarding, among other things:

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•	regulatory clearance and commercialization of SBP-101 (as further described below);

•	estimates of completion of all necessary preclinical development work;

•	estimates of completion of a Phase 1 clinical trial in pancreatic cancer;

•	estimates of completion of initial of a Phase 1 clinical trial in pancreatic cancer;

•	indications of the need for additional clinical trials;

•	use of funding to complete clinical trials;

•	estimates of new cases of pancreatic cancer;

•	projections of market penetration;

•	expectations of SBP-101 (as further described below) to provide prolonged survival of patients;

•	developments relating to Sun BioPharma"s competitors and its industry; and

•	Sun BioPharma"s financial performance.

New risk factors emerge from time to time, and it is not possible for Sun BioPharma"s management to predict all risk factors, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements.

You should not rely upon forward- looking statements as predictions of future events. Sun BioPharma cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur. Although Sun BioPharma believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, Sun BioPharma undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this prospectus or to conform these statements to actual results or to changes in our expectations.

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Description of Business

About Sun BioPharma

Sun BioPharma is a pre-clinical stage drug development company founded with technology from The University of Florida, College of Pharmacy (the "University").  Sun BioPharma has licensed from the University a polyamine analogue compound (SBP-101) exhibiting extraordinary specificity for the exocrine pancreas, with therapeutic potential for both pancreatic cancer and pancreatitis indications.  Studies in dogs revealed ablation, or "chemical resection", of the exocrine pancreatic architecture, while leaving the islet cells functionally unchanged.  Sun BioPharma may refer to this effect as: "pharmaceutical pancreatectomy with islet auto-transplant" (PP-IAT).  Xenograft studies of human pancreatic cancer cells transplanted into mice indicate that SBP-101 suppresses both primary and metastatic growth of these cells.  To facilitate and accelerate the development of this compound in the pancreatic cancer indication, Sun BioPharma has also acquired data and materials related to this technology from other researchers.  Sun BioPharma believes that SBP-101, if successfully developed, may represent a novel approach that effectively treats pancreatic cancer and pancreatitis, and could become the dominant product in these markets.  It is important to note that only three treatment options for pancreatic cancer have been approved by the United States (US) Food & Drug Administration (FDA) in the last 20 years, and that no drugs have been approved for the treatment of patients with pancreatitis.

Sun BioPharma estimates that completion of necessary preclinical development work, the completion of a Phase 1 clinical trial in pancreatic cancer and initiation of a Phase 1 clinical trial in pancreatitis, will require additional funding of at least $10 million in addition to what Sun BioPharma has already raised prior to this transaction.  Additional clinical trials will be subsequently required for FDA approval if the results of Sun BioPharma"s first clinical trials are positive.  Sun BioPharma currently estimates the additional time and cost to obtain FDA and European Medicines Agency (EMA) approval and bring SBP-101 to market in these two indications to be 6 to 7 years and up to $200 million.

Sun BioPharma was founded in September 2011 as a Delaware corporation.  With approximately $10 million in capital raised to date from all sources, the founders of Sun BioPharma have organized Sun BioPharma, evaluated and secured its technology, and have completed initial non-clinical steps in the development plan for their lead drug candidate, which Sun BioPharma has designated as SBP-101.  An Investigative New Drug ("IND") application has been submitted to the US FDA, is currently in review, and may enable start of a Phase 1 clinical trial in the pancreatic cancer indication by the end of 2015.

Introduction

An effective treatment for pancreatic cancer remains a major unmet medical need.  Adenocarcinoma of the pancreas, which accounts for ninety-five percent (95%) of all cases of pancreatic cancer, has a median overall survival rate of 8 to 11 months in patients with favorable prognostic signs and optimal chemotherapy.  Every year more than 40,000 Americans, and over 300,000 persons worldwide, are afflicted with this disease.  Pancreatic cancer is ranked ninth among all cancers in terms of occurrence, but is currently the fourth-leading cause of cancer death in the US.  A recent report from the Pancreatic Cancer Action Network projects that pancreatic cancer deaths in the US will soon surpass those from breast and colorectal cancers, where earlier detection and modestly successful drug interventions have been developed, to rank number two in deaths, behind only lung cancer.  The five-year survival rate for pancreatic cancer remains at less than six percent (6%), and there has been little significant improvement in survival since gemcitabine was approved in the US in 1996.

Early diagnosis of pancreatic cancer is often delayed because the initial clinical signs and symptoms are vague and non-specific.  By the time of diagnosis, the cancer often is locally advanced or metastatic (usually to regional lymph nodes, liver, lung and peritoneum), and is seldom amenable to surgical resection with curative intent.

Currently, surgical resection offers the only potentially curative therapy, but most patients have disease that is unresectable at the time of diagnosis. The prognosis for these patients is poor and most die from complications related to progression. Treatment for metastatic disease is limited to chemotherapy.  Current chemotherapy treatment regimens vary from single agent gemcitabine and various gemcitabine combinations to the multi-drug FOLFIRINOX (Conroy NEJM 2011) regimen, frequently supplemented with white blood cell (WBC) growth factors.  Compared to gemcitabine alone, these combination therapies deliver to selected patients with good performance status median survival benefits ranging from 7 weeks (Von Hoff NEJM 2013) to 4 months (Conroy NEJM 2011).

It has been demonstrated that SBP-101 induces apoptosis in the acinar cells of the pancreas by activation of caspase 3.  In animal models at two independent laboratories, SBP-101 has demonstrated nearly complete suppression of transplanted human pancreatic cancer tumor models, including metastases.  Sun BioPharma intends to develop and commercialize SBP-101 as a unique and novel targeted approach to treating pancreatic cancer.  Sun BioPharma also intend to continue evaluation of the potential value of SBP-101 in the treatment of patients with pancreatitis.

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Pancreatic Cancer

Adenocarcinoma of the pancreas afflicts approximately 61,000 people in the European Union (Eurostat 2014) and nearly 45,000 people in the United States annually (337,000 people worldwide World Health Organization 2014); it is the seventh leading cause of death from cancer in Europe (GLOBOCAN 2012) and the fourth leading cause of death from cancer in the United States (SEER Cancer Statistics Factsheets 2014).  Pancreatic ductal adenocarcinoma (PDA) represents approximately 95% of all pancreatic cancers.  Considering that the median overall survival for previously untreated patients with good performance status is between 8.5 months (Von Hoff 2013) and 11.1 months (Conroy 2011) with the best available treatment regimens, effective treatment for PDA remains a major unmet medical need.

Early diagnosis of pancreatic cancer is usually delayed because the initial clinical signs and symptoms are vague and non-specific.  The most common presenting symptoms include weight loss, epigastric (upper central region of the abdomen) and/or back pain, and jaundice.  The back pain is typically dull, constant, and of visceral origin radiating to the back, in contrast to the epigastric pain which is vague and intermittent.  Less common symptoms include nausea, vomiting, diarrhea, anorexia, and glucose intolerance (Hidalgo 2010).  By the time the diagnosis is made, the cancer often is locally advanced or metastatic (usually to regional lymph nodes, liver, lung and peritoneum), and is seldom amenable to surgical resection with curative intent.

For the minority of patients who present with resectable disease, surgery is the treatment of choice.  Depending on the location of the tumor the operative procedures may involve cephalic pancreatoduodenectomy (Whipple procedure), distal pancreatectomy or total pancreatectomy.  Pancreatic enzyme deficiency and diabetes are frequent complications of these procedures.  Up to 70% of patients with pancreatic cancer present with biliary obstruction, that can be relieved by percutaneous or endoscopic stent placement.  However, even if the tumor is fully resected, the outcome in patients with pancreatic cancer is disappointing (Hidalgo 2010, Seufferlein 2012).  Post-operative administration of chemotherapy improved progression-free and overall survival in three large, randomized clinical trials (Hidalgo 2010), but median post-surgical survival in patients treated in all three trials was similar: only 20-22 months.

For the majority patients, who present with unresectable locally advanced or metastatic disease, management options range from chemotherapy alone to combined forms of treatment with chemoradiation therapy and chemotherapy.  However, due to the increased toxicity of combined treatment, randomized trials of such combined regimens have had low enrollment, precluding a firm conclusion as to any advantage of adding chemoradiation to chemotherapy (Hidalgo 2010).

Gemcitabine was the first chemotherapeutic agent approved for the treatment of PDA, providing a median survival duration of 5.65 months (Burris 1997).  Gemcitabine monotherapy was the standard of care for patients with metastatic pancreatic cancer until combination therapy with gemcitabine plus erlotinib (TarcevaÒ) was shown to increase median survival by 2 weeks.  This modest benefit was tempered by a significant side effect profile and high cost, limiting its adoption as a standard treatment regimen.  More recently, the multidrug chemotherapy combination of leucovorin, fluorouracil, irinotecan, and oxaliplatin (FOLFIRINOX) was shown to provide a median survival benefit of 4.3 months (OS = 11.1 months) over gemcitabine alone (6.8 months), but its side effect profile limits the regimen to select patients with a good performance status and often requires supplementation with WBC growth factor therapy.  Nab-paclitaxel (AbraxaneÒ) received marketing authorization for use in combination with gemcitabine after showing an increase in overall survival of 7 weeks compared to gemcitabine alone (Von Hoff 2013).  Thus, combination therapies have demonstrated limited survival benefit compared to gemcitabine alone as summarized in the table below (Thota 2014).  Other drugs are currently under investigation, but none have received marketing authorization for the treatment of PDA.

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Chronic Pancreatitis

A second potential indication for SBP-101 is treatment of patients with the serious and potentially life-threatening condition of chronic pancreatitis.  Chronic pancreatitis occurs in about 10% of the approximately 300,000 patients who suffer from acute pancreatitis annually in the US.  Pancreatitis is a painful abdominal condition occurring most often in adults aged 30-40 years, and is associated in some cases with increased consumption of alcohol and tobacco, and less often, with the presence of stones in the bile or pancreatic duct system.  In a small minority of cases the disease may be hereditary, but many cases have no clear precipitating etiology.  Treatment is limited to supportive care, as there are no specific agents approved for treatment of acute or chronic pancreatitis.  Patients with chronic pancreatitis endure repeated episodes of abdominal pain, often with progression to narcotic dependency and to pancreatic enzyme deficiency, as well as insulin dependent diabetes mellitus as a consequence of the ultimate destruction of pancreatic function.  Once a patient has suffered from repeated painful bouts of chronic pancreatitis and become narcotic- and pancreatic enzyme-dependent, they may be offered a total pancreatectomy.  A total pancreatectomy is an extensive surgical procedure resulting in the resection of the pancreas (guaranteeing both pancreatic enzyme deficiency as well as insulin-dependent diabetes mellitus), and often includes the spleen, gall bladder and appendix.  The operation is both extensive and expensive.  While the goal of a total pancreatectomy in patients with chronic pancreatitis is pain relief, as many as 60% remain narcotic dependent, and even with islet auto transplantation, i.e., isolation and transplant of the patient"s remaining functional islets, if any, over 70% remain insulin dependent.  The combination of a total pancreatectomy and islet auto transplant (TP & IAT) represents a small subset of the surgical approaches to patients with chronic pancreatitis.  Thus, a patient with chronic pancreatitis may face months of abdominal pain, narcotic dependence, the onset of diabetes mellitus, the requirement for both insulin and pancreatic enzyme replacement, and finally, an extensive and expensive surgical procedure which may not materially improve any of his symptoms.

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SBP-101, with an organ-specific ability to target the acinar cells of the pancreas, may represent an opportunity for up to 30,000 US patients annually with chronic pancreatitis to experience an early, non-surgical intervention into the natural history of their disease, with the potential to avoid narcotic dependency, insulin dependency and months of painful bouts of chronic pancreatitis.  Patients would still require pancreatic enzyme replacement, but may be able to avoid surgery, diabetes, insulin and narcotic dependency.  Consultation with pancreatitis experts at Harvard University, the Ohio State University, the University of Minnesota, Cedars Sinai Medical Center and the National Institute of Health (NIH) has resulted in enthusiastic endorsement of the study of SBP-101 in the treatment of patients with pancreatitis.

Clinical development of SBP-101 for the treatment of patients with pancreatitis is expected to proceed following the pancreatic cancer indication, with FDA consultation in a pre-IND meeting, completion of a series of IND-enabling nonclinical toxicology and pharmacology studies, and submission of an IND package to the FDA.  It is important to note that much of this nonclinical work will be employed to support an IND for a Phase 1 pancreatic cancer trial prior to the IND in chronic pancreatitis.

Proprietary Technology

Function and Characteristics of Polyamines

Polyamines are metabolically distinct entities within human cells which bind to and facilitate DNA replication, RNA transcription and processing, and protein (such as pancreatic enzymes) synthesis.  Human cells contain three essential and naturally occurring polyamines"putrescine, spermidine, and spermine"that, in contrast to cell building blocks such as amino acids and sugars, remain as metabolically distinct entities inside the cell.  Polyamines perform many functions necessary for cellular proliferation and protein synthesis.  The critical balance of polyamines within cells is maintained by several enzymes such as ornithine decarboxylase (ODC) and spermidine/spermine N1 acetyl transferase (SSAT).  All of these homeostatic enzymes are short-lived, rapidly inducible intracellular proteins that serve to tightly and continuously regulate native polyamine pools. These enzymes constantly maintain polyamines within a very narrow range of concentration inside the cell.

Polyamine Analogues

Polyamine analogues such as SBP-101 are structurally similar to naturally occurring polyamines, and are recognized by the cell"s polyamine uptake system, allowing these compounds to gain rapid entrance to the cell.  Evidence suggests that pancreatic acinar cells, because of their extraordinary protein synthesis capacity, exhibit enhanced uptake of polyamines and polyamine analogues such as SBP-101.  Because of preferential uptake by pancreatic acinar cells, polyamine analogies such as SBP-101 disrupt the cell"s polyamine balance and biosynthetic network, and induce programmed cell death via caspase 3 activation (apoptosis).  Proof of concept has been demonstrated in multiple human pancreatic cancer models, both in vivo and in vitro, that pancreatic ductal adenocarcinoma exhibits sensitivity to SBP-101.  It is also known that many tumors, including pancreatic cancer, display an increased uptake rate of polyamines and polyamine analogues.

SBP-101

SBP-101 is a proprietary polyamine analogue, which accumulates in the acinar cells of the beagle pancreas causing a complete pharmaceutical resection of the exocrine pancreas, but without producing an inflammatory response.  Due to a physiologically high intracellular concentration, SBP-101 induces disruption in acinar cells and pancreatic adenocarcinoma cells, which exhibit similar characteristics.  Pancreatic islet cells, which secrete insulin, are structurally and functionally dissimilar to acinar cells and are not impacted by SBP-101.

The primary mechanism of action for SBP-101 has been demonstrated to include the enhanced uptake of the compound in the exocrine pancreas.  This effect leads to corresponding depressed levels of native polyamines, with caspase 3 activation and apoptotic destruction of the exocrine pancreatic architecture without an inflammatory response.  In animal models at two independent laboratories, SBP-101 has demonstrated significant suppression of transplanted human pancreatic cancer cells, including metastatic pancreatic cancer growth.  See "Proof of Principle" below.

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Sun BioPharma believes that SBP-101 will have a distinct advantage over current pancreatic cancer therapies in that it specificallytargets the exocrine pancreas and may cause ablation, or pharmaceutical resection, of the acinar cells, as well as the primary and metastatic pancreatic cancer, while leaving the insulin-producing islet cells and most non-pancreatic tissue unharmed.  Most current cancer therapies (including chemotherapy, radiation or surgery) are associated with significant side effects that further reduce the patient"s quality of life.  However, Sun BioPharma believes that the adverse effects of SBP-101 will be limited to the gastrointestinal tract.  It is expected that SBP-101 will produce exocrine pancreatic insufficiency and other GI adverse events, which may already be present as a common complication of advanced pancreatic cancer and part of the natural history of the disease.  Exocrine pancreatic insufficiency is treatable with currently marketed digestive enzyme replacement capsules, such as CreonÒ (AbbVie).  As the endocrine pancreas is expected to be unaffected by SBP-101, no new requirement for insulin is expected.

Proof of Principle

SBP-101 has been tested and found effective in two separate in vivomodels of human pancreatic cancer. SBP-101 was used to treat mice subcutaneously transplanted with the human pancreatic cancer cell line PANC-1.  A dose-response for efficacy was demonstrated with a 26 mg/kg daily injection resulting in near complete suppression of the transplanted tumor, as shown in Figure 1.

Figure 1 Impact of SBP-101 on PANC-1 Tumor Burden in a Murine Xenograft Model

Source:  Study BERG20100R1a (MIR1581) (data on file)  note: SBP-101 was formerly known as SUN-101

A separate orthotopic xenograft study (direct transplant of tumor into the pancreas) employed a particularly aggressive human pancreatic cancer cell line, L3.6pl, that is known to metastasize from the pancreas to the liver and the peritoneum in mice.  Mice implanted with L3.6pl were treated with SBP-101 that had been sourced with a different synthetic process from that of the PANC-1 study, and the results were compared with untreated control mice and with mice treated with gemcitabine (then current "gold standard" treatment).  SBP-101 (at 25 mg/kg) was demonstrably more effective than the comparator gemcitabine therapy in suppressing the tumor, as shown in Figure 2.

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Figure 2 L3.6pl Orthotopic Xenograft Dose-response Study - Mean (" "±SD) Tumor Volume after Treatment with SBP-101, Gemcitabine or Both

Gemzar=gemcitabine

Source: Study101-Biol-101-001 (data on file)

The potential for SBP-101 as an effective therapy for pancreatic cancer has therefore been demonstrated in vivoby two separate investigators, employing two different human pancreatic cancer cell lines in two different animal models, using SBP-101 synthesized by two different routes, while arriving at nearly equal, and remarkably effective, doses of 25 and 26 mg/kg, respectively.  Additionally, when compared in vitro to existing therapies, SBP-101 produced superior results in suppressing growth of  pancreatic cancer cells.

Development Plan for SBP- 101

Development of SBP-101 for the pancreatic cancer indication includes a preclinical and a clinical phase.  The preclinical phase consists of four primary components: chemistry, manufacturing and controls (CMC), preclinical (laboratory and animal) pharmacology studies, preclinical toxicology studies, and regulatory submissions in Australia and the US.  Pursuant to a potentially earlier start of clinical (human) trials in Australia, an HREC (Human Research Ethics Committee) application will be submitted with subsequent CTN (Clinical Trial Notification) to the TGA (Therapeutic Goods Administration).  Complementing the Australian initiative, a similar, but considerably more extensive, preclinical package has been submitted to the US FDA in support of an IND (Investigational New Drug) application, enabling the same clinical trial to open at sites in the US.  The initial clinical trial in previously treated patients with locally advanced or metastatic pancreatic cancer will be a Phase 1 First-in-Human study with a dose-escalation phase, and possibly an expansion phase at the anticipated recommended treatment dose, conducted at clinical sites in both Australia and the US.  Sun BioPharma has engaged expert clinicians who treat pancreatic cancer at major cancer treatment centers in Melbourne, Sydney and Adelaide, Australia as well as the Fred Hutchinson Cancer Center in Seattle, Washington; the Ohio State University in Columbus, Ohio; and Translational Genomics Research Institute (TGen) in Scottsdale, Arizona.  These Key Opinion Leaders (KOLs) with demonstrated proven performance in pancreatic cancer studies have enthusiastically agreed to participate as investigators for Sun BioPharma"s Phase 1 First-in-Human study.

Subject to obtaining sufficient financing, Sun BioPharma expects to be positioned to initiate a Phase 1 clinical trial of SBP-101 in previously treated pancreatic cancer patients is expected to start  in late 2015 at up to three sites in Australia and another three sites in the US.  Sun BioPharma estimates that additional funding of $10 million will be required to complete preclinical work, obtain regulatory milestones (a CTN and an IND) and complete the Phase 1 First-in-Human study.  Once human data have been acquired with SBP-101 in a Phase 1 trial, Sun BioPharma will evaluate the estimated response rate and determine whether this novel approach to pancreatic cancer could be safe and effective.  A response rate of at least 30% with a reasonable safety profile will justify continued development of SBP-101 for patients with adenocarcinoma of the pancreas.

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Cancer therapeutics typically require a successful randomized Phase 3 trial that shows a survival advantage, with costs often exceeding $250-350 million before efficacy is established.  Sun BioPharma believes that the unique specificity of SBP-101 to the pancreas and pancreatic adenocarcinoma will permit a potential safety and efficacy demonstration and decision point to be reached with a randomized Phase 2 study following a successful Phase 1 demonstration of safety and tolerability with cancer project spending of less than $20 million for completion of the Phase 1 study.

Given the laboratory evidence of comparative efficacy, Sun BioPharma believes that SBP-101 has the potential to change the standard of care for patients with pancreatic cancer, either as monotherapy, or more likely, in combination with existing therapy.

Preclinical Development

To enable IND and HREC/CTN submission and as part of its pharmacology work, Sun BioPharma has conducted plasma and urine assay development and validation in animals, in vitro metabolism studies in liver microsomes and hepatocytes, in vitro interaction studies with hepatic and renal transporters, a protein binding study, animal pharmacokinetic and metabolism/mass balance studies, and human plasma and urine assay development and validation. As a part of the pharmacology evaluation, Sun BioPharma has conducted in vitro pharmacology screen profiling assay, a study in six human pancreatic cell lines, and studies in tumor xenograft models in mice using PANC-1 cell lines and human pancreatic cancer cells (L3.6pl) injected orthotopically in the tail of the pancreas of nude mice.

To meet regulatory requirements and to establish the safety profile of SBP-101, Sun BioPharma has conducted, in rodents and non-rodents, toxicology dose-ranging studies, IND-enabling general toxicology studies, and genetic toxicology studies, including an Ames test.  Exploratory studies in mice and rats and a Good Laboratory Practice (GLP)-compliant dog toxicology study have been completed.  The relationship between dose and exposure (pharmacokinetics) has been described for all three species.  Sun BioPharma has also completed a preclinical hERG assay to detect any electrocardiographic QTc interval effects (IKrpotassium ion channel testing).  Additionally, Sun BioPharma may also conduct reproductive toxicity, immunotoxicity as well as phototoxicity testing if necessary (but not prior to the Phase 1 trial).  As Sun BioPharma anticipates the possibility of using SBP-101 in combination therapy with gemcitabine or AbraxaneÒ, Sun will conduct appropriate nonclinical studies to evaluate the use of these combinations.  Sun BioPharma will also evaluate comparative efficacy of SBP-101, gemcitabine and nab- paclitaxel in various combinations.

Although epidemiology of pancreatic cancer indicates that this is a disease of the older patient and is seen only rarely in the pediatric population, preliminary discussions with pediatric oncologists have nonetheless suggested that SBP-101 be considered for exploratory studies in children with pancreatic cancer.

Overall, given the pharmacodynamic effect of SBP-101, Sun BioPharma does not presently anticipate that indications other than pancreatic adenocarcinoma and pancreatitis will be developed.  Longer term, however, Sun BioPharma may explore the use of SBP-101 in hepatocellular or biliary tract carcinoma, given that the drug is known to also be taken up by the liver at fairly high levels.

Sun BioPharma has met FDA-mandated Chemistry, Manufacturing and Control (CMC) requirements with a combination of in-house expertise and contractual arrangements.  To date, preparation of anticipated metabolites and an internal standard as a prerequisite for Sun BioPharma"s analytical studies have been completed through a Sponsored Research Agreement with the University of Florida and a contract manufacturer.  Sun BioPharma has completed Service Agreements with Syngene International Ltd. for the manufacture and supply of specific quantities of Good Manufacturing Practice (GMP) SBP-101 active pharmaceutical agreement (API) and for the development of synthetic process improvements.  Investigational product (IP or clinical trial supply) has been made and tested at Albany Molecular Research Inc. (AMRI) in Burlington, MA.

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Pancreatic Cancer Investigational New Drug (IND) " Form 1571 Submission

The preclinical work to support the IND submission has been completed.  An IND application package containing the following: an Investigator"s Brochure; a statement of general investigative plans; the proposed Phase 1 pancreatic cancer study protocol, a data management and statistical plan; the CMC data; and the pharmacology, ADME (absorption, distribution, metabolism, excretion), and toxicology data.  Preparation of the SBP-101 IND for pancreatic cancer required collaboration by Sun BioPharma"s manufacturing, preclinical toxicology, pharmacokinetic and metabolism experts, Sun BioPharma"s regulatory affairs project management, and Sun BioPharma"s in-house clinical expertise.  Submission of Sun BioPharma"s pancreatic cancer IND, and allowance thereof by the FDA, will permit Sun BioPharma to proceed in the United States with its Phase 1 clinical trial, that will be a safety and tolerability study in previously treated patients with metastatic pancreatic ductal adenocarcinoma.  This is further discussed in "Clinical Development" below.

Clinical Development " Pancreatic Cancer

Given the unique effects of SBP-101 on the mammalian pancreas, special factors have been considered in the design of the first-in-man study.

Phase 1 Clinical Trial Design

Subject to obtaining Financing, a Phase 1 study in patients with pancreatic cancer, for a duration of approximately 24 months, is anticipated to enroll the first patient before the end of  2015.  This study is expected to include a dose-escalation phase with 15-day cycles of treatment at each dose level.  At least two cycles of therapy are anticipated in this trial, with continued treatment permitted for patients with clinical responses or stable disease.  The projected safety profile suggests that repeat cycles would be well tolerated.

The absence of non-target organ adverse events implies non-overlapping toxicity in the case of subsequent combination with conventional chemotherapeutic agents, such as gemcitabine or nab-paclitaxel, or even FOLFIRINOX.

The specific nature of the pancreatic effect implies a single cancer indication (pancreatic adenocarcinoma) for the compound.  This pancreatic effect of the compound also presumably contraindicates study of SBP- 101 in any healthy volunteer studies (such as a definitive QT interval study) due to potential subsequent development of pancreatic insufficiency.  Other than the possible longer-term exploration of SBP-101 in hepatocellular or biliary tract carcinoma (as mentioned earlier), no indication for malignancy other than pancreatic adenocarcinoma is anticipated.  These facts lead to the expedient circumstance that a classic Phase 1 multi-tumor oncology study is not possible.  Accordingly, the first human study of SBP-101 is designed to be a dose-response study, i.e., a Phase 1 study producing Phase 2 results, or a Phase 1a/1b study.

An unexpected but favorable characteristic of the pancreatic action of SBP-101 is the lack of an effect on the normal insulin-producing islet cells.  Preservation of the islet cells implies the absence of diabetes as a complication of SBP-101 therapy, although the necessity of supplementary oral pancreatic enzymes is expected to be unavoidable.  Impact of the anticipated adverse effect of pancreatic insufficiency is mitigated by Sun BioPharma"s recognition that many patients with pancreatic carcinoma require pancreatic enzyme replacement as a feature of their underlying disease, a complication so common that pancreatic enzyme replacement with one of several commercially available products is typically covered by US and Australian health care plans.  Patients with cystic fibrosis, chronic pancreatitis and pancreatic cancer are the populations most often treated with pancreatic enzyme replacement.

Timing of the onset of action of SBP- 101 has resulted in a careful dose-finding strategy with intervals between cycles of therapy. Correlation between systemic drug exposure, pharmacologic and toxic effects will facilitate dose-finding and schedule determination for an optimal treatment regimen.

Patients will require regular pancreatic and hepatic enzyme assays, and periodic abdominal CT follow-up.  Patients will also require careful monitoring for clinical signs of GI adverse events.

Given the life-threatening nature of pancreatic adenocarcinoma, the limited efficacy of current treatment options, and the long history of failures in pancreatic adenocarcinoma developmental therapeutics, it is anticipated that a successful outcome of the Phase 1a/1b dose-ranging trial will enable execution of an Accelerated Approval pathway.  A 6-month FDA review period is would be a desirable outcome, along with an Oncology Drugs Advisory Committee (ODAC) presentation with post-approval clinical trial commitments for confirmatory studies.

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Phase 2 Pivotal Clinical Trial

Unlike nearly every other early-stage cancer drug, SBP-101"s specificity of anticipated effects uniquely requires that its first human trial will be a dose- response study in the target pancreatic cancer patient population. This rare opportunity results in a simplified path to determine the success or failure of SBP-101 in the treatment of this disease and may result in an expedited development pathway.

With successful Phase 1 results, Sun BioPharma intends to meet with the US FDA to obtain advice on potential breakthrough therapy designation and accelerated approval strategy. Sun BioPharma will actively seek potential commercial partners and the opportunity to evaluate combination therapy alternatives.

With successful completion of FDA recommended clinical studies, Sun BioPharma intends to seek marketing authorization from the FDA, the EMA (European Union), Ministry of Health and Welfare (Japan) and TGA (Australia).  The submission fees may be waived when SBP-101 has been designated an orphan drug in each geographic region, as described under "Orphan Drug Status."

Total Development Costs

The development and commercialization of SBP-101 will involve a preclinical and a clinical development phase. Sun BioPharma estimates that completion of the proposed preclinical development work and Phase 1a/1b clinical trial in pancreatic cancer will require additional funding of at least $10 million in addition to what Sun BioPharma has already raised and to take up to 24 months from the completion of this transaction. Additional clinical trials will be subsequently required if the results of the Phase 1 pancreatic cancer trial are positive.  Sun BioPharma estimates the total time and cost to obtain FDA and EU approval and bring SBP-101 to market is 6 to 7 years and up to two-hundred million dollars ($200 million), although this process could be accelerated and less funds would be needed if SBP-101 qualifies for Breakthrough Status.  A breakthrough therapy designation conveys fast track program features, more intensive FDA guidance on an efficient drug development program, an organizational commitment involving senior managers, and eligibility for rolling review and priority review.

Orphan Drug Status

The Orphan Drug Act (ODA) provides special status to drugs which are intended for the safe and effective treatment, diagnosis or prevention of rare diseases that affect fewer than 200,000 people in the US, or that affect more than 200,000 persons but for which a manufacturer is not expected to recover the costs of developing and marketing such a drug.  Orphan drug designation has the advantage of reducing drug development costs by: (i) streamlining the FDA"s approval process, (ii) providing tax breaks for expenses related to the drug development, (iii) allowing the orphan drug manufacturer to receive assistance from the FDA in funding the clinical testing necessary for approval of an orphan drug, and (iv) facilitating drug development efforts. More significantly, the orphan drug manufacturer"s ability to recover its investment in developing the drug is also greatly enhanced by the FDA granting the manufacturer seven years of exclusive US marketing rights upon approval.  Designation of a drug candidate as an orphan drug therefore provides its sponsor with the opportunity to adopt a faster and less expensive pathway to commercializing its product.  Given the prevalence of pancreatic cancer, (about 40,000 in the US) Sun BioPharma has successfully obtained US Orphan Drug Status in 2014 and intends to submit an application for Orphan Drug Status in Europe, Japan and Australia.

Intellectual Property Status

Intellectual property licensed by Sun BioPharma from the University includes Patent #5,962,533 and #6,160,022 covering composition of matter and method of use, with expirations in 2016 and 2019, respectively.

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Development Project Managers

Project managers have been hired or contracted to coordinate all the functions identified in Sun BioPharma"s Development Plan for SBP-101.  In addition, an experienced regulatory affairs project specialist has been engaged to compile and submit all data in support of a European orphan drug status filing (see "Development Costs and Orphan Drug Status"), compile the General Investigative Plan to support all clinical activities, and coordinate all activities in connection with assembly and filing of Sun BioPharma"s IND.  More specifically, the Sun BioPharma experts responsible for overseeing critical functions of the Development Plan are as follows:

Sun BioPharma"s CMC program is under the direction of Thomas Neenan, PhD, a founding member of the Board of Directors and Sun BioPharma"s Chief Scientific Officer, and an experienced pharmaceutical industry synthetic chemist.  Dr. Neenan has commissioned Contract Manufacturing Organizations (CMOs), who have improved the process for synthesis of SBP-101, and who have produced high- quality compound, chemically identical to that synthesized by Dr. Bergeron at the University of Florida.  Dr. Neenan"s completed work includes development, confirmation and documentation of the synthetic chemistry process, analytical purity, reproducibility, stability (shelf-life), degradation products and pharmaceutical formulation and packaging.  This work has culminated in a supply of drug to support Sun BioPharma"s preclinical work and human clinical trials.

Ajit Shah, PhD, is Sun BioPharma"s Vice President of Clinical Pharmacology.  Dr. Shah has extensive prior experience with numerous other compounds at both large and mid-size sponsoring companies, including Pfizer and MGI Pharma.  His completed work includes development of analytical methods to quantify levels of drug and characterization of metabolites in plasma, urine and tissues, plus distribution of the compound in living tissues, metabolic pathways and products, anticipated drug blood levels, half- life in the organism, and excretion pathways.  Dr. Shah"s work has enabled informed dose and schedule planning for human clinical trials.

Anthony Kiorpes, PhD, DVM, has responsibility for Sun BioPharma"s toxicology program, a role he has assumed previously for many preclinical projects at other companies.  His studies have determined single- and multiple-dose safety profiles in rodent and non-rodent species, enabling improved safety monitoring in the design of clinical trials for SBP-101. Dr. Kiorpes" results have helped management to predict and prevent potential side effects in humans.

Michael Cullen, MD, Sun BioPharma founder, CEO, Chairman and President, an experienced drug development specialist with 10 prior NDA approvals, has led Sun BioPharma"s overall Clinical and Regulatory Affairs & Project Management effort, including timeline and budget management, critical path timeline synchronization, IND/HREC/CTN package submissions, management of industry partner collaborative efforts, initial EU Regulatory Affairs planning, and collaboration on oversight of outsourced CMC efforts.  Dr. Cullen has recruited additional experienced and talented staff in the positions of statistical analyses, clinical operations, clinical research and non-clinical studies.

Suzanne Gagnon, MD, Sun BioPharma"s Chief Medical Officer, an experienced CMO, having served in that capacity for several private and public companies, including BioPharm/IBAH/Omnicare, ICON, Idis, NuPathe, Luitpold and Rhone-Poulenc Rorer where she helped develop docetaxel, still an important chemotherapy agent, will join Michael Cullen, MD in leading the design of Sun BioPharma"s clinical trials, recruiting investigators, monitoring the safety of the patients and reporting the findings to the FDA, EMA and TGA, and in the medical literature.  Sun BioPharma has engaged Courante Oncology, an experienced clinical contract research organization (CRO), to manage clinical operations in the USA, and has selected a CRO for Sun BioPharma"s Australian operations.  These two CROs will provide regulatory documentation for HREC/CTN and IRB (Investigational Review Board) submissions, FDA 1571 regulation compliance, and informed consents, as well as clinical study site qualification, contracting and payment, study conduct monitoring, data collection, analysis and reporting.

Government Regulation

FDA regulations require submission of an IND (Investigational New Drug) application, which was submitted in May 2015, and is currently in review by FDA.  CMC (Chemistry, Manufacturing and Controls) questions from FDA on 19 June 2015 has resulted in a minimum 60 day delay in FDA acceptance of the IND for filing, pending FDA review and acceptance of the Sun BioPharma CMC response, due for submission to FDA in late July 2015.

The SBP-101 clinical program will be conducted in the US under the IND and FDA regulations, which are primarily safety focused, until late in the development program, when an NDA (New Drug Application) with satisfactory evidence of both safety and tolerability, will be submitted to FDA in the quest for marketing approval.  Similarly, an abbreviated data package, primarily consisting of the clinical study protocol and IB (Investigator"s Brochure) is in review by an Australian HREC (Human Research Ethics Committee).  This application review is also delayed pending the FDA review of the additional CMC data requested on June 19, 2015.  The Clinical Trial will commence in Australia following HREC approval, Local Governance (Hospital) approval and submission and acceptance of a CTN (Clinical Trial Notification) by the TGA (Therapeutic Goods Administration) in Australia.  It is anticipated that the Clinical Trial will commence in both the US and Australia late in 2015.

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Research and Development

As a pre-clinical stage drug development company, without a marketed product, no costs are borne directly by customers.  Approximately $3 million US has been spent in each of the last two years on research and development.

Compliance with Environmental Laws

All of the costs of development above are directed at compliance with US FDA and Australian TGA regulations; however, environmental compliance costs have been incurred primarily in the CMC function at our CMOs both in Bangalore, India and Burlington, MA, USA. These costs are borne by the respective CMOs, and are typically not broken out, but are reflected in the overall cost of the contracts between SB the respective CMOs.

Employees

As of July 2, 2015, Sun BioPharma had 9 employees, all of whom were full-time employees including its Chief Executive Officer, President and Chairman of the Board, its Chief Financial Officer, its Chief Scientific Officer, its Chief Medical Officer, its Vice President of Clinical Pharmacology, its Vice President of Operations and its Director of Pancreatitis Research. Sun BioPharma may hire additional employees to support the growth of its business. Sun BioPharma believes that operational responsibilities can be handled by its current employees and independent consultants. Sun BioPharma is using and will continue to use the services of independent consultants and contractors to perform various professional services. Sun BioPharma believes that this use of third-party service providers enhances its ability to minimize general and administrative expenses.

Description of Securities to be Assumed

Options

As of July 2, 2015, Sun BioPharma had issued and outstanding options to purchase 2,059,304 shares of common stock, all of which were issued under the Sun BioPharma, Inc. 2011 Stock Option Plan (the "2011 Plan"), which is proposed to be assumed by our Company pursuant to the Merger. As of July 2, 2015, an additional 257,162 shares remained available for future grants under the 2011 Plan.

Warrants

As of July 2, 2015, Sun BioPharma had issued and outstanding warrants to purchase 637,500 shares of common stock and no warrants to purchase shares of preferred stock outstanding.  Each warrant is exercisable for up to ten (10) years after the date of issuance (or earlier upon Change of Control (as defined in each warrant) or an initial public offering); and (z) each holder of a warrant has the right to purchase up to 50% of the original principal amount of the related (but cancelled) convertible promissory notes at a specified exercise price.

Convertible Promissory Notes

As of July 2, 2015, Sun BioPharma had outstanding $2,775,000 aggregate principal amount of Sun BioPharma, Inc. Convertible Promissory Notes (collectively, the "Notes"), which convert into fully paid and nonassessable shares of Common Stock of Sun BioPharma at a rate of $4.50 per share of Sun BioPharma Common Stock.  If all of the outstanding "Notes" converted into shares of Sun BioPharma common stock as of July 2, 2015, the holders would receive a total of 616,667 shares of common stock.

Management"s Discussion and Analysis of Financial Condition and Results of Operations

You should read the following discussion and analysis of Sun BioPharma"s financial condition and results of operations together with its consolidated financial statements and related notes included elsewhere in this filing. Some of the information contained in this discussion and analysis or set forth elsewhere in this filing, including information with respect to its plans and strategy for tis business and related financing, includes forward- looking statements that involve risks and uncertainties. See "Special Note Regarding Forward-Looking Statements." Sun BioPharma"s actual results may differ materially from those described below. You should read the section titled "Risk Factors" for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis.

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Overview

Sun BioPharma is a pre-clinical stage drug development company advancing the commercial development of a proprietary polyamine analogue for pancreatic cancer and for a second indication in chronic pancreatitis. Sun BioPharma has exclusively licensed the worldwide rights to this compound, which has been designated as SBP-101, from the University of Florida Research Foundation, Inc. ("UFRF"). Sun BioPharma intends to generate income from pharmaceutical products it develops either alone or with one or more strategic partners.  In the years ended December 31, 2014 and 2013, Sun BioPharma had no revenues and net losses of $3,531,000 and $4,087,000, respectively.

In the three month period ended March 31, 2015, Sun BioPharma had no revenues and a net loss of $2,191,000, compared to no revenues and a net loss of $581,000 for the three month period ended March 31, 2014.

Sources of Expenses

General and administrative expense

Sun BioPharma"s general and administrative expense consists primarily of management staffing, legal and accounting fees, debt discount, insurance premiums, office support costs and share-based compensation.

Research and product development expense

Sun BioPharma"s research and product development expense consists of costs associated with pre- clinical testing, drug manufacturing and share-based compensation.

Other income (expense)

Sun BioPharma"s other income (expense) primarily reflects interest expense and change in fair value of derivatives.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosures in the financial statements. Critical accounting policies are those accounting policies that may be material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change, and that have a material impact on financial condition or operating performance. While Sun BioPharma bases its estimates and judgments on its experience and on various other factors that Sun BioPharma believes to be reasonable under the circumstances, actual results may differ from these estimates under different assumptions or conditions. Sun BioPharma believes the following critical accounting policies used in the preparation of its financial statements require significant judgments and estimates. For additional information relating to these and other accounting policies, see Note 2 to Sun BioPharma"s audited financial statements for the years ended December 31, 2014 and 2013, and Note 2 to Sun BioPharma"s unaudited condensed consolidated financial statements for the three month periods ended March 31, 2015 and 2014, each appearing elsewhere in this filing.

Fair Value Estimates of Common Stock

Sun BioPharma utilizes estimates and assumptions in determining the fair value of its common stock. Sun BioPharma granted stock options at exercise prices not less than the fair market value of its common stock as determined by its Board, with input from management. Sun BioPharma has obtained independent appraisals of the estimated fair value of its common stock based on a number of objective and subjective factors, including external market conditions affecting the medical device industry and the historical prices at which Sun BioPharma sold shares of its common stock.

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Share-Based Compensation

Sun BioPharma recognizes compensation expense in an amount equal to the estimated grant date fair value of each option grant, or stock award over the estimated period of service and vesting. This estimation of the fair value of each stock-based grant or issuance on the date of grant involves numerous assumptions by management. Although Sun BioPharma calculates the fair value under the Black Scholes option pricing model, which is a standard option pricing model, this model still requires the use of numerous assumptions, including, among others, the expected life (turnover), volatility of the underlying equity security, a risk free interest rate and expected dividends. The model and assumptions also attempt to account for changing employee behavior as the stock price changes and capture the observed pattern of increasing rates of exercise as the stock price increases. The use of different values by management in connection with these assumptions in the Black Scholes option pricing model could produce substantially different results.

Accounting for Income Taxes

Deferred income taxes result primarily from temporary differences between financial and tax reporting. Deferred tax assets and liabilities are determined based on the difference between the financial statement basis and tax basis of assets and liabilities using enacted tax rates. Future tax benefits are subject to a valuation allowance when management is unable to conclude that Sun BioPharma"s deferred tax assets will more-likely-than-not be realized from the results of operations. Sun BioPharma"s estimate for the valuation allowance for deferred tax assets requires management to make significant estimates and judgments about projected future operating results. A valuation allowance has been established against all net deferred tax assets. If actual results differ from these projections or if management"s expectations of future results change, it may be necessary to adjust the valuation allowance.

Results of Operations

Comparison of years ended December 31, 2014 and 2013

Operating expenses

Sun BioPharma had total operating expenses of $3,445,000 in 2014, an increase of $208,000, or 6%, compared to $3,237,000 in 2013. The primary reason for the increase was higher research and development costs, offset by lower general and administrative expenses. The changes in the various components of Sun BioPharma"s operating expenses are described below.

General and administrative expense

Sun BioPharma had general and administrative expense of $1,079,000 in 2014, a decrease of $570,000, or 35%, compared to $1,649,000 in 2013. The primary reasons for the decrease were caused by decreases in option compensation ($764,000), offset by increases in personnel costs ($116,000) and legal and accounting fees ($65,000).

Research and product development expense

Sun BioPharma had research and product development expense of $2,366,000 in 2014, an increase of $778,000, or 49%, compared to $1,588,000 in 2013. The primary reasons for the increase were caused by increases in outside services ($607,000), materials and supplies ($29,000), licenses and patents ($20,000) and stock option compensation ($19,000).

Other income (expense)

Other income (expense) consists primarily of interest expense on convertible promissory notes and change in fair value of derivatives.  Interest expense was $156,000 in 2014, whereas interest expense in 2013 was $98,000, an increase of $58,000, or 59% as a result of issuance of additional convertible notes.  Included in interest expense was the accretion of debt discount which was $184,000 in 2013 and zero in 2014.  The change in the fair value of derivative relating the warrants whose terms became certain in December 2013 was $626,000 in 2013.

Income tax benefit

Income tax benefit consists of refundable tax credits relating to Sun BioPharma"s Australian subsidiary of $108,000 in 2014, which was an increase of $10,000, or 10%, compared to $98,000 in 2013.

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Net loss

For the foregoing reasons, Sun BioPharma had a net loss of $3,531,000 in 2014, as compared to a net loss of $4,087,000 in 2013.

Comparison of three months ended March 31, 2015 and 2014

Operating expenses

Sun BioPharma had total operating expenses of $2,190,000 for the three month period ended March 31, 2015, an increase of $1,614,000, or 280%, compared to $576,000 for the same period in 2014. The primary reason for the increase was higher general and administrative costs and higher research and development costs. The changes in the various components of Sun BioPharma"s operating expenses are described below.

General and administrative expense

Sun BioPharma had general and administrative expense of $1,203,000 for the three month period ended March 31, 2015, an increase of $948,000, or 372%, compared to $255,000 for the same period in 2014. The primary reasons for the increase were caused by increases in personnel costs ($150,000), legal and accounting fees ($114,000) and stock option compensation ($700,000).

Research and product development expense

Sun BioPharma had research and product development expense of $987,000 for the three month period ended March 31, 2015, an increase of $666,000, or 207%, compared to $321,000 for the same period in 2014. The primary reasons for the increase were caused by increases in outside services ($397,000) and stock option compensation ($180,000).

Other income (expense)

Other income (expense) consists primarily of interest expense on convertible promissory notes and loss on foreign currency exchange.  Interest expense was $40,000 for the three month period ended March 31, 2015, whereas interest expense for the same period in 2014 was $33,000, an increase of $7,000, or 21%.  The loss on foreign currency exchange was $20,000 for the three month period ended March 31, 2015, whereas the loss on foreign exchange for the same period in 2014 was $3,000, an increase of $13,000, or 433%.

Net loss

For the foregoing reasons, Sun BioPharma had a net loss of $2,191,000 for the three month period ended March 31, 2015, as compared to a net loss of $581,000 for the same period in 2014.

Liquidity and Capital Resources

Sun BioPharma had cash and cash equivalents of $1,653,000 at December 31, 2014 compared to $2,693,000 at December 31, 2013, and total current liabilities of $467,000 at December 31, 2014 compared to $559,000 at December 31, 2013.  At December 31, 2014 and 2013, Sun BioPharma had working capital of $1,906,000 and $2,303,000, respectively.

At March 31, 2015 Sun BioPharma had cash and cash equivalents of $1,171,000, total current liabilities of $817,000, and working capital of $1,036,000.

Sun BioPharma"s principal source of cash has been the issuance of convertible promissory notes and capital stock. Sun BioPharma expects its operating expenses will continue to grow and, as a result, Sun BioPharma will need to generate significant additional funding. Sun BioPharma believes that cash on hand will be sufficient to fund its operations through September 2015. Although Sun BioPharma does not have any current capital commitments, it expects that it will increase its projected expenditures once it has additional capital on hand in order to continue its efforts to grow its business and complete Phase 1 clinical trials for its SBP-101 drug candidate. Accordingly, Sun BioPharma expects to make additional expenditures in product development to continue enhancing its current products. Sun BioPharma also expects to invest in research and development efforts of follow-on products. However, Sun BioPharma does not have any definitive plans as to the exact amounts or particular uses at this time, and the exact amounts and timing of any expenditure may vary significantly from its current intentions.

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Going Concern

Sun BioPharma has incurred recurring losses since inception and expects to continue to incur costs and expenses related to product development and sales and marketing of its products. As of December 31, 2014, Sun BioPharma had cash of $1,653,000, working capital of $1,906,000 and stockholders" deficit of $1,316,000. As of March 31, 2015, Sun BioPharma had cash of $1,171,000, working capital of $1,036,000 and stockholders" deficit of $2,196,000. Sun BioPharma"s principal source of cash has been the issuance of convertible notes and capital stock. Sun BioPharma anticipate that its operating expenses will continue to grow and, as a result, it will need to generate significant additional funding to finance company operations.

Sun BioPharma expects to continue its business into the foreseeable future as long as additional debt or equity financing is raised and revenues are achieved as anticipated. There can be no assurance that such financing will be available on terms commercially acceptable to Sun BioPharma or on any terms. Sun BioPharma does not anticipate generating revenues for the foreseeable future.  Failure to manage discretionary expenditures, raise additional financing and increase revenues may adversely impact Sun BioPharma"s ability to achieve its intended business objectives. As a result, Sun BioPharma may be forced to reduce or curtail its operations. These factors raise substantial doubt about Sun BioPharma"s ability to continue as a going concern.  The consolidated financial statements included elsewhere in this filing do not include any adjustments that might be necessary if Sun BioPharma is unable to continue as a going concern.

Cash Flows

Operating activities

Sun BioPharma used $3,343,000 of net cash in operating activities in 2014. Adjustments to reconcile net loss to net cash used in operating activities plus changes in operating assets and liabilities were $188,000 in 2014. These adjustments primarily reflect increases in share-based compensation expense, non-cash interest expense, and rebate receivable, offset by a decrease in accounts payable and accrued expenses.

Sun BioPharma used $1,931,000 of net cash in operating activities in 2013. Adjustments to reconcile net loss to net cash used in operating activities plus changes in operating assets and liabilities were $2,156,000 in 2013. These adjustments primarily reflect increases in share based compensation, fair value adjustment to warrant liabilities, and a decrease to accounts payable and accrued expenses.

Sun BioPharma used $913,000 of net cash in operating activities for the three months ended March 31, 2015. Adjustments to reconcile net loss to net cash used in operating activities plus changes in operating assets and liabilities were $1,278,000 in the three month period ended March 31, 2015. These adjustments primarily reflect increases in accounts payable and stock-based compensation expense.

Sun BioPharma used $710,000 of net cash in operating activities for the three month period ended March 31, 2014. Adjustments to reconcile net loss to net cash used in operating activities plus changes in operating assets and liabilities were $130,000 in the three month period ended March 31, 2014. These adjustments primarily reflect decreases in accounts payable, offset by stock based compensation, reductions in receivables and increases in accrued expenses.

Investing activities

Sun BioPharma used $501,000 of net cash in investing activities in 2014 to invest excess cash in a mutual fund.  There were no significant investing activities during 2013.

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Financing activities

Sun BioPharma generated $2,815,000 of net cash from financing activities in 2014 from issuance of convertible promissory notes and the exercise of common stock options and warrants.

Sun BioPharma generated $2,991,000 of net cash from financing activities in 2013 from the issuance of convertible promissory notes.

Sun BioPharma generated $434,000 of net cash from financing activities during the three month period ended March 31, 2015 from the sale of common stock and exercise of common stock options.

Sun BioPharma generated $2,408,000 of net cash from financing activities during the three month period ended March 31, 2014 from the issuance of convertible promissory notes and exercise of common stock options.

Description of Indebtedness

As of March 31, 2015, Sun BioPharma had $3,000,000 outstanding in convertible promissory notes that incur annual interest of 5%, payable quarterly, and are convertible into common stock at $4.50 per share.  These notes are scheduled to mature in December 2018.  Sun BioPharma also had $300,000 outstanding in an unsecured loan that accrues annual interest of 4.125%. All principal and accrued interest on this loan are scheduled to become payable in October 2017.

Off-Balance Sheet Arrangements

As of December 31, 2014 and 2013 and March 31, 2015 and 2014, Sun BioPharma had no off-balance sheet arrangements.

Contractual Obligations and Commitments

As of December 31, 2014 and 2013 and March 31, 2015 and 2014, Sun BioPharma had no material commitments other than the liabilities reflected in its financial statements.

Sun BioPharma"s Financial Statements

Sun BioPharma"s audited consolidated financial statements and notes thereto for the years ended December 31, 2014 and 2013 begin on Page F-1 of this Information Statement, and its unaudited condensed consolidated financial statements for the interim periods ended March 31, 2015 and 2014 begin on Page F-20 of this Information Statement.

Pro Forma Financial Statements

Unaudited pro forma financial statements and notes thereto, reflecting amounts as if the Merger between the Company's subsidiary and Sun BioPharma had occurred previously, begin on Page F-30 of this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our Common Stock as of the Record Date, of (i) each person known to us to beneficially own more than 5% of our stock, (ii)  our directors, (iii) each named executive officer, and (iv) all directors and named executive officers as a group. As of July 23, 2015, there were a total of 1,450,322 shares of Common Stock issued and outstanding and 200,119 shares of Series A Preferred Stock issued and outstanding, with no other shares of preferred stock issued or outstanding.

The column titled "Percentage Owned" shows the percentage of voting stock beneficially owned by each listed party.

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The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which a person or entity has sole or shared voting power or investment power plus any shares which such person or entity has the right to acquire within sixty (60) days of the Record Date, through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with that person"s spouse) with respect to all shares of capital stock listed as owned by that person or entity, and the address of each of the shareholders listed below is c/o Cimarron Medical, Inc., 10 W. Broadway, Ste. 700, Salt Lake City, Utah, 84101.

Name and Address of Beneficial Owner	Shares of Common Stock	Percent of Common Stock	Shares of Series A Preferred Stock	Percent of Series A Preferred Stock

David Fuhrman (CEO & Director)	458,736	31.6%	100059.5	50%
15 South 1200 East
Salt Lake City, Utah 84102

Robert Sargent (Director) [1]	291,530	20.1%	100059.5	50%
1951 Logan Avenue
Salt Lake City, Utah 84108

All Officers and Directors as a Group (2 persons)	750,266	51.7%	200,119	100%

Peter Cartwright	222,274	15.3%
1761 Mohawk Circle
Salt Lake City, Utah 84108

Andrew Marks	177,535	12.2%
2516 Dimple Dell Road
Sandy, Utah 84092

Doug Adamson	174,532	12%
1371 Farm Meadow Lane
Salt Lake City, Utah 847117

(1) Robert Sargent is the manager of Rare Principle, L.C., and, as such, is the beneficial owner of 291,530 shares of Common Stock and 100,059.5 shares of Series A Preferred Stock held by Rare Principle, L.C., with sole voting and dispositive power with respect to all such shares.

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WHERE YOU CAN FIND MORE INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the Securities and Exchange Commission (the "SEC"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

The following documents, as filed with the SEC by the Company, are incorporated herein by reference:

(1)	Annual Report on Form 10-K for the fiscal year ended December 31, 2013;

(2)	Annual Report on Form 10-K for the fiscal year ended December 31, 2014; and

(3)	Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2015.

You may request a copy of these filings, at no cost, by writing Cimarron Medical, Inc., at 10 W. Broadway, Ste. 700, Salt Lake City, Utah, 84101, or telephoning the Company at (801) 532-3080. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of capital of the Company only for information purposes in connection with the Written Consent, pursuant to and in accordance with Rule 14c-2 of the Exchange Act and the notice requirements of the URBCA. Please carefully read this Information Statement.

By Order of the Board of Directors

/s/ David Fuhrman
Chief Executive Officer
Director

Dated: July 24, 2015

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SUN BIOPHARMA, INC.

Financial Statements

Index to Financial Statements

Audited Financial Statements (as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013)

Unaudited Financial Statements (as of March 31, 2015 and 2014 and for the three months ended March 31, 2015 and 2014)

F-1

Report of Independent Auditor
To the Board of Directors of
Sun BioPharma, Inc.

We have audited the accompanying consolidated balance sheets of Sun BioPharma, Inc. and Subsidiary (the "Company") as of December 31, 2014 and 2013 and the related consolidated statements of operations and comprehensive loss, changes in stockholders" (deficit) equity and cash flows for the years then ended. The Company"s management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company"s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2014 and 2013 and the consolidated results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, during 2014 and 2013 the Company incurred net losses of approximately $3.5 million and $4.1 million, respectively, and has incurred cumulative net losses since inception of approximately $8.6 million. Furthermore, the Company expects to continue to incur substantial net losses through the foreseeable future. These factors, among others as discussed in Note 1 to the financial statements, raise substantial doubt about the Company"s ability to continue as a going concern. Management"s plans in regard to these matters are also described in Note 1. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Cherry Bekaert LLP
Tampa, Florida
April 16, 2015

F-2

SUN BIOPHARMA, INC.
CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2014 AND 2013

	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$1,653,494	$2,693,375
Stock subscription receivable	94,400	-
Investments	499,495	-
Rebate receivable	-	51,850
Prepaid expenses	17,556	22,567
Income tax receivable	108,459	94,965
Total current assets	2,373,404	2,862,757

Property and equipment, net	271	407
Other assets, net	104,341	123,557
Total assets	$2,478,016	$2,986,721

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Accounts payable	$334,710	$337,668
Accrued expenses	132,208	221,784
Total current liabilities	466,918	559,452

Long- term liabilities:
Accrued interest	26,984	14,611
Long- term debt	300,000	300,000
Convertible notes payable	3,000,000	700,000
Total long-term liabilities	3,326,984	1,014,611

Commitments and contingencies (Note 5)	-	-

Stockholders' (deficit) equity:
Common stock, $0.001 par value; 20,000,000 shares authorized;
5,688,927 and 5,005,522 shares issued and outstanding
at December 31, 2014 and 2013, respectively	5,688	5,005
Preferred stock, $0.001 par value; 5,000,000 shares authorized;
no shares issued and outstanding	-	-
Additional paid-in capital	7,264,729	6,449,907
Accumulated deficit	(8,568,880)	(5,037,678)
Accumulated comprehensive loss, net	(17,423)	(4,576)
Total stockholders' (deficit) equity	(1,315,886)	1,412,658
Total liabilities and stockholders' (deficit) equity	$2,478,016	$2,986,721

The accompanying notes to the consolidated financial statements are an integral part of these consolidated financial statements.

F-3

SUN BIOPHARMA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013
Operating expenses:
General and administrative	$1,079,444	$1,648,966
Research and development	2,365,764	1,588,416
Total operating expenses	3,445,208	3,237,382

Loss from operations	(3,445,208)	(3,237,382)

Other income (expense):
Interest income	5,709	5,736
Interest expense	(184,056)	(327,755)
Other expense	(16,106)	-
Change in fair value of derivatives	-	(625,705)
Total other income (expense)	(194,453)	(947,724)

Loss before income tax benefit	(3,639,661)	(4,185,106)
Income tax benefit	108,459	98,453

Net loss	(3,531,202)	(4,086,653)
Foreign currency translation adjustment, net of taxes of $-0-	(12,847)	(4,576)
Comprehensive loss	$(3,544,049)	$(4,091,229)

Weighted average shares outstanding:
Basic and diluted	5,109,644	2,628,206
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.69)	$(1.55)

The accompanying notes to the consolidated financial statements are an integral part of these consolidated financial statements.

F-4

SUN BIOPHARMA, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS" (DEFICIT) EQUITY

YEARS ENDED DECEMBER 31, 2014 AND 2013

			Additional		Accumulated	Total
	Common Stock		Paid-In	Accumulated	Comprehensive	Stockholders'
	Shares	Par Value	Capital	Deficit	Loss	(Deficit) Equity

Balances, January 1, 2013	2,567,171	$2,566	$2,281,962	$(951,025)	$-	$1,333,503

Issuance of common stock	28,572	29	99,972	-	-	100,001

Conversion of convertible notes payable
and accrued interest into common stock	2,409,779	2,410	2,407,369	-	-	2,409,779

Reclassification of derivative liability to equity	-	-	809,963	-	-	809,963

Share- based compensation	-	-	850,641	-	-	850,641

Foreign currency translation adjustment, net of taxes of $-0-	-	-	-	-	(4,576)	(4,576)

Net loss	-	-	-	(4,086,653)	-	(4,086,653)

Balances, December 31, 2013	5,005,522	5,005	6,449,907	(5,037,678)	(4,576)	1,412,658

Issuance of common stock for services	100,000	100	90,900	-	-	91,000

Conversion of convertible notes payable	22,505	22	101,252	-	-	101,274
and accrued interest into common stock

Exercise of stock options	535,900	536	492,464	-	-	493,000

Exercise of warrants	25,000	25	24,975	-	-	25,000

Share- based compensation	-	-	105,231	-	-	105,231

Foreign currency translation adjustment, net of taxes of $-0-	-	-	-	-	(12,847)	(12,847)

Net loss	-	-	-	(3,531,202)	-	(3,531,202)

Balances, December 31, 2014	5,688,927	$5,688	$7,264,729	$(8,568,880)	$(17,423)	$(1,315,886)

The accompanying notes to the consolidated financial statements are an integral part of these consolidated financial statements.

F-5

SUN BIOPHARMA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013
Cash flows from operating activities:
Net loss	$(3,531,202)	$(4,086,653)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	112	146
Non-cash interest expense	50,181	84,779
Amortization of debt issuance costs	28,077	45,933
Accretion of long-term debt discount	-	184,258
Unrealized loss on investment	1,505	-
Share-based compensation	196,231	850,641
Fair value adjustment to warrant liabilities	-	625,705
Increase (decrease) in cash resulting from changes in:
Income tax receivable	(9,010)	(94,965)
Rebate receivable	46,932	(51,850)
Prepaid expenses	5,195	10,050
Other assets	-	(521)
Accounts payable and accrued expenses	(131,146)	501,826
Total adjustments	188,077	2,156,002
Net cash used in operating activities	(3,343,125)	(1,930,651)

Cash flows from investing activities:
Purchases of investments	(501,000)	-
Purchases of property and equipment	-	(450)
Net cash used in financing activities	(501,000)	(450)

Cash flows from financing activities:
Proceeds from issuance of convertible notes payable	2,400,000	3,025,000
Proceeds from exercises of stock options and warrants	423,600	100,001
Debt issuance costs paid	(8,885)	(134,101)
Net cash provided by financing activities	2,814,715	2,990,900

Effect of exchange rate changes on cash and cash equivalents	(10,471)	(656)

Net (decrease) increase in cash and cash equivalents	(1,039,881)	1,059,143
Cash and cash equivalents, beginning of year	2,693,375	1,634,232
Cash and cash equivalents, end of year	$1,653,494	$2,693,375

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$106,315	$-
Cash paid during the year for income taxes	$-	$-

Non-cash financing activities:
•
The Company converted $101,274 and $2,409,779 of convertible notes payable and accrued interest into 22,505 and 2,409,779 shares of common stock during the years ended December 31, 2014 and 2013, respectively.

•	During December 2013, derivative liabilities of $809,963 were reclassified to equity.

The accompanying notes to the consolidated financial statements are an integral part of these consolidated financial statements.

F-6

SUN BIOPHARMA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 1"Organization and description of business and liquidity

Sun BioPharma, Inc. and its wholly- owned subsidiary, Sun BioPharma Australia Pty Ltd (collectively, "Sun BioPharma" or "the Company") were organized to engage in advancing the commercial development of a proprietary polyamine analogue for pancreatic cancer and for a second indication in chronic pancreatitis. The Company has exclusively licensed the worldwide rights to this compound, which has been designated as SBP-101, from the University of Florida Research Foundation, Inc. ("UFRF"). Sun BioPharma"s goal is to build a profitable company by generating income from pharmaceutical products the Company develops and commercializes, either alone or with one or more strategic partners. Sun BioPharma, Inc. was incorporated under the laws of the State of Delaware on September 21, 2011, and its principal office is located in Sanibel, Florida. Sun BioPharma Australia Pty Ltd was established on May 24, 2013, and incorporated under the laws of Australian Securities and Investments Commission.

The Company operates in a highly regulated and competitive environment. The manufacturing and marketing of pharmaceutical products require approval from, and are subject to ongoing oversight by, the Food and Drug Administration ("FDA") in the United States, the Therapeutic Goods Administration ("TGA") in Australia, the European Medicines Agency ("EMA") in the European Union, and comparable agencies in other countries. Obtaining approval for a new pharmaceutical product is never certain, may take many years, and is normally expected to involve substantial expenditures.

For the years ended December 31, 2014 and 2013, the Company incurred a net loss of approximately $3.5 million and $4.1 million, respectively, and cumulative net losses since inception of approximately $8.6 million. The Company expects losses to continue through the foreseeable future as the Company continues to commercialize its SBP-101 compound and pursue research and development activities. Net cash used in operations for the years ended December 31, 2014 and 2013 amounted to $3.3 million and $1.9 million, respectively. Since inception, the Company has financed its activities principally from the sale of equity securities and the issuance of convertible notes to both third party and related party investors (convertible note sales of approximately $2.4 million and $3.0 million in 2014 and 2013, respectively).

If necessary, certain planned expenditures, including expenditures related to research and development projects, could be deferred or forgone if the Company believes it is necessary to do so in order to fund operations. In addition, if necessary, the Company could implement restrictions on non-essential travel, put in place a salary deferral program for certain employees, reduce utilization of outside professional service providers and implement a reduction in the Company's workforce. Notwithstanding these potential cost control measures, the Company"s available cash and cash equivalents are insufficient to satisfy its long-term operating requirements. Accordingly, the Company will need to seek additional sources of funds, from the sale of equity or debt securities or through a credit facility, or the Company will need to modify its current business plan. There can be no assurances that the Company will be able to obtain additional financing on commercially reasonable terms, if at all. The sale of additional equity or convertible debt securities would likely result in dilution to the Company"s current stockholders.

Note 2"Summary of significant accounting policies

Principles of Consolidation - The accompanying consolidated financial statements include the assets, liabilities and expenses of Sun BioPharma, Inc. and its wholly-owned subsidiary. Intercompany transactions and balances are eliminated in consolidation.

Cash and Cash Equivalents - The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents consist primarily of bank deposits, money market accounts and short-term investment accounts. The recorded values approximate fair market values due to the short maturities.

F-7

SUN BIOPHARMA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 2"Summary of significant accounting policies (continued)

Investments - Investments consist of a mutual fund and are reported at fair value at each reporting period. Investments are considered trading securities by the Company (see Note 4). As such, unrealized gains and losses included in earnings and recorded as interest income in the accompanying consolidated statements of operations and comprehensive loss.

Property and Equipment - Property and equipment are recorded at cost and are depreciated on a straight-line basis over their estimated useful lives. At December 31, 2014 and 2013, property and equipment is comprised of computer software and is being depreciated over a period of four years.

Income Taxes - Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted rates, for each of the jurisdictions in which the Company operates, expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Deferred tax assets are reduced by a valuation allowance unless, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will be realized.

The Company accounts for uncertain tax positions using the more-likely-than-not recognition threshold. The Company"s practice is to recognize interest and/or penalties related to income tax matters in income tax expense. As of December 31, 2014 and 2013, the Company has determined that there are no uncertain tax positions that would have a material impact on the financial statements of the Company.

The Company is subject to taxation in the United States and Australia. Tax returns, since the inception of Sun BioPharma, Inc. in 2011 and thereafter, are subject to examinations by federal and state tax authorities and may change upon examination. Tax returns of Sun BioPharma Australia Pty Ltd. for the year ended December 31, 2013 and thereafter are subject to examination by the Australian tax authorities. Since its inception, the Company has not incurred any federal or state income taxes principally due to operating losses.

The Company"s policy with respect to any undistributed foreign earnings of Sun BioPharma Australia Pty Ltd. is to consider those earnings to be indefinitely reinvested and, accordingly, no related provision for U.S. federal and state income taxes has been provided. Upon distribution of those earnings in the form of dividends or otherwise, the Company may be subject to both U.S. income taxes (subject to an adjustment for foreign tax credits) and withholding taxes in Australia. At December 31, 2014 and 2013, there were no undistributed earnings as Sun BioPharma Australia Pty Ltd. has reported a loss since inception.

Debt Issuance Costs- Costs associated with the issuance of debt instruments are capitalized. These costs are amortized on a straight-line basis, which approximates the effective interest method, over the term of the debt agreements. Included in other assets in the accompanying consolidated balance sheets as of December 31, 2014 and 2013, are deferred debt issuance costs of $141,119 and $132,234, respectively, less accumulated amortization of $37,055 and $9,079, respectively. Amortization expense was $28,077 and $45,933 for the years ended December 31, 2014 and 2013, respectively, which are included in interest expense in the accompanying consolidated statements of operations and comprehensive loss.

F-8

SUN BIOPHARMA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 2"Summary of significant accounting policies (continued)

Research and Development Costs- Research and development costs are charged to operations as incurred. These expenses consist primarily of (i) fees paid to third-party service providers to perform, monitor and accumulate data related to the Company"s preclinical studies and clinical trials; (ii) costs related to sponsored research agreements; (iii) costs to develop a scaled-up process and subsequently manufacture sufficient drug product for use in our studies and trials; (iv) fees paid to consultants for specialized expertise related to execution of the Company"s Development Plan for its licensed drug compound; and (v) fees related to licensing the Company"s technology and concurrent maintenance of licensed patents and patent applications. The Company expenses costs associated with obtaining licenses for patented technologies when it is determined there is no alternative future use of the intellectual property subject to the license (purchased in-process research and development).

Share-Based Compensation- The Company accounts for compensation for all arrangements under which employees and others receive shares of stock or other equity instruments (including options and warrants) based on fair value. The fair value of each award is estimated as of the grant  date, and measurement date, if applicable, and amortized as compensation expense over the requisite service period. The fair values of the Company"s share-based awards (options and warrants) are estimated on the grant dates using the Black-Scholes valuation model. This valuation model requires the input of highly subjective assumptions, including the fair value of the Company"s common stock on the grant date, the expected stock price volatility, estimated award term and risk-free interest rates for the expected term. When estimating the expected term, the Company utilizes the "simplified" method for "plain vanilla" options. The Company bases its estimate of expected stock price volatility on the average of historical volatilities of publicly traded companies it deems similar to the Company because the Company lacks its own relevant historical volatility data. The Company utilizes risk-free interest rates based on zero-coupon U.S. treasury instruments, the terms of which are consistent with the expected term of the stock awards. The Company has not paid and does not anticipate paying cash dividends on its shares of common stock; therefore, the expected dividend yield is assumed to be zero.

Fair Value Determination of the Company"s Common Stock - Determining the fair value of shares of privately held companies in connection with determining the values of share based payments requires making complex and subjective judgments. The Company determined the only viable methodologies to value the Company"s common stock are the implied valuations based on the terms of the license agreement (see Note 5) and bridge and convertible debt financing (see Note 7) to estimate the Company"s enterprise values for the dates on which these transactions occurred. The assumptions take into account certain discounts related to control and lack of marketability. The discounts for lack of marketability were 30%, and the discounts for lack of control or minority interest ranged from 10% to 20%. If different discount rates had been used, the valuations would have been different. There is inherent uncertainty in these estimates.

Foreign Currency Translation Adjustments - The functional currency of Sun BioPharma Australia Pty Ltd is the Australian Dollar ("AUD"). Accordingly, assets and liabilities, and equity transactions of Sun BioPharma Australia Pty Ltd are translated into U.S. dollars at period- end exchange rates. Revenues and expenses are translated at the average exchange rate in effect for the period. The resulting translation gains and losses are recorded as a component of accumulated comprehensive loss in the consolidated statements of changes in stockholders" equity. For the years ended December 31, 2014 and 2013, the Company recognized a loss on translation adjustment in the amount of $12,847 and $4,576, respectively. During 2014, any reclassification adjustments from accumulated other comprehensive income to operations were inconsequential.

F-9

SUN BIOPHARMA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 2"Summary of significant accounting policies (continued)

Net Loss per Share- Basic loss per share is calculated by dividing the net loss attributable to common stockholders by the weighted average number of common shares outstanding for the period, without giving consideration to common stock equivalents. Diluted loss per share is computed by dividing the net loss attributable to common stockholders by the weighted average number of common shares outstanding for the period. The calculation of diluted net loss per share does not include the weighted average number of common stock equivalents outstanding for the period because to do so would be anti-dilutive. Accordingly, diluted net loss per share is the same as basic net loss per share. The following table sets forth potential shares of common stock that are not included in the calculation of diluted net loss per share because of the anti- dilutive result as of December 31:

	2014	2013
Stock options	1,371,938	1,712,838
Warrant	1,137,500	1,162,500
Shares under convertible note agreements	666,667	155,657
	3,176,105	3,030,995

Use of Estimates - The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events - The Company has evaluated events and transactions for potential recognition or disclosure in the consolidated financial statements through April 16, 2015, the date the consolidated financial statements were available to be issued.

Note 3"Concentrations risks and other risks and uncertainties

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents. The Company holds its cash and cash equivalents on deposit with financial institutions in the United States insured by the Federal Deposit Insurance Corporation, up to $250,000, and a financial institution in Australia guaranteed under the Australian Government Guarantee Scheme for Large Deposits and Wholesale Funding, up to $250,000 AUD. At December 31, 2014, $835,922 on deposit with U.S. financial institutions was in excess of insured limits. At December 31, 2014, $136,656 on deposit with the Australian financial institution was in excess of guaranteed limits.

The Company is subject to risks common to emerging companies in the cancer pharmaceuticals industry including, but not limited to: new technological innovations; dependence on key personnel; dependence on key suppliers; changes in general economic conditions and interest rates; protection of proprietary technology; compliance with changing government regulations; and uncertainty of widespread market acceptance of future products.

F-10

SUN BIOPHARMA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 4"Fair value measurements

Fair value measurements for assets and liabilities required to be carried at fair value on a recurring basis are determined based upon a framework prescribed by accounting principles generally accepted in the United States of America. The framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The standard describes three levels of inputs may be used to measure fair value:

Level 1 - Inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date;

Level 2 - Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

Level 3 - Inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability including assumptions regarding risk.

A financial instrument"s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs. There were no changes in the valuation methodologies used at December 31, 2014 from those used in prior periods.

The following is a description of the valuation methodologies used for assets measured as fair value:

Mutual Funds " Valued at quoted market prices, which represent the net asset value (NAV) of shares held at year-end (Level 1 input in the fair value hierarchy discussed above).

The following is a table of the Company"s financial instruments carried at fair value at December 31, 2014 and 2013:

December 31, 2014	Quoted Prices in Active Markets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Fair Value
Assets:

Investments	$499,495	$-	$-	$499,495

December 31, 2013	Quoted Prices in Active Markets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Fair Value
Assets:

Investments	$-	$-	$-	$-

F-11

SUN BIOPHARMA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 5"License agreement

On December 22, 2011, the Company entered into an exclusive license agreement with UFRF (see Note 1), which was acquired in exchange for $15,000 in cash and the issuance of 10% of its common stock. As of the date of the transaction, 200,000 shares of common stock were issued with a fair value of $20,000 based upon an estimated fair value of common stock of $0.10 per share. Additional shares of capital securities were required to be issued to UFRF whenever the Company issues additional common stock such that UFRF maintains its 10% ownership interest in the Company"s common stock ("anti-dillution feature"). This anti-dillution feature terminates when $2,000,000 of additional external investment in the Company, as defined, is secured. The Company secured additional external investment of $2,000,000 during 2012. UFRF holds 262,817 shares of Sun BioPharma"s common stock. The license requires the Company to pay royalties to UFRF ranging from 2.5% to 5% of net sales of licensed products developed from the licensed technology. Minimum annual royalties are required after the initial occurrence of a commercial sale of a marketed product. The minimum annual royalties are as follows:

•	$50,000 is due 270 days after occurrence of first commercial sale;

•	$100,000 is due on the first anniversary date of the first payment;

•	$100,000 is due on the second anniversary date of the first payment; and

•	$300,000 is due on the third anniversary date of the first payment and subsequent anniversary dates thereafter, continuing for the life of the license agreement.

The Company is subject to six different milestone payments under the license agreement.

•	$50,000 is due upon enrollment of the first subject in a Phase I trial;

•	$300,000 is due upon enrollment of the first subject in a Phase II clinical trial;

•	$3,000,000 is due upon approval of a New Drug Application;

•	$2,000,000 is due upon approval to manufacture and market in either the European Union or Japan (one time only);

•	$1,000,000 is due upon the first time annual net sales of licensed product or licensed process by the Company reaches $100,000,000; and

•	$3,000,000 is due upon the first time annual net sales of licensed product or licensed process by the Company reaches $500,000,000.

As of December 31, 2014 and 2013, no royalty or milestone payments were due. The Company is also committed to pay an annual license maintenance fee of $10,000.

F-12

SUN BIOPHARMA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 6"Long-term debt

On October 26, 2012, the Company entered into an unsecured loan agreement with the Institute for Commercialization of Public Research, Inc. (the "Institute"). Under the terms of the agreement, the Company borrowed $300,000 at a fixed interest rate of 4.125%. No principal or interest payments are due until the maturity date, October 26, 2017, unless a mandatory repayment event occurs. A mandatory repayment event includes, (i) a liquidity event defined as a sale of all or substantially all of the assets of the Company; a merger, consolidation, share exchange or similar transaction as a result of which the persons holding the Company equity constituting a majority of the outstanding equity by voting power or economic participation immediately prior to the transaction hold less than a majority of such voting power or economic participation immediately after such transaction; or a sale or transfer of outstanding equity of the Company in a transaction as a result of which the persons holding the Company equity constituting a majority of the outstanding equity by voting power or economic participation immediately prior to the transaction hold less than a majority of such voting power or economic participation immediately after such transaction, (ii) an event of default, (iii) a failure to maintain a Florida base of operations for more than 6 months, (iv) a sale or transfer of licensed technology, (v) any false representation to the Institute, (vi) a violation of law by the Company or a principal officer, or (vii) an achievement of aggregate revenues during any fiscal year of more than $4,000,000 from sales of products and/or services.

Note 7"Convertible notes payable

In May and June 2013, the Company issued a total of $2,325,000 of convertible promissory notes ("Bridge Notes") to ten individual investors. The maturity date for the Bridge Notes was December 15, 2013. Nine of the ten investors were already shareholders in the Company, and three of them were members of the Company"s Board of Directors. The Bridge Notes accrued interest at 6% per annum, and the principal and accrued interest on each Note were convertible, at the holder"s option, into shares of the Company"s common stock at a 30% discount to the price per share of shares sold in either a "Qualified" or "Other" financing ("conversion feature"). A Qualified financing was defined as the sale of stock of $4,000,000 or greater and Other financing was defined as the sale of equity securities that does not constitute a Qualified financing. Each investor was also issued warrants in connection with the Bridge Notes. Each warrant provided the holder with warrant coverage, obtained by multiplying 25% by the original principal amount of the Bridge Notes, at the same discounted price as for the Bridge Notes conversion. If a repayment or subsequent financing was not completed by the maturity date, the warrant coverage on the Bridge Notes increased an additional 25% of the total principal amount of the then outstanding Bridge Notes for every three months (or portion thereof) that such Bridge Notes remained outstanding. The proceeds from the Bridge Notes were allocated to the notes payable and the warrants based on their relative fair values as follows: Bridge Notes ($2,140,742) and warrants ($184,258) (see Note 11). The resulting debt discount was amortized through interest expense over the term of the Bridge Notes. The Bridge Notes" conversion feature was determined by management to be non-substantive at the issuance date in accordance with authoritative guidance, as the Bridge Notes" conversion was not reasonably possible of being exercised and the Company had sufficient cash at issuance to maintain operations through the Bridge Notes" maturity date. Therefore, the conversion feature was not valued or accounted for as a debt discount at issuance of the Bridge Notes.

In October 2013, three holders of the Bridge Notes and a current shareholder offered to lend a minimum of $3,000,000 to the Company through the issuance of new 5% promissory notes (the "New Notes"), convertible into shares of common stock at $4.50 per share. This financing was targeted to close after December 15, 2013. Sale of the New Notes was contingent upon (i) conversion of the existing Bridge Notes (discussed in the previous paragraph) to common stock at $1.00 per share, (ii) establishment of fixed 50% warrant coverage by former holders of the Bridge Notes, with those warrants exercisable at $1.00 per share, and (iii) issuance of employment agreements to the four individuals leading the new financing round, providing compensation in the form of option grants (see Note 10).

F-13

SUN BIOPHARMA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 7"Convertible notes payable (continued)

A $700,000 initial deposit from the New Notes sale was received on December 27, 2013. The New Notes sales were completed in January 2014 with the receipt of additional proceeds of $2,400,000. While the conversion of Bridge Notes was contingent upon closing of a minimum of $3,000,000 of New Notes (which condition was satisfied in January 2014) management, having received verbal commitments from the entire New Notes sales subscription on December 27, 2013, concluded that the New Notes financing condition was probable of being achieved on that date and, accordingly, recorded the Bridge Notes conversion to common stock on that date, in accordance with accounting principles generally accepted in the United States of America.

Conversion of the Bridge Notes and related accrued interest resulted in the issuance of 2,409,779 new shares of common stock in the Company, and warrants were issued to the former owners of the Bridge Notes to purchase a total of 1,162,500 shares of common stock at $1.00 per share. These stock purchase warrants expire on December 27, 2023. Interest accrues at a rate of 5% to holders of the New Notes and is payable on a quarterly basis. The maturity date for the New Notes is December 27, 2018.

In May 2014, a holder of the New Notes converted a $100,000 note plus accrued interest of $1,274 into shares of common stock (see Note 9). In addition, in December 2014, a warrant holder exercised 25,000 warrants (see Note 11).

The Company incurred legal fees of $38,631 in connection with the Bridge Notes which were capitalized and amortized through interest expense through the maturity date. In connection with the New Notes, the Company incurred legal fees of $104,611 which were capitalized. Accumulated amortization of legal fees totaled $20,932 at December 31, 2014. There was no accumulated amortization of legal fees at December 31, 2013. The Company also incurred interest charges totaling $143,712 and $411 on the New Notes in 2014 and 2013, respectively, which are included in interest expense on the accompanying consolidated statements of operations and comprehensive loss. At December 31, 2014 and 2013, accrued interest on the New Notes totaled $37,808 and $411, respectively, and is included in accrued expenses in the accompanying consolidated balance sheets.

Note 8"Income taxes

For the years ended December 31, 2014 and 2013, the Company had no income tax expense, but did have income tax benefit related to its Australian subsidiary. At December 31, 2014 and 2013, the Company had an income tax receivable of $108,459 and $94,965, respectively, comprised of refundable tax credits related to research and development activities of Sun BioPharma Australia Pty Ltd. The 2013 refund was received from the Australian Taxation Office in July 2014.

Due to uncertainties surrounding the realization of its deferred income tax assets in future periods, the Company has recorded a 100% valuation allowance against its net deferred income tax assets. If it is determined in the future that it is more likely than not that any deferred income tax assets are realizable, the valuation allowance will be reduced by the estimated net realizable amounts.

F-14

SUN BIOPHARMA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 8"Income taxes (continued)

The tax effect of temporary differences and net operating losses that give rise to components of deferred income tax assets and liabilities consist of the following at December 31:

	2014	2013
Deferred tax assets:
Net operating loss carryforwards	$2,395,000	$1,223,000
Tax credit carryforwards	152,000	98,000
Accrued expenses	35,000	-
Share- based compensation	38,000	20,000
Net deferred tax asset	2,620,000	1,341,000
Less valuation allowance	(2,620,000)	(1,341,000)
	$-	$-

At December 31, 2014 and 2013, the Company has available approximately $6,400,000 and $3,250,000 of unused operating loss carryforwards that may be applied against future taxable income and which expire beginning in 2031. The Company also has available at December 31, 2014 and 2013, unused research and development tax credits of approximately $152,000 and $98,000, respectively, that may also provide future tax benefits and which expire beginning in 2041.

In general, if the Company experiences a greater than 50% aggregate change in ownership of certain significant stockholders over a three-year period (a Section 382 ownership change), utilization of its pre- change net operating loss carryforwards is subject to an annual limitation under Section 382 of the Internal Revenue Code (and similar state laws). The annual limitation generally is determined by multiplying the value of the Company"s stock at the time of such ownership change (subject to certain adjustments) by the applicable long-term tax-exempt rate. Such limitations may result in expiration of a portion of the net operating loss carryforwards before utilization and may be substantial. The ability of the Company to use its net operating loss carryforwards may be limited or lost if the Company experienced one or more Section 382 ownership changes in connection with past sales of its stock or as a result of future changes in its stock ownership. Losses from a specific period may be subject to multiple limitations, and would generally be limited by the lowest of those limitations.

The Company has determined that a Section 382 ownership change occurred in 2013, and as such, losses incurred prior to that date are subject to an annual limitation of $159,000. The Company has determined no Section 382 ownership change occurred in 2014.

Note 9"Capital stock

During January 2013, the Company sold 28,572 shares of common stock at a purchase price of $3.50 per share in connection with the completion of a private placement offering which commenced in 2012 ($100,001 proceeds in 2013).

F-15

SUN BIOPHARMA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 9"Capital stock (continued)

During May 2014, a convertible note holder converted a 5% $100,000 note plus accrued interest for 22,505 shares of common stock (see Note 7). During June 2014, the Company issued 100,000 shares of common stock in exchange for consulting services to be provided through March 2016. The fair value of the stock upon issuance was determined to be $0.91. In addition, a number of option holders and a warrant holder exercised their options and warrants during 2014 resulting in the issuance of 535,900 and 25,000 shares of common stock, respectively.

At December 31, 2014, proceeds related to certain options and warrant exercises had not been received by the Company and are reflected as a stock subscription receivable in the accompanying 2014 consolidated balance sheet. All payments were received by January 22, 2015.

Note 10"Share-based compensation plan

In 2011, the Company adopted the Sun BioPharma, Inc. Stock Option Plan (the "2011 Plan") to enable the granting of qualified incentive stock options ("ISO"s") and nonqualified stock options ("NQSO"s") to employees, consultants, and non-employee directors of the Company. The exercise price for any option granted may not be less than the fair value of the Company"s common stock (or, in the case of ISO"s granted to certain employees, not less than 110% of fair value). Options granted under the 2011 Plan have a maximum ten-year term and generally vest over two years. At December 31, 2014, the Company has reserved 2,000,000 shares of its common stock for issuance under the 2011 Plan. Effective January 1, 2015, the Company amended the 2011 Plan to reserve an additional 1,000,000 shares of common stock to be granted.

Following is the status of the stock options as of December 31, 2014 and 2013, and changes during the years then ended:

		Weighted
		Average
	Number of	Exercise	Intrinsic
	Shares	Price	Value
Outstanding, January 1, 2013	125,900	$0.35	$-
Granted	1,586,938	0.99
Exercised	-	-
Forfeited	-	-
Outstanding, December 31, 2013	1,712,838	0.95	$126,904
Granted	195,000	0.96
Exercised	(535,900)	0.92
Forfeited	-	-
Outstanding, December 31, 2014	1,371,938	0.96	$616,441

Options exercisable, December 31, 2014	1,371,382	0.96	$611,330

Weighted average fair value of options granted during 2014	$0.52

Weighted average fair value of options granted during 2013	$0.53

F-16

SUN BIOPHARMA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 10"Share-based compensation plan (continued)

Following is the status of options outstanding at December 31, 2014:

		Weighted
		Average	Weighted
		Remaining	Average
	Number	Contractual	Exercise
Exercise Price Range	Outstanding	Life	Price
$0.30 - $0.39	90,900	7.05 years	$0.35
$0.40 - $0.49	75,000	8.46 years	$0.44
$0.90 - $0.99	50,000	9.59 years	$0.91
$1.00 - $1.09	684,336	9.00 years	$1.00
$1.10 - $1.19	471,702	8.99 years	$1.10
	1,371,938		$0.96

Following is the status of unvested options as of December 31, 2014 and 2013, and changes during the years then ended:

		Weighted
		Average
	Number of	Grant Date	Intrinsic
	Shares	Fair Value	Value
Unvested shares, January 1, 2013	48,889	$0.17	$-
Granted	1,586,938	0.53
Vested	(1,621,244)	0.52
Forfeited	-	-
Unvested shares, December 31, 2013	14,583	0.22	$8,167
Granted	195,000	0.52
Vested	(209,027)	0.50
Forfeited	-	-
Unvested shares, December 31, 2014	556	0.22	$5,111

The assumptions used in calculating the fair value under the Black-Scholes option-pricing model are set forth in the following table for options issued by the Company in 2014 and 2013:

	2014	2013
Common stock fair value	$0.44 - $0.91	$0.44 - $0.91
Risk- free interest rates	0.75 - 1.76%	0.75 - 1.74%
Expected dividend yield	0.00%	0.00%
Expected option life (years)	5	5
Expected stock price volatility	69.37% - 70.93%	76.92%

Share-based compensation expense is recorded on a straight-line basis over the requisite service period, which is generally the vesting period. For certain nonemployees providing services, the vesting occurs as services are performed.

F-17

SUN BIOPHARMA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 10"Share-based compensation plan (continued)

As of December 31, 2014, there was $121 of unrecognized compensation costs related to non- vested stock options, which will be recognized in 2015. Compensation costs charged to operations for all stock based compensation were $105,231 and $850,641 in 2014 and 2013, respectively, of which $74,094 and $838,340 were charged to general and administrative and $31,137 and $12,301 was charged to research and development, respectively. There was no income tax benefit realized from share-based payment arrangements with employees in 2014 and 2013.

During 2014 and 2013, the Company granted 195,000 and 1,586,938 stock options, respectively, that contain certain accelerated vesting rights, which allows the option holder to exercise all stock options immediately. Any shares of common stock issued to employees that exercise this option through non-vested stock options are subject to repurchase by the Company should the employee terminate employment with the Company. The Company may exercise this repurchase right up to 90 days following the termination of the employee at a repurchase price equal to the exercise price of the stock option. During 2014, 535,900 stock options were exercised and no outstanding shares of common stock are subject to this repurchase provision. No stock options were exercised during 2013.

Note 11"Warrants

In May and June 2013, the Company issued warrants to the Bridge Note holders (see Note 7) to purchase shares of capital stock of the Company at an exercise price conditional on subsequent financing or $0.44 in the event no financing events occurred. The initial warrant coverage amount was 25% of the original principal amount of the Bridge Notes. The warrants have a ten year life. The uncertainty related to the exercise price and shares to be issued under the warrant coverage provision required derivative liability accounting treatment for the warrants, as shown in the table below. The fair value of these warrants on that date was estimated using the Black Scholes option-pricing model. The change in fair value of these warrants is recognized as other income or expense in the statement of operations and comprehensive loss.

On December 27, 2013, the Agreement provided for conversion of the outstanding principal and interest of the Bridge Notes (see Note 7) and set the warrant exercise price at $1.00 and warrant coverage amount equal to 50% of the original principal amount of the Bridge Notes. This Agreement resulted in 1,162,500 warrants, of which 1,137,500 remain outstanding at December 31, 2014 and all were outstanding at December 31, 2013. Since the warrant terms were no longer uncertain as of December 27, 2013, the fair value of the warrants was estimated using the Black Scholes option-pricing model and the warrant liability was reclassified to equity. The weighted average exercise price of the warrants issued and outstanding at December 31, 2014 and 2013, is $1.00.

The fair value and the changes in fair value of the warrants accounted for as a derivative liability is reflected below:

Balance, January 1, 2013	$-
Relative fair value of warrants at transaction date	184,258
Loss on change in fair value	625,705
Warrants reclassified to equity	(809,963)
Balance, December 31, 2013	$-

F-18

SUN BIOPHARMA, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2014 AND 2013

Note 11"Warrants (continued)

The assumptions used in calculating the fair value are set forth in the following table for warrants issued by the Company in 2013:

	Reclassification	Transaction
	to Equity	Dates
	December 27,	May and June
	2013	2013
Common stock fair value	$0.91	$0.44
Risk- free interest rates	3.02%	1.80 - 2.13%
Expected dividend yield	0.00%	0.00%
Expected life (years)	9.5	10
Expected stock price volatility	73.31%	74.48%

Note 12"Subsequent events

During January 2015, 330,900 stock options were exercised, and the Company received $339,900 in proceeds from the issuance. In January and March 2015, the Company granted 890,000 stock options to employees, former employees, board members, and consultants. In April 2015, the Company sold 41,250 shares of common stock and received proceeds of $330,000.

F-19

Sun BioPharma, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	March 31, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$1,170,660	$1,653,494
Stock subscription receivable	-	94,400
Investments	501,226	499,495
Prepaid expenses	14,787	17,556
Income tax receivable	166,464	108,459
Total current assets	1,853,137	2,373,404

Property and equipment, net	229	271
Other assets, net	97,691	104,341
Total assets	$1,951,057	$2,478,016

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$816,815	$466,918
Total current liabilities	816,815	466,918

Long- term liabilities:
Convertible notes payable	3,000,000	3,000,000
Long- term debt	300,000	300,000
Accrued interest	30,084	26,984
Total long-term liabilities	3,330,084	3,326,984
Total liabilities	4,146,900	3,793,902

Commitments and contingencies	-	-

Stockholders' deficit:
Common stock, $0.001 par value; 20,000,000 share authorized;
6,053,068 and 5,688,927 shares issued and outstanding
at March 31, 2015 and December 31, 2014, respectively	6,053	5,688
Preferred stock, $0.001 par value; 5,000,000 shares authorized;
no shares issued and outstanding	-	-
Additional paid-in-capital	8,579,971	7,264,729
Accumulated deficit	(10,760,068)	(8,568,880)
Accumulated comprehensive loss, net	(21,799)	(17,423)
Total stockholders' deficit	(2,195,843)	(1,315,886)
Total liabilities and stockholders' deficit	$1,951,057	$2,478,016
See notes to condensed consolidated financial statements.

F-20

Sun BioPharma, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Operating expenses:
General and administrative	$1,202,848	$255,419
Research and development	987,268	320,568
Total operating expenses	2,190,117	575,987
Loss from operations	(2,190,117)	(575,987)

Other income (expense):
Interest income	2,221	2,993
Interest expense	(40,086)	(33,339)
Other expense	(20,207)	(3,347)
Total other income (expense)	(58,071)	(33,693)

Loss before income tax benefit	(2,248,188)	(609,680)
Income tax benefit	57,000	29,000

Net loss	(2,191,188)	(580,680)
Foreign currency translation adjustment	(4,376)	7,888
Comprehensive loss	$(2,195,564)	$(572,792)

Weighted average shares outstanding:
Basic and diluted	5,862,124	5,017,189
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.37)	$(0.12)

See notes to condensed consolidated financial statements.

F-21

Sun BioPharma, Inc.
Condensed Consolidated Statements of Changes in Stockholders' Deficit
(Unaudited)

			Additional		Accumulated	Total
		Common Stock	Paid-In	Accumulated	Comprehensive	Stockholders'
	Shares	Amount	Capital	Deficit	Loss	Deficit

Balance at January 1, 2015	5,688,927	$5,688	$7,264,729	$(8,568,880)	$(17,423)	$(1,315,886)
Exercise of common stock options	330,900	332	339,659	-	-	339,991
Issuance of stock for services and technology rights	33,241	33	42,183	-	-	42,216
Share-based compensation	-	-	933,400	-	-	933,400
Net loss	-	-		(2,191,188)	-	(2,191,188)
Foreign currency translation adjustment, net of taxes of $-0-	-	-	-	-	(4,376)	(4,376)
Balance at March 31, 2015	6,053,068	$6,053	$8,579,971	$(10,760,068)	$(21,799)	$(2,195,843)

See notes to condensed consolidated financial statements.

F-22

Sun BioPharma, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Three Months Ended March 31,
	2015	2014

Cash flows from operating activities:
Net loss	$(2,191,188)	$(580,680)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	6,656	6,609
Non-cash interest expense	3,100	47,955
Unrealized gain on investment	(1,731)	-
Stock based compensation	933,400	53,093
Issuance of common stock for services and technology rights	42,216	-
Increase (decrease) in cash resulting from changes in:
Income tax receivable	(57,028)	19,099
Prepaid expenses	2,769	(1,192)
Accounts payable and accrued expenses	354,540	(255,150)
Total adjustments	1,283,922	(129,586)
Net cash used in operating activities	(907,266)	(710,266)

Cash flows from financingactivities:
Proceeds from issuance of debt	-	2,400,000
Exercise of stock options	339,991	7,704
Collection of stock subscription receivable	94,400	-
Net cash provided by financing activities	434,391	2,407,704
Effect of exchange rate changes on cash and cash equivalents	(9,959)	7,549
Net decrease in cash and cash equivalents	(482,834)	1,704,988
Cash and cash equivalents, beginning of period	1,653,494	2,693,375
Cash and cash equivalents, end of period	$1,170,660	$4,398,363

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$36,986	$30,288

See notes to condensed consolidated financial statements.

F-23

SUN BIOPHARMA, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
 (UNAUDITED)

(1) Organization and Description of Business and Liquidity:

Sun BioPharma, Inc. and its wholly-owned subsidiary, Sun BioPharma Australia Pty Ltd. (collectively, "Sun BioPharma") were organized to engage in advancing the commercial development of a proprietary polyamine analogue for pancreatic cancer and for a second indication in chronic pancreatitis. Sun BioPharma has exclusively licensed the worldwide rights to this compound, which has been designated as SBP-101, from the University of Florida Research Foundation, Inc. ("UFRF"). Sun BioPharma intends to generate income from pharmaceutical products it develops either alone or with one or more strategic partners.  Sun BioPharma, Inc. was incorporated under the laws of the State of Delaware in September 2011. Sun BioPharma Australia Pty Ltd was established and incorporated under the laws of Australian Securities & Investments Commission in May 2013.
Basis of Presentation
In the opinion of management, the accompanying unaudited condensed consolidated financial statements ("condensed financial statements") have been prepared on a basis consistent with Sun BioPharma"s December 31, 2014 audited financial statements and include all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of the information set forth herein. The condensed financial statements have been prepared in accordance with the rules for interim financial information of the Securities and Exchange Commission (the "SEC") and, therefore, omit certain information and footnote disclosure necessary to present the statements in accordance with accounting principles generally accepted in the United States ("GAAP"). The accompanying condensed December 31, 2014 balance sheet has been derived from the audited financial statements at that date, but does not include all information and footnotes required by GAAP in the U.S. for complete financial statements. The results of operations for the three months ended March 31, 2015 may not be indicative of the results to be expected for the entire year or any future periods.
Liquidity and Management Plans
Sun BioPharma operates in a highly regulated and competitive environment. The manufacturing and marketing of pharmaceutical products require approval from, and are subject to ongoing oversight by, the Food and Drug Administration ("FDA") in the United States, the Therapeutic Goods Administration ("TGA") in Australia, the European Medicines Agency ("EMA") in the European Union, and comparable agencies in other countries. Obtaining approval for a new pharmaceutical product is never certain, may take many years, and is normally expected to involve substantial expenditures.
Sun BioPharma has incurred losses of $10,760,068 since inception and expects to continue to incur costs and expenses related to product development and obtaining regulatory approvals.  As of March 31, 2015, Sun BioPharma has net working capital of $1,036,322, cash of $1,170,660 and stockholders" deficit of $2,195,843.  Sun BioPharma"s principal sources of cash have included issuance of convertible debt and equity securities. Sun BioPharma expects losses to continue through the foreseeable future as it continues to pursue research and development activities and commercialize its SBP-101 compound.

F-24

SUN BIOPHARMA, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

(1) Organization and Description of Business and Liquidity (continued): If necessary, certain planned expenditures, including expenditures related to research and development projects, could be deferred or forgone if Sun BioPharma believes it is necessary to do so in order to fund operations. In addition, if necessary, Sun BioPharma could implement restrictions on non- essential travel, put in place a salary deferral program for certain employees, reduce utilization of outside professional service providers and implement a reduction of its workforce. Accordingly, Sun BioPharma will seek additional sources of funds, including the sale of debt or equity securities, or it will modify its current business plan. There can be no assurances that Sun BioPharma will be able to obtain additional financing on commercially reasonable terms, if at all. The sale of additional convertible debt or equity securities would likely result in dilution to Sun BioPharma"s current stockholders.

(2) Summary of Significant Accounting Policies:

Principles of consolidation"The accompanying condensed consolidated financial statements include the assets, liabilities and expenses of Sun BioPharma, Inc. and its wholly-owned subsidiary. Intercompany transactions and balances are eliminated in consolidation.

Use of estimates"The preparation of condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value Determination of Sun BioPharma"s Common Stock"Determining the fair value of shares of privately held companies with regards to estimating the values of share based payments requires making complex and subjective judgments. Sun BioPharma concluded the only viable methodologies to value its common stock are the implied valuations based on the terms of the bridge and convertible debt financing to estimate its enterprise values for the dates on which these transactions occurred. The assumptions take into account certain discounts related to control and lack of marketability. There is inherent uncertainty in these estimates.

The board of directors determines the estimated fair value of Sun BioPharma"s common stock based on a number of objective and subjective factors, including external market conditions affecting the health sciences industry sector and prices at which Sun BioPharma issued convertible debt and sold shares of its common stock. The board of directors also retained an independent financial valuation firm to substantiate the valuations they estimated. That firm employed and implied valuation methodology based on the terms of the recent convertible note financings.

Debt issuance costs"Costs associated with the issuance of debt instruments are capitalized. These costs are amortized on a straight-line basis, which approximates the effective interest method, over the term of the debt agreements.

F-25

SUN BIOPHARMA, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

(2) Summary of Significant Accounting Policies (continued):

Investments"Investments consist of a mutual fund and are reported at fair value at each reporting period. Investments are considered trading securities by Sun BioPharma. As such, unrealized gains and losses are included in earnings and recorded as interest income in the accompanying condensed consolidated statements of operations and comprehensive loss.

Research and development costs"Research and development costs are charged to operations as incurred. These expenses consist primarily of (i) fees paid to third-party service providers to perform, monitor and accumulate data related to Sun BioPharma"s preclinical studies and clinical trials; (ii) costs related to sponsored research agreements; (iii) costs to develop a scaled-up process and subsequently manufacture sufficient drug product for use in our studies and trials; (iv) fees paid to consultants for specialized expertise related to execution of Sun BioPharma"s Development Plan for its licensed drug compound; and (v) fees related to licensing Sun BioPharma"s technology and concurrent maintenance of licensed patents and patent applications. Sun BioPharma expenses costs associated with obtaining licenses for patented technologies when it is determined there is no alternative future use of the intellectual property subject to the license (purchased in- process research and development).

Share-based compensation" Sun BioPharma accounts for compensation for all arrangements under which employees and others receive equity awards through options and warrants based on fair value. The fair values of Sun BioPharma"s share-based awards are estimated on the grant dates using the Black-Scholes valuation model and amortized as compensation expense over the requisite service period. This valuation model requires the input of highly subjective assumptions, including the fair value of Sun BioPharma"s common stock on the grant date, the expected stock price volatility, estimated award term and risk-free interest rates for the expected term. When estimating the expected term, Sun BioPharma utilizes the "simplified" method for "plain vanilla" options. Sun BioPharma bases its estimate of expected stock price volatility on the average of historical volatilities of publicly traded companies it deems similar to Sun BioPharma because it lacks its own relevant historical volatility data. Sun BioPharma utilizes risk-free interest rates based on zero-coupon U.S. treasury instruments, the terms of which are consistent with the expected term of the stock awards. Sun BioPharma has not paid and does not anticipate paying cash dividends on its shares of common stock; therefore, the expected dividend yield is assumed to be zero.

Foreign currency translation adjustments"The functional currency of Sun BioPharma Australia Pty Ltd is the Australian Dollar ("AUD"). Accordingly, assets and liabilities, and equity transactions of Sun BioPharma Australia Pty Ltd are translated into U.S. dollars at period-end exchange rates. Revenues and expenses are translated at the average exchange rate in effect for the period. The resulting translation gains and losses are recorded as a component of accumulated comprehensive loss in the consolidated statements of changes of stockholders" equity. For the three month period ended March 31, 2015 and 2014, Sun BioPharma recognized a loss on translation adjustment of $4,376 and a gain on translation adjustment of $7,888, respectively. During the three months ended March 31, 2015 and 2014, any reclassification adjustments from accumulated other comprehensive income to operations was inconsequential.

F-26

SUN BIOPHARMA, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

(2) Summary of Significant Accounting Policies (continued):

Net loss per share"Outstanding options, warrants and shares subject to convertible note agreements totaling 4,180,399 at March 31, 2015 and 3,664,704 at March 31, 2014 were not included in the computation of diluted earnings per share because to do so would have had an anti-dilutive effect. Accordingly, diluted net loss per share is the same as basic net loss per share.

(3) Stock Compensation Plan:

In 2011, Sun BioPharma adopted the Sun BioPharma, Inc. Stock Option Plan (the "Plan") to enable the granting of stock options to employees, consultants, and non-employee directors of Sun BioPharma. Sun BioPharma uses the Black-Scholes valuation model to estimate the fair value of stock options at grant date. The assumptions used in calculating the fair value under the Black-Scholes option-pricing model are set forth in the following table for options issued by Sun BioPharma during the three month period ended March 31, 2015:

Common stock fair value	$1.27
Risk- free interest rates	1.57%- 1.61%
Expected dividend yield	-
Expected option life	5.0 years
Expected stock price volatility	62.60% " 64.59%

Option activity during the three month period ended March 31, 2015 was as follows:

	Number of Shares	Weighted Average Exercise Price	Intrinsic Value
Outstanding, January 1, 2015	1,371,938	$0.96
Granted	1,335,000	1.27
Exercised	(330,900)	1.03
Forfeited	-	-
Outstanding, March 31, 2015	2,376,038	0.98	$487,491
Options exercisable, March 31, 2015	2,376,038	0.98
Weighted average fair value of options granted during three month period ended March 31, 2015	$0.70

F-27

SUN BIOPHARMA, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(3) Stock Compensation Plan (continued):

Following is the status of unvested options during the three month period ended March 31, 2015:
	Number of Shares	Weighted Average Grant Date Fair Value	Intrinsic Value
Unvested options, January 1, 2015	556	$0.22	$5,111
Granted	1,335,000	0.70	-
Vested	(1,335,556)	0.70	-
Forfeited	-	-
Unvested options, March 31, 2015	-	-

Following is a summary of the status of options outstanding at March 31, 2015:

Exercise Price Range	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
$0.30 - $0.39	90,900	6.80 years	$0.35
$0.40 - $0.49	75,000	8.21 years	0.44
$0.90 - $0.99	50,000	9.34 years	0.91
$1.00 - $1.09	444,336	8.76 years	1.00
$1.10 - $1.19	380,802	8.75 years	1.10
$1.20 - $1.29	1,335,000	9.93 years	1.27
	2,376,038		0.98

(4) Subsequent Events:

Merger with Publicly Traded Company In June 2015, Sun BioPharma entered into a merger agreement with a publicly traded company (the "Parent") whereby all of the shares of Sun BioPharma will be converted into shares of the Parent. Upon closing of the merger, which is anticipated to be mid-July 2015, Sun BioPharma will become a public reporting company subject to the periodic reporting requirements of the Exchange Act. In addition, as soon as is practicable after the closing, the Parent will sell all of its ownership interest in its currently operating business. In connection with the merger agreement, Sun BioPharma will assume a liability of $250,000 payable to shareholders of the Parent.

F-28

SUN BIOPHARMA, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)
(4) Subsequent Events (continued):
Private Placement
In April 2015, Sun BioPharma began a private placement of its securities in which it is offering to sell up to $10 million of common stock at $8.00 per share.  As of June 17, 2015, Sun BioPharma received $350,000 and issued 43,750 shares of common stock under the private placement.  In addition, while Sun BioPharma negotiated the merger agreement described above, additional proceeds of $500,000 were received and held in escrow for the purchase of 62,500 shares of Sun BioPharma"s common stock.  These stock issuances will become final upon the closing of the merger transaction described above.
Warrant Exercise Price Adjustment
In April 2015, the Board of Directors agreed to reduce the exercise price of outstanding warrants issued in connection with certain notes payable from $1.00 per share to $0.75 per share.  As a result, in April and May 2015, $375,000 was received by Sun BioPharma from warrant holders who were issued a total of 500,000 shares of Sun BioPharma"s common stock.

F-29

CIMARRON MEDICAL, INC.
Unaudited Proforma Consolidated Balance Sheet

	CIMARRON MEDICAL, INC.	SUN BIOPHARMA, INC.
	March 31, 2015	March 31, 2015		Adjustments	Consolidated
ASSETS
Current assets:
Cash and Cash Equivalents	$238,154	$1,170,660			$1,408,814
Investments	-	501,226			501,226
Accounts Receivable- Related Party	62,826	-			62,826
Prepaid Expenses	35,812	23,166			58,978
Income tax receivable	-	158,085			158,085
Total current assets	336,792	1,853,137			2,189,929

Long-term assets:
Property and equipment, net	10,855	229			11,084
Other assets, net	3,033	97,691			100,724
Total Long-term assets	13,888	97,920			111,808

Total assets	$350,680	$1,951,057			$2,301,737

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts Payable and Accrued Expenses	$71,393	$816,815			$888,208
Notes Payable - Related Party	555,272	-			555,272
Other Current Liabilities	14,325	-			14,325
Total current liabilities	640,990	816,815			1,457,805

Long-term liabilities:
Accrued interest	-	30,085			30,085
Long- term debt	-	300,000			300,000
Convertible notes payable	-	3,000,000			3,000,000
Lease Payable-Long Term	-	-			-
Total current liabilities	-	3,330,085			3,330,085

Total liabilities	640,990	4,146,900			4,787,890

Stockholders' equity (deficit):
Preferred Stock, $.001 par value; 10,000,000 shares 10,000,000 shares authorized. authorized; 200,119 shares outstanding	200,119	-	a	(199,919)	200
Common stock - $.001 par value; 100,000,000 shares authorized; 1,450,322 shares outstanding	86,033	6,053	b	(6,053)	25,663
			a	(84,582)
			c	24,212
Additional paid-in capital	13,500,417	8,579,971	b	6,053	8,269,851
			a	84,582
			c	(24,212)
			a	199,919
			d	(14,076,879)
Accumulated deficit	(14,076,879)	(10,760,068)	d	14,076,879	(10,760,068)
Accumulated comprehensive loss, net	-	(21,799)			(21,799)
Total stockholders' deficit	(290,310)	(2,195,843)			(2,486,153)
Total liabilities and stockholders' deficit	$350,680	$1,951,057			$2,301,737

F-30

CIMARRON MEDICAL, INC.
Unaudited Proforma Consolidated Statement of Operations
For the Year Ended December 31, 2014

	CIMARRON MEDICAL, INC.	SUN BIOPHARMA, INC.
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2014	Adjustments	Consolidated
Service Revenue:
Service Revenue	$148,636	$-		$148,636
Service Revenue - Related Party	1,208,359	-		1,208,359
Total Service Revenue	$1,356,995	$-		$1,356,995
Cost of Services:
Cost of Services	77,892	-		77,892
Cost of Services - Related Party	517,260	-		517,260
Total Cost of Services	595,152	-		595,152

Gross Profit	761,843	-		761,843

Operating expenses:
General and Administrative Costs	664,863	1,079,444		1,744,307
Research and Development	-	2,365,764		2,365,764
Professional Fees-Related Party	120,527	-		120,527
Professional fees	51,851	-		51,851

Loss from Operations	(75,398)	(3,445,208)		(3,520,606)

Other income (expense):
Interest Income	4,002	5,709		9,711
Interest Expense	(35,527)	(184,056)		(219,583)
Other expense	-	(16,106)		(16,106)
Total other income (expense)	(31,525)	(194,453)		(225,978)

Loss before income tax benefit	(106,923)	(3,639,661)		(3,746,584)
Income tax benefit (expense)	(121)	108,459		108,338

Net Loss	(107,044)	(3,531,202)		(3,638,246)
Foreign currency translation adjustment, net of taxes of $-0-	-	(12,847)		(12,847)
Net Loss	$(107,044)	$(3,544,049)		(3,651,093)

Weighted Average Shares Outstanding - Basic and Diluted	1,450,322	5,109,644	20,438,576	26,998,542

Net loss per share attributable to common stockholders - Basic and Diluted	$(0.07)	$(0.69)		$(0.14)

F-31

CIMARRON MEDICAL, INC.
Unaudited Proforma Consolidated Statement of Operations
For the Three Months Ended March 31, 2015

	CIMARRON MEDICAL, INC.	SUN BIOPHARMA, INC.
	For the Three Months Ended March 31, 2015	For the Three Months Ended March 31, 2015	Adjustments	Consolidated

Service Revenue:
Service Revenue	$51,800	$-		$51,800
Service Revenue - Related Party	235,457	-		235,457
Total Service Revenue	$287,257	$-		$287,257
Cost of Services:
Cost of Services	22,718	-		22,718
Cost of Services - Related Party	123,168	-		123,168
Total Cost of Services	145,886	-		145,886

Gross Profit	141,371	-		141,371

Operating expenses:
General and Administrative Costs	153,641	1,202,848		1,356,489
Research and Development	-	987,268		987,268
Professional Fees-Related Party	30,000	-		30,000
Professional fees	35,528	-		35,528

Loss from Operations	(77,798)	(2,190,116)		(2,267,914)

Other income (expense):
Interest Income	-	2,221		2,221
Interest Expense	(10,045)	(40,086)		(50,131)
Other expense	-	(20,207)		(20,207)
Total other income (expense)	(10,045)	(58,072)		(68,117)

Loss before income tax benefit	(87,843)	(2,248,188)		(2,336,031)
Income tax benefit	-	57,000		57,000

Net Loss	(87,843)	(2,191,188)		(2,279,031)
Foreign currency translation adjustment, net of taxes of $-0-	-	(4,376)		(4,376)
Net Loss	$(87,843)	$(2,195,564)		(2,283,407)

Weighted Average Shares Outstanding - Basic and Diluted	1,450,322	5,862,124	23,448,496	30,760,942

Net loss per share attributable to common stockholders - Basic and Diluted	$(0.06)	$(0.37)		$(0.07)

F-32

PROFORMA FINANCIAL STATEMENTS

Note 1 - Basis of Presentation

These unaudited pro forma consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("US GAAP"). These unaudited pro forma consolidated financial statements do not contain all of the information required for annual financial statements. Accordingly, these unaudited pro forma consolidated financial statements should be read in conjunction with the most recent annual financial statements of Cimarron Medical, Inc., a Utah corporation ("Cimarron" or "Parent").

The unaudited pro forma consolidated balance sheet and statement of operations reflects amounts as if the transaction, which is more fully described in Note 2, by and among Cimarron, Sun BioPharma, Inc., a Delaware corporation ("Company"), and SB Acquisition Corporation, a Delaware corporation ("Merger Subsidiary"), occurred on the dates specified below ("Exchange Transaction").

The information presented in the unaudited pro forma consolidated financial statements does not purport to represent what the financial position or results of operations would have been had the acquisition occurred as of March 31, 2015, nor is it indicative of future financial position or results of operations. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined, or the future result that the consolidated entity will experience after the Exchange Transaction is consummated.

These pro forma consolidated financial statements have been compiled from and include:

a)

An unaudited pro forma consolidated balance sheet combining the unaudited condensed balance sheet of Cimarron as of March 31, 2015, with the unaudited condensed consolidated balance sheet of the Company as of March 31, 2015, giving the effect to the transaction as if it occurred on March 31, 2015.

b)

An unaudited pro forma consolidated statement of operations combining the audited statement of operations of Cimarron for the year ended December 31, 2014, with the audited consolidated statement of operations of the Company for the year ended December 31, 2014, giving effect to the transaction as if it occurred on January 1, 2014.

c)

An unaudited pro forma condensed consolidated statement of operations combining the unaudited condensed statement of operations of Cimarron for the three months ended March 31, 2015, with the unaudited condensed consolidated statement of operations of the Company for the three months ended March 31, 2015, giving effect to the transaction as if it occurred on January 1, 2015.

The unaudited pro forma financial consolidated statements have been compiled using the significant accounting policies as set forth in the audited financial statements of Cimarron and the Company as of and for the year ended December 31, 2014. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of Cimarron and the Company.

F-33

It is management's opinion that these pro forma consolidated financial statements include all adjustments necessary for fair presentation, in all material respects, of the proposed transaction more fully described in Note 2 in accordance with US GAAP applied on a basis consistent with Cimarron's accounting policies. No adjustments have been made to reflect any potential cost savings that may occur subsequent to completion of the transaction. The pro forma consolidated statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of the Company which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The actual pro forma adjustments will depend on a number of factors, and could result in a change to the unaudited pro forma financial statements.

As a result of the proposed transaction more fully described in Note 2, the Company will be deemed the accounting acquirer in accordance with US GAAP. Accordingly, the unaudited pro forma consolidated financial statements have been prepared taking into account this assumption.

Note 2 - Proposed Transaction

As previously reported in the current report on Form 8-K filed by the Company with the Security and Exchange Commission ("SEC") on June 12, 2015, the Parent entered into a Merger Agreement dated June 12, 2015, (the "Merger Agreement"), with the Company, whereby the Parent granted to the Company an option to cancel 6,053,068 of their own shares in exchange for every one share in the Company for four shares of the Parent totaling 24,212,272 common shares.

Under the Merger Agreement, the Parent will assume and will continue all of the Company's equity incentive plans including the Company's 2011 Stock Option Plan (the "2011 Plan") and the Company's 2015 Equity Incentive Plan. Options to purchase an aggregate of 2,059,304 shares of the Company's Common Stock that are issued and outstanding under the 2011 Plan (collectively, the "Options") immediately prior to the effective time of the Merger Agreement ("Merger Time") will become options to purchase an aggregate of 8,237,216 shares of Company Common Stock, representing four (4) shares of Parent's Common Stock for each share of Company Common Stock represented by the Options immediately prior to the Merger Time, exercisable at 25% of the price per share of each original Option, as previously adjusted in accordance with the 2011 Plan or any other agreement evidencing the Option (collectively, the "Replacement Options"). The Parent will also assume the Company's warrants to purchase an aggregate of 637,500 shares of Company Common Stock that are issued and outstanding immediately prior to the Merger Time (collectively, the "Warrants"), which will be exchanged into warrants to purchase an aggregate of 2,550,000 shares of Company Common Stock, representing four (4) shares of Parent Common Stock for each share of Company Common Stock represented by the Warrants immediately prior to the Merger Time, exercisable at 25% of the price per share of the original Warrant, as previously adjusted in accordance with each applicable warrant agreement, with each fractional warrant share rounded up to the nearest whole share (collectively, the "Replacement Warrants").

The Parent will also assume the Company's convertible Promissory Notes that are convertible upon exercise into an aggregate of 616,667 shares of Company Common Stock that are issued and outstanding immediately prior to the Merger Time (collectively, the "Convertible Promissory Notes"), which will be exchanged into convertible promissory notes that are convertible upon exercise into an aggregate of 2,466,668 shares of Company Common Stock, representing four (4) shares of Parent Common Stock for each share of Company Common Stock represented by the Convertible Promissory Notes immediately prior to the Merger Time, exercisable at 25% of the price per share of the original Convertible Promissory Note, as previously adjusted in accordance with each applicable Convertible Promissory Note, with each fractional share rounded up to the nearest whole share (collectively, the "Replacement Convertible Promissory Notes").

Pro Forma adjustments:

(a)	Conversion of Preferred and Common Stock with no par value to a par value of $0.001.

(b)	6,053,068 shares of equity capital of the Company canceled and extinguished as part of the Merger Agreement.

(c)	As part of the Merger Agreement, the 6,053,068 shares of equity capital of the Company are converted at a rate of 1 for 4 shares of the Company's common stock totaling 24,212,272 shares.

(d)	Transfer of the accumulated deficit, net during the exploration stage to additional paid in capital.

F-34

EXHIBIT A

AGREEMENT AND PLAN OF MERGER BY AND AMONG CIMARRON MEDICAL, INC., SUN BIOPHARMA, INC., AND SB ACQUISITION CORPORATION

TABLE OF CONTENTS

ARTICLE 1 Merger		1

1.1	Effects of Merger.	2
1.2	Effect on Company Capital Stock and Merger Subsidiary Capital Stock.	3
1.3	Rights of Holders of Company Capital Stock.	4
1.4	Procedure for Surrender and Exchange of Certificates.	4
1.5	Dissenting Shares.	5
1.6	Directors and Officers of the Surviving Company.	5
1.7	Tax Treatment.	6

ARTICLE 2 Representations and Warranties of Company		6

2.1	Organization and Good Standing.	6
2.2	Authority and Authorization; Conflicts; Consents.	6
2.3	Capitalization.	7
2.4	Litigation.	7
2.5	No Brokers or Finders.	7
2.6	Tax Matters.	8
2.7	Contracts and Commitments.	9
2.8	Affiliate Transactions.	9
2.9	Compliance with Laws; Permits.	10
2.10	Financial Statements.	10
2.11	No Undisclosed Liabilities.	10
2.12	Books and Records.	10
2.13	Real Property.	10
2.14	Insurance.	11
2.15	Absence of Certain Developments.	11
2.16	Employee Benefit Plans.	11
2.17	Employees.	11
2.18	Proprietary Information and Inventions.	12
2.19	Intellectual Property.	12
2.20	Tax-Free Reorganization.	12
2.21	Full Disclosure.	12

ARTICLE 3 Representations and Warranties of Parent and Merger Subsidiary		12

3.1	Organization and Good Standing.	12
3.2	Authority and Authorization; Conflicts; Consents.	12
3.3	Capitalization.	13

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3.4	Litigation.	14
3.5	No Brokers or Finders.	14
3.6	Tax Matters.	14
3.7	Contracts and Commitments.	16
3.8	Affiliate Transactions.	16
3.9	Compliance with Laws; Permits.	16
3.10	Exchange Act Reports.	16
3.11	No Undisclosed Liabilities.	17
3.12	Books and Records.	17
3.13	Real Property.	17
3.14	Insurance.	17
3.15	Environmental Matters.	18
3.16	Absence of Certain Developments.	18
3.17	Employee Benefit Plans.	19
3.18	Employees.	19
3.19	Proprietary Information and Inventions.	20
3.20	Intellectual Property.	20
3.21	Tax-Free Reorganization.	20
3.22	Full Disclosure.	20
3.23	Validity of Parent Common Stock.	20
3.24	Private Placement.	20
3.25	Trading Matters.	20
3.26	Shell Company Status.	20
3.27	Prepaid Assets.	20

ARTICLE 4 Conduct of Business Pending the Merger		21

4.1	Conduct of Business by Parent	21
4.2	Conduct of Business by Company	21

ARTICLE 5 Additional Covenants and Agreement		21

5.1	Governmental Filings.	21
5.2	Expenses.	22
5.3	Due Diligence; Access to Information; Confidentiality.	22
5.4	Tax Treatment	23
5.5	Press Releases.	23
5.6	Securities Law Filings.	23
5.7	Merger Consideration; Securities Act Exemption.	23
5.8	No Solicitation.	23

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5.9	Failure to Fulfill Conditions.	24
5.10	Preparation of Periodic and Current Reports.	24
5.11	Notification of Certain Matters.	24
5.12	Directors and Officers of Parent.	24
5.13	Disposition of Business.	24

ARTICLE 6 Conditions		25

6.1	Conditions to Obligations of Each Party.	25
6.2	Additional Conditions to Obligations of Parent and Merger Subsidiary.	25
6.3	Additional Conditions to Obligations of Company.	26

ARTICLE 7 Termination		28

7.1	Termination	28

ARTICLE 8 General Provisions		29

8.1	Notices.	29
8.2	No Survival.	30
8.3	Interpretation.	30
8.4	Severability.	30
8.5	Entire Agreement; Amendment; Waiver.	30
8.6	Counterparts; Delivery.	31
8.7	Third-Party Beneficiaries.	31
8.8	Governing Law.	31
8.9	Jurisdiction; Service of Process.	31

ARTICLE 9 Certain Definitions		31

Exhibits:

Exhibit A " Form of Surviving Company Certificate of Incorporation

Exhibit B " Form of Surviving Company Bylaws

Exhibit C " Form of Parent Certificate of Incorporation

Exhibit D " Form of Parent Bylaws

Exhibit E " Form of Replacement Warrant

Exhibit F " Form of Replacement Convertible Promissory Note

Exhibit G " Form of Indemnification Agreement

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AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this "Agreement") is entered into effective as of the 12th day of June 2015 (the "Effective Date"), by and among Cimarron Medical, Inc., a Utah corporation ("Parent"), Sun BioPharma, Inc., a Delaware corporation ("Company"), and SB Acquisition Corporation, a Delaware corporation ("Merger Subsidiary"). Certain capitalized terms used in this Agreement are defined in Article 9.

BACKGROUND

A.

The respective Boards of Directors of the parties have (i) determined that it is in the best interests of such corporations and their respective security holders to consummate a merger of Merger Subsidiary with and into Company (the "Merger") and (ii) approved and declared advisable this Agreement, the Merger and the other transactions contemplated by this Agreement;

B.

Pursuant to the Merger, among other things, the outstanding shares of capital stock of Company will be converted into the right to receive upon Closing (as defined in this Agreement) and thereafter, the Merger Consideration (as defined in this Agreement);

C.

The parties to this Agreement intend to adopt this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder, and intend that the Merger and the transactions contemplated by this Agreement be undertaken pursuant to that plan. Accordingly, the parties intend that the Merger qualify as a "reorganization," within the meaning of Code Section 368(a), and that, with respect to the Merger and within the meaning of Code Section 368(b), each of Parent, Merger Subsidiary and Company will be a "party to a reorganization;"

D.

Prior to the Merger, Company will sell shares of Company Common Stock in a private placement to accredited investors for the purposes of financing the business of the Surviving Company (as defined below) after the Merger. The parties intend that the aggregate number of shares of Parent Common Stock to be held by Initial Parent Stockholders after the Merger (including any adjustments pursuant to this Agreement) will be 1,450,322 shares of Parent Common Stock, as determined on a fully diluted basis including all shares underlying any convertible securities (including any rights to acquire Parent Common Stock through the exchange or conversion of indebtedness) and any subscribed rights to purchase Parent Common Stock or convertible securities.

AGREEMENT

In consideration of the foregoing, and the representations, warranties, and covenants contained in this Agreement, each party hereby agrees as follows:

ARTICLE 1
MERGER

At the Merger Time (as defined herein), and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Delaware General Corporation Law or any successor statute (the "DGCL"), Merger Subsidiary will merge with and into Company, the separate corporate existence of Merger Subsidiary will cease, and Company will continue as the surviving corporation and as a wholly owned subsidiary of Parent. Company, as the surviving corporation after the Merger, is hereinafter referred to as the "Surviving Company."

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1.1 Effects of Merger.

(a) From and after the Merger Time, (i) Company"s Certificate of Incorporation as in effect immediately prior to the Merger Time shall be amended and restated in its entirety as set forth on Exhibit A hereto, and, as so amended and restated shall be the certificate of incorporation of the Surviving Company and (ii) Company"s bylaws as in effect immediately prior to the Merger Time shall be amended and restated in their entirety as set forth on Exhibit B hereto, and, as so amended and restated shall be the bylaws of the Surviving Company.

(b) From and after the Merger Time and until further altered or amended in accordance with applicable law: (i) all of the rights, privileges, immunities, powers, franchises and authority"both public and private"of Company and Merger Subsidiary shall vest in the Surviving Company; (ii) all of the assets and property of Company and Merger Subsidiary of every kind, nature and description"real, personal and mixed, and both tangible and intangible"and every interest therein, wheresoever located, including without limitation all debts or other obligations belonging or due to Company or Merger Subsidiary, all claims and all causes of action, shall be vested absolutely and unconditionally in the Surviving Company; and (iii) all debts and obligations of Company and Merger Subsidiary, all rights of creditors of Company or Merger Subsidiary and all liens or security interests encumbering any of the property of Company or Merger Subsidiary shall be vested in the Surviving Company and shall remain in full force and effect without modification or impairment and shall be enforceable against the Surviving Company and its assets and properties with the same full force and effect as if such debts, obligations, liens or security interests had been originally incurred or created by the Surviving Company in its own name and for its own behalf. Without limiting the generality of the foregoing, the Surviving Company specifically assumes all continuing obligations which Company or Merger Subsidiary would otherwise have to indemnify its officers and directors, to the fullest extent currently provided in the Surviving Company"s certificate of incorporation, bylaws and pursuant to the DGCL, with respect to any and all claims arising out of actions taken or omitted by Company"s officers and directors prior to the Merger Time.

(c) Each of Parent, Company and Merger Subsidiary shall use its best efforts to take all such action as may be necessary or appropriate to effectuate the Merger in accordance with the DGCL at the Merger Time. If, at any time after the Merger Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Company with full right, title and possession to all properties, rights, privileges, immunities, powers and franchises of either Company or Merger Subsidiary, the officers of Parent, and the officers of Surviving Company on behalf of Company and Merger Subsidiary, shall take all such lawful and necessary action.

(d) Subject to the provisions of Article 6 and Article 7, the closing of the transactions contemplated hereby (the "Closing," and the date of the Closing will be referred to interchangeably as the "Closing Date," as the case may be) shall take place at such location, on such date and at such time as Company and Parent mutually agree at the earliest practicable time after the satisfaction or waiver of the conditions in Article 6, but in no event later than five business days after all such conditions have been satisfied or waived, or on such other date as may be mutually agreed by the parties hereto. On the Closing date, to effect the Merger, the parties will cause the Certificate of Merger to be filed with the Delaware Secretary of State in accordance with the DGCL. The Merger shall be effective upon the filing of the Certificate of Merger (the "Merger Time").

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1.2 Effect on Company Capital Stock and Merger Subsidiary Capital Stock. To effectuate the Merger, and subject to the terms and conditions of this Agreement, at the Merger Time:

(a) Each share of Company Common Stock issued and outstanding immediately prior to the Merger Time (other than Dissenting Shares as defined in Section 1.5 below) will be cancelled and extinguished and automatically converted into the right to receive four (4) fully paid and non-assessable shares of Parent Common Stock. Parent will issue to each holder of Company Common Stock (other than Dissenting Shares) certificates or Book Entries evidencing the number of shares of Parent Common Stock determined in accordance with the foregoing.

(b) At the Merger Time, Parent will assume and continue all of Sun BioPharma"s equity incentive plans, including the Sun BioPharma, Inc. 2011 Stock Option Plan (the "2011 Plan") and the Sun BioPharma, Inc. 2015 Equity Incentive Plan. Options to purchase an aggregate of 2,059,304 shares of Company Common Stock that are issued and outstanding under the 2011 Plan immediately prior to the Merger Time (collectively, the "Options") will become options to purchase an aggregate of 8,237,216 shares of Company Common Stock, representing four (4) shares of Parent Common Stock for each share of Company Common Stock represented by the Options immediately prior to the Merger Time, exercisable at 25% of the price per share as each original Option, as previously adjusted in accordance with the 2011 Plan or any other agreement evidencing the Option (collectively, the "Replacement Options").

(c) Warrants to purchase an aggregate of 637,500 shares of Company Common Stock that are issued and outstanding immediately prior to the Merger Time (collectively, the "Warrants") will be exchanged into warrants to purchase an aggregate of 2,550,000 shares of Company Common Stock, representing four (4) shares of Parent Common Stock for each share of Company Common Stock represented by the Warrants immediately prior to the Merger Time, exercisable at 25% of the price per share as the original Warrant, as previously adjusted in accordance with each applicable warrant agreement, with each fractional warrant share rounded up to the nearest whole share (collectively, the "Replacement Warrants"). The Replacement Warrants will be substantially in the form attached hereto as Exhibit E.

(d) Convertible Promissory Notes that are convertible upon exercise into an aggregate of 616,667 shares of Company Common Stock that are issued and outstanding immediately prior to the Merger Time (collectively, the "Convertible Promissory Notes") will be exchanged into convertible promissory notes that are convertible upon exercise into an aggregate of 2,466,668 shares of Company Common Stock, representing four (4) shares of Parent Common Stock for each share of Company Common Stock represented by the Convertible Promissory Notes immediately prior to the Merger Time, exercisable at 25% of the price per share as the original Convertible Promissory Note, as previously adjusted in accordance with each applicable Convertible Promissory Note, with each fractional share rounded up to the nearest whole share (collectively, the "Replacement Convertible Promissory Notes"). The Replacement Convertible Promissory Notes will be substantially in the form attached hereto as Exhibit F.

(e) Each share of common stock, $0.001 par value per share, of Merger Subsidiary issued and outstanding immediately prior to the Merger Time will be automatically converted into one validly issued, fully paid and nonassessable share of common stock of the Surviving Company; and

(f) All shares of Parent Common Stock issued upon the surrender of and exchange of Company Common Stock for shares in accordance with the terms and conditions of this Section 1.2 will be deemed to have been issued and paid in full satisfaction of all rights pertaining to such shares of Company Common Stock.

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1.3 Rights of Holders of Company Capital Stock.

(a) From and after the Merger Time and until surrendered for exchange, each outstanding stock certificate or Book Entry that, immediately prior to the Merger Time, represented shares of Company Common Stock (except Dissenting Shares) will be deemed for all purposes, to evidence ownership of and to represent the number of whole shares of Parent Common Stock into which such shares of Company Common Stock will have been converted pursuant to Section 1.2(a) above. The record holder of each such outstanding certificate or Book Entry representing shares of Company Common Stock, will, immediately after the Merger Time, be entitled to vote the shares of Parent Common Stock into which such shares of Company Common Stock have been converted on any matters on which the holders of record of the Parent Common Stock, as of any date subsequent to the Merger Time, are entitled to vote. In any matters relating to such certificates or Book Entries of Company Common Stock, Parent may rely conclusively upon the record of stockholders maintained by Company containing the names and addresses of the holders of record of Company Common Stock on the Closing Date.

(b) At the Merger Time, Parent shall have reserved a sufficient number of authorized but unissued shares of Parent Common Stock for issuance in connection with the issuance of the Merger Consideration upon automatic conversion of Company Common Stock into Parent Common Stock at the Merger Time and a sufficient number of authorized but unissued shares of Parent Common Stock for issuance in connection with the exercise of the Replacement Options, Replacement Warrants and the Replacement Convertible Promissory Notes.

1.4 Procedure for Surrender and Exchange of Certificates.

(a) After the Merger Time, each record holder of outstanding shares of Company Common Stock (except Dissenting Shares) will be entitled to receive certificates or Book Entries representing the number of whole shares of Parent Common Stock into which shares of Company Common Stock shall have been converted as provided in Section 1.2 hereof. Parent shall not be obligated to deliver certificates representing shares of Parent Common Stock, to which any holder of shares of Company Common Stock is entitled, until such holder surrenders the certificate(s), if any, representing such Company Common Stock. Upon surrender, each certificate evidencing Company Common Stock shall be canceled. If there is a transfer of Company Common Stock ownership that has not been registered in the transfer records of Company, a certificate representing the proper number of shares of Parent Common Stock may be issued to a Person other than the Person in whose name the certificate so surrendered is registered if: (x) upon presentation to the Secretary of Parent, such certificate, if any, shall be properly endorsed or otherwise be in proper form for transfer, (y) the Person requesting such transfer shall pay any transfer or other Taxes required by reason of the issuance of shares of or certificates, if any, representing shares of Parent Common Stock to a Person other than the registered holder of such shares or establish to the reasonable satisfaction of Parent that such Tax has been paid or is not applicable, and (z) the issuance of such shares of or certificates, if any, representing shares of Parent Common Stock shall not, in the sole discretion of Parent, violate the requirements of Section 4(2) of the Securities Act with respect to the private placement of Parent Common Stock that will result from the Merger.

(b) Any shares of Parent Common Stock issued in the Merger will not be transferable except (1) pursuant to an effective registration statement under the Securities Act or (2) upon receipt by Parent of a written opinion of counsel reasonably satisfactory in form and substance to Parent to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and relevant state securities laws. Restrictive legends will be placed on all certificates representing shares of Parent Common Stock issued in the Merger, substantially as follows:

NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS (SUCH FEDERAL AND STATE LAWS, THE "SECURITIES LAWS") OR (B) IF THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION OR SIMILAR REQUIREMENTS OF THE SECURITIES LAWS.

4

(c) Excluding any shares of Company Common Stock held in Book Entry, in the event any certificate for shares of Company Common Stock shall have been lost, stolen or destroyed, Parent shall issue in exchange for such lost, stolen or destroyed certificate, upon the making of a sworn affidavit of that fact by the holder thereof, one or more certificates representing such shares of Parent Common Stock as provided herein; provided, however, that Parent, in its discretion and as a condition precedent to the issuance of such certificates, may require the holder of the shares represented by such lost, stolen or destroyed certificate to deliver a bond in such sum as it may direct as indemnity against any claim that may be made against Parent or any other party with respect to the certificate alleged to have been lost, stolen or destroyed.

1.5 Dissenting Shares. Shares of Company Common Stock outstanding immediately prior to the Merger Time and held by a stockholder of Company who has not voted in favor of the Merger or consented thereto in writing and who has properly exercised and preserved appraisal rights with respect to such shares in accordance with Section 262 of the DGCL (the "Dissenting Shares") will not be converted into or represent a right to receive shares of Parent Common Stock pursuant to Section 1.2 above, but the holders thereof shall be entitled only to such rights as are granted by Section 262 of the DGCL. Each holder of Dissenting Shares who becomes entitled to payment for such shares pursuant to Section 262 of the DGCL, will receive payment therefor from the Surviving Company in accordance with such laws; provided, however, that if any such holder of Dissenting Shares has effectively withdrawn such holder"s demand for appraisal of such shares or lost such holder"s right to appraisal and payment of such shares under Section 262 of the DGCL, such holder or holders (as the case may be) will forfeit the right to appraisal of such shares and each such share will thereupon be deemed to have been canceled, extinguished and converted, as of the Merger Time, into and represent the right to receive the shares of Parent Common Stock as provided in Section 1.2 above.

1.6 Directors and Officers of the Surviving Company. The directors of Company immediately prior to the Merger Time will become the sole directors of the Surviving Company. As of the Merger Time, the officers of Company immediately prior to the Merger Time will become the sole officers of the Surviving Company. Each such director and officer will hold such office until their respective successors are duly appointed or such Persons are removed from office in accordance with applicable law and the articles of incorporation and bylaws of the Surviving Company.

1.7 Tax Treatment. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code. Each of the parties hereto adopts this Agreement as a "plan of reorganization" within the meaning of Sections 1.368 -2(g) and 1.368-3(a) of the United States Treasury Regulations. Both prior to and after the Closing, each party"s books and records shall be maintained, and all federal, state and local income tax returns and schedules thereto shall be filed in a manner consistent with the Merger being qualified as a tax-free reorganization under Section 368(a) of the Code (and comparable provisions of any applicable state or local laws).

5

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES OF COMPANY

Company hereby represents and warrants to Parent as follows:

2.1 Organization and Good Standing. Company (a) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction in which it was organized and (b) has full corporate power and authority to own and lease its properties and assets and conduct its business. The copies of the certificate of incorporation and bylaws of Company that have been made available to Parent are correct and complete copies of such documents as in effect as of the Effective Date. Company is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the ownership and leasing of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing will not have a Material Adverse Effect on the ability of Company to consummate the transactions contemplated by this Agreement.

2.2 Authority and Authorization; Conflicts; Consents.

(a) Authority and Authorization. Company has the requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement by Company and the consummation by Company of the transactions contemplated hereby have been duly authorized by Company"s Board of Directors and, except for approval of this Agreement and the Merger by the requisite approval of Company"s stockholders (the "Required Company Stockholder Approval"), no other corporate proceedings on the part of Company are necessary to authorize the execution and delivery of this Agreement and the consummation of the Merger and all other transactions contemplated hereby. This Agreement has been duly executed and delivered by Company and, assuming it is a valid and binding obligation of Parent and Merger Subsidiary, constitutes a valid and binding obligation of Company enforceable in accordance with its terms except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors" rights and remedies generally.

(b) Conflicts. Neither the execution or delivery by Company of this Agreement or by Company of any Ancillary Document nor consummation by Company of the transactions contemplated herein or therein does or will (with or without the passage of time or giving of notice): (1) constitute a breach of, violate, conflict with or give rise to or create any right or obligation under its articles of incorporation or bylaws; (2)  violate any applicable law or order; or (3) constitute a breach or violation of or a default under, conflict with or give rise to or create any right of any Person other than Company to accelerate, increase, terminate, modify or cancel any right or obligation under, any contract to which Company is a party, except where such breach, violation, default, conflict or right described in clause (2) or (3) above will not have a Material Adverse Effect on the ability of Company to consummate the transactions contemplated herein.

(c) Consents. Except for (a) the Required Company Stockholder Approval, (b) approvals under applicable state securities laws and (c) the filing of the Certificate of Merger with the Secretary of State for the State of Delaware, no consent or approval by, notification to or filing with any Person is required in connection with the execution, delivery or performance by Company of this Agreement or any Ancillary Document or consummation of the transactions contemplated herein or therein by Company, except for any consent, approval, notice or filing, the absence of which will not have a Material Adverse Effect on the ability of Company to consummate the transactions contemplated herein.

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2.3 Capitalization.

(a) The authorized, issued and outstanding shares of capital stock of Company and all issued and outstanding options, warrants and convertible promissory notes to purchase or acquire capital stock of Company immediately prior to the Merger Time are set forth on Schedule 2.3(a). All issued and outstanding shares of Company Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have not been issued in violation of any preemptive rights, and are free from any restrictions on transfer (other than restrictions under the Securities Act or state securities laws) or any options, pledges, claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever (collectively, "Liens"), except those restrictions and provisions applicable to the vesting of the Options, Warrants and Convertible Promissory Notes. Other than as described on Schedule 2.3(a), Company has no other equity securities or securities containing any equity features that are authorized, issued or outstanding. Except as set forth in Schedule 2.3(a), there are no agreements or other rights or arrangements existing which provide for the sale or issuance of capital stock by Company and there are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire from Company any shares of capital stock or other securities of Company of any kind. Except as set forth on Schedule 2.3(a), there are no agreements or other obligations (contingent or otherwise) which may require Company to repurchase or otherwise acquire any shares of its capital stock.

(b) Except as disclosed on Schedule 2.3(b), Company does not own, and is not party to any contract to acquire, any equity securities or other securities of any entity or any direct or indirect equity or ownership interest in any other entity. To Company"s Knowledge, there exist no voting trusts, proxies, or other contracts with respect to the voting of shares of capital stock of Company.

(c) Schedule 2.3(c) details those Persons to whom Company has granted registration rights, which rights will obligate Company and/or Parent to file a registration statement (or include certain shares in a registration statement filed with the SEC) covering the resale of shares of Parent Common Stock constituting Merger Consideration.

2.4 Litigation. There is no claim whether or not commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or other Proceeding pending or, to the Knowledge of Company, threatened against Company or to which Company is a party or that is reasonably expected to adversely affect Company and (b) Company is not subject to any order, in each case that will have a Material Adverse Effect on the ability of Company to consummate the transactions contemplated herein.

2.5 No Brokers or Finders. Company has no obligation or other liability to any broker, finder or similar intermediary in connection with the transactions contemplated herein that would cause any party to this Agreement to become liable for payment of any fee or expense with respect thereto.

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2.6 Tax Matters.

(a) For purposes of this Agreement, "Company Tax Returns" includes all Tax Returns of Company relating to any Taxes with respect to any income, properties or operations of Company or any of its Tax Affiliates. Except as disclosed on Schedule 2.6(a): (i) Company and each of its Tax Affiliates has timely filed (or has had timely filed on its behalf) all Company Tax Returns required to be filed or sent by it in respect of any Taxes or required to be filed or sent by it to any Tax Authority having jurisdiction; (ii) all such Company Tax Returns are complete and accurate in all material respects; (iii) Company and each of its Tax Affiliates has timely and properly paid (or has had paid on its behalf) all Taxes required to be paid by it; (iv) Company has established on the Company Balance Sheet, in accordance with GAAP, consistently applied, reserves that are adequate for the payment of any Taxes not yet due and payable; and (v) Company and each of its Tax Affiliates has complied with all applicable laws, rules and regulations relating to the collection or withholding of Taxes from third parties (including, without limitation, employees) and the payment thereof (including, without limitation, withholding of Taxes under Code Sections 1441 and 1442, or similar provisions under any foreign laws).

(b) There are no material Liens for Taxes upon any assets of Company or any of its Tax Affiliates, except statutory Liens for Taxes not yet due.

(c) No deficiency for any Taxes has been proposed, asserted or assessed against Company or any of its Tax Affiliates that has not been resolved and paid in full or is not being contested in good faith. No waiver, extension or comparable consent given by Company or any of its Tax Affiliates regarding the application of the statute of limitations with respect to any Taxes or Company Tax Returns is outstanding, nor is any request for any such waiver or consent pending. There has been no Tax audit or other Proceeding with regard to any Company Tax Returns or Taxes relating to Company or any of its Tax Affiliates, nor is any such Tax audit or other Proceeding pending, nor has there been any notice to Company by any Tax Authority regarding any such Tax audit or other Proceeding, or, to the Knowledge of Company, is any such Tax audit or other Proceeding threatened with regard to any Company Tax Returns or Taxes or relating to Company or any of its Tax Affiliates. Company does not expect the assessment of any additional Taxes of Company for any period prior to the date hereof and has no Knowledge of any unresolved questions, claims or disputes concerning the liability for Taxes relating to Company or any of its Tax Affiliates that would exceed the estimated reserves established on its books and records.

(d) Neither Company nor any of its Tax Affiliates is liable for Taxes of any other Person nor is currently under any contractual obligation to indemnify any Person with respect to Taxes, or a party to any Tax sharing agreement or any other agreement providing for payments by Company with respect to Taxes. Neither Company nor any of its Tax Affiliates has agreed and is not required, as a result of a change in method of accounting or otherwise, to include any adjustment under Code Section 481 (or any corresponding provision of state, local or foreign law) in Taxable income. Schedule 2.6(d) contains a list of all jurisdictions in which Company or any of its Tax Affiliates is required to file any Company Return and no claim has been made by a Tax Authority in a jurisdiction where Company or any of its Tax Affiliates does not currently file Company Tax Returns, that Company or any of its Tax Affiliates is or may be subject to Taxation by that jurisdiction. There are no advance rulings in respect of any Tax pending or issued by any Tax Authority with respect to any Taxes of or any of its Tax Affiliates. Neither Company nor any of its Tax Affiliates has entered into any gain recognition agreements under Code Section 367 and the Treasury Regulations promulgated thereunder. Neither Company nor any of its Tax Affiliates is liable with respect to any indebtedness the interest of which is not deductible for applicable federal, foreign, state or local income Tax purposes.

(e) Company has been neither a "distributing corporation" nor a "controlled corporation" (within the meaning of Code Section 355) in a distribution of stock qualifying for Tax-free treatment under Code Section 355.

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(f) Except as disclosed on Schedule 2.6(f), Company has not requested any extension of time within which to file any Company Return, which return has not since been filed.

(g) Neither Company nor any Tax Affiliate has, for the five (5) year period preceding the Closing, been a United States real property holding corporation within the meaning of Code Section 897(c) (2).

(h) There have been made available to Parent true and complete copies of all Company Tax Returns with respect to Taxes based on net income; and any other Company Tax Returns requested by Parent that may be relevant to Company or any of its Tax Affiliates or their respective business, assets or operations for any and all Taxable periods ending before the date hereof; and for any other Taxable years that remain subject to audit or investigation by any Tax Authority.

(i) Company and each of its Tax Affiliates is a corporation or association Taxable as a corporation for federal income Tax purposes.

(j) Neither Company nor any of its Tax Affiliates has made any election under Code Section 1362(a) to be an S corporation.

2.7 Contracts and Commitments.

(k)  Schedule 2.7 lists all material agreements, whether oral or written, to which Company is a party, which are currently in effect, and which relate to the operation of Company"s business. Company has performed all obligations required to be performed by it under the contracts or commitments required to be disclosed on Schedule 2.7 and is not in receipt of any claim of default under any contract or commitment required to be disclosed under such caption. Company has no present expectation or intention of not fully performing any material obligation pursuant to any contract or commitment required to be disclosed on Schedule 2.7; and Company has no Knowledge of any breach or anticipated breach by any other party to any contract or commitment required to be disclosed on such schedule.

2.8 Affiliate Transactions. Except as set forth in Schedule 2.8, and other than pursuant to this Agreement, no officer, director or employee of Company, or any member of the immediate family of any such officer, director or employee, or any entity in which any of such Persons owns any beneficial interest in Company (other than any publicly- held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than five percent of the stock of which is beneficially owned by any of such Persons) (collectively, the "Company Insiders"), has any agreement with Company (other than normal employment arrangements) or any interest in any property, real, personal or mixed, tangible or intangible, used in or pertaining to the business of Company (other than ownership of capital stock of Company). Except as set forth on Schedule 2.8, Company is not indebted to any Company Insider (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary business expenses) and no Company Insider is indebted to Company (except for cash advances for ordinary business expenses). Except as set forth on Schedule 2.8, none of the Company Insiders has any direct or indirect interest in any competitor, supplier or customer of Company or in any Person from whom or to whom Company leases any property, or in any other Person with whom Company transacts business of any nature. The officers, directors and employees of Company have not, by virtue of their employment with or service to Company, usurped any corporate opportunities of any third party to which such officer, director and employee has, or could reasonably be considered to have, a fiduciary duty under any applicable laws. For purposes of this Section 2.8 the members of the immediate family of an officer, director or employee shall consist of the spouse, parents, children and siblings of such officer, director or employee.

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2.9 Compliance with Laws; Permits.

(a) Except for any noncompliance that would not reasonably be expected to have a Material Adverse Effect on Company, Company and its officers, directors, agents and employees have complied with all applicable laws, Environmental Laws, regulations and other requirements, including, but not limited to, federal, state, local and foreign laws, ordinances, rules, regulations and other requirements pertaining to equal employment opportunity, employee retirement, affirmative action and other hiring practices, occupational safety and health, workers" compensation, unemployment and building and zoning codes, and no claims have been filed against Company, and Company has not received any written notice, alleging a violation of any such laws, Environmental Laws, regulations or other requirements. Company is not relying on any exemption from or deferral of any such applicable law, Environmental Laws, regulation or other requirement that would not be available to Parent after it acquires the properties, assets and business of Company.

(b) Except as set forth on Schedule 2.9(b), Company has no licenses, permits, Environmental Permits or certificates, from federal, state, local and foreign authorities (including, without limitation, federal and state agencies regulating occupational health and safety) necessary to permit it to conduct its business and own and operate its properties.

2.10 Financial Statements. Company has made available to Parent audited consolidated balance sheets of Company at December 31, 2013 and 2014, and the related audited consolidated statements of operations, stockholders" equity and cash flows of Company for the two annual periods then ended, as well as an unaudited consolidated balance sheet of Company as of March 31, 2015, and the related unaudited consolidated statements of operations, stockholders" equity and cash flows of Company for the three-month period then ended (together, the "Company Financial Statements"). The Company Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and fairly present the financial position of Company as of the respective dates thereof and the results of its operations and cash flows and stockholder equity for the periods indicated.

2.11 No Undisclosed Liabilities. Except as reflected in the balance sheet of Company at March 31, 2015 (the "Latest Company Balance Sheet"), Company has no liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) except (i) liabilities which have arisen after the date of the Latest Company Balance Sheet in the ordinary course of business, none of which is a material uninsured liability for breach of contract, breach of warranty, tort, infringement, claim or lawsuit, or (ii) as otherwise set forth on Schedule 2.11.

2.12 Books and Records. The books of account, minute books, stock record books, and other similar records of Company, complete copies of which have been made available to Parent, have been properly kept and contain no inaccuracies except for inaccuracies that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Company.

2.13 Real Property. Schedule 2.13 lists all real property leased by Company. Company does not own any real property. Company has good and valid title to all of its leaseholds and other interests free and clear of all Liens, except for such Liens which do not detract from the value or interfere with the present use of the property subject thereto or affected thereby. The real property to which such leaseholds and other interests pertain constitutes all of the real property used in Company"s business.

2.14 Insurance. The insurance policies obtained and maintained by Company that are material to Company are in full force and effect, all premiums due and payable thereon have been paid (other than retroactive or retrospective premium adjustments that Company is not currently required, but may in the future be required, to pay with respect to any period ending prior to the Effective Date), and Company has received no written notice of cancellation or termination with respect to any such policy that has not been replaced on substantially similar terms prior to the date of such cancellation.

2.15 Absence of Certain Developments. Except as disclosed in the Company Financial Statements or as otherwise contemplated by this Agreement, since December 31, 2014, Company has owned and operated its assets, properties and businesses consistent with past practice. Without limiting the generality of the foregoing, except as listed in Schedule 2.15, since December 31, 2014, Company has not:

(a) experienced any change that has had or could reasonably be expected to have a Material Adverse Effect on Company; or

(b) suffered (i) any loss, damage, destruction or other property or casualty (whether or not covered by insurance) or (ii) any loss of officers, employees, dealers, distributors, independent contractors, customers or suppliers, which had or may reasonably be expected to result in a Material Adverse Effect on Company.

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2.16 Employee Benefit Plans.

(a) Company does not have, and has never had, any employee benefit plan (within the meaning of Section 3(3) of ERISA), or any other plan, arrangement, program or payroll practice providing compensation, benefits or perquisites to any class of employees, former employees or directors of Company other than the Agreements relating to the Options, the Warrants and the Convertible Promissory Notes.

(b) Company does not have, and has never had, any agreement, plan or other arrangement for the benefit of any independent contractor serving Company that is or was treated as a nonqualified deferred compensation plan under Code Section 409A.

(c) The consummation of the transactions contemplated by this Agreement will not (i) cause any employee, former employee, director or independent contractor to become entitled to any severance pay, unemployment compensation or other payment; (ii) accelerate the time of payment or vesting of any benefit payable to any such Person or (iii) increase the amount of compensation or benefits due to any such Person.

2.17 Employees.

(a) Schedule 2.17(a) lists, as of the Effective Date, the name, position, base compensation and, for calendar year 2015, total compensation for each employee of Company.

(b) Except as otherwise set forth in Schedule 2.17(b), or as contemplated by this Agreement, to the Knowledge of Company, (i) neither any executive employee of Company nor any group of the employees of Company has any plans to terminate his, her or its employment; (ii) Company has no material labor relations problem pending and its labor relations are satisfactory; (iii) there are no workers" compensation claims pending against Company nor is Company aware of any facts that would give rise to such a claim; (iv) no employee of Company is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of Company; and (v) no employee or former employee of Company has any claim with respect to any intellectual property rights of Company.

2.18 Proprietary Information and Inventions. Set forth on Schedule 2.18 is a complete and accurate list of all current Company employees, consultants, contractors or other Persons that are subject to a non-disclosure agreement or an alternative employment agreement with Company containing comparable non-disclosure provisions.

2.19 Intellectual Property. Set forth on Schedule 2.19 is a complete and accurate list of all Intellectual Property owned or licensed by Company, and accurately identifies all Persons from which or to which Company licenses all such listed Intellectual Property. For purposes of this Agreement, the term "Intellectual Property" means: (a) patents (including any registrations, continuations, continuations in part, renewals and any applications for any of the foregoing); (b) registered and unregistered copyrights and copyright applications; and (c) registered and unregistered trademarks, service marks, trade names, slogans, logos, designs and general intangibles of the like nature, together with all registrations and applications therefor.

2.20 Tax-Free Reorganization. Company has not taken or agreed to take any action that would prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code.

2.21 Full Disclosure. The representations and warranties of Company contained in this Agreement (and in any schedule, exhibit, certificate or other instrument to be delivered under this Agreement) do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which such statements were made, not misleading. There is no fact of which Company has Knowledge that has not been disclosed to Parent pursuant to this Agreement, including the schedules hereto, all taken together as a whole, which has had or would reasonably be expected to have a Material Adverse Effect on Company or materially adversely affect the ability of Company to consummate in a timely manner the transactions contemplated hereby.

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ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUBSIDIARY

Parent and Merger Subsidiary hereby jointly and severally represent and warrant to Company as follows:

3.1 Organization and Good Standing. Each of Parent and Merger Subsidiary (a) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction in which it was organized and (b) has full corporate power and authority to own and lease its properties and assets and conduct its business. The copies of the articles of incorporation and bylaws of each of Parent and Merger Subsidiary that have been made available to Company are correct and complete copies of such documents as in effect as of the Effective Date. Parent is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which the ownership and leasing of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing will not have a Material Adverse Effect on the ability of Parent to consummate the transactions contemplated by this Agreement. Parent has no subsidiaries other than Merger Subsidiary and Parent Subsidiary.

3.2 Authority and Authorization; Conflicts; Consents.

(a) Authority and Authorization. The execution, delivery and performance of this Agreement and each Ancillary Document of Parent and Merger Subsidiary have been duly authorized and approved by all necessary corporate action with respect to Parent and Merger Subsidiary, and each such authorization and approval remains in full force and effect. This Agreement has been duly executed and delivered by Parent and Merger Subsidiary and, assuming it is a valid and binding obligation of Company and constitutes a valid and binding obligation of Parent and Merger Subsidiary enforceable in accordance with its terms except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar laws affecting creditors" rights and remedies generally.

(b) Conflicts. Neither the execution or delivery by Parent and Merger Subsidiary of this Agreement or any Ancillary Document nor consummation by Parent and Merger Subsidiary of the transactions contemplated herein or therein does or will (with or without the passage of time or giving of notice): (1) constitute a breach of, violate, conflict with or give rise to or create any right or obligation under its articles of incorporation or bylaws; (2) violate any applicable law or order; or (3) constitute a breach or violation of or a default under, conflict with or give rise to or create any right of any Person other than Parent to accelerate, increase, terminate, modify or cancel any right or obligation under, any contract to which Parent or Merger Subsidiary is a party, except where such breach, violation, default, conflict or right described in clause (2) or (3) above will not have a Material Adverse Effect on the ability of Parent and Merger Subsidiary to consummate the transactions contemplated herein.

(c) Consents. Except for (a) approvals under applicable state securities laws and (b) the filing of the Certificate of Merger with the Secretary of State for the State of Delaware, no consent or approval by, notification to or filing with any Person is required in connection with the execution, delivery or performance by Parent or Merger Subsidiary of this Agreement or any Ancillary Document or Parent or Merger Subsidiary"s consummation of the transactions contemplated herein or therein, except for any consent, approval, notice or filing, the absence of which will not have a Material Adverse Effect on the ability of Parent or Merger Subsidiary to consummate the transactions contemplated herein.

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3.3 Capitalization.

(a) The authorized, issued and outstanding shares of capital stock of Parent as of the date hereof are correctly set forth on Schedule 3.3(a). The issued and outstanding shares of capital stock of Parent have been duly authorized and validly issued, are fully paid and nonassessable, and have not been issued in violation of any preemptive rights. Other than as described on Schedule 3.3(a), Parent has no other equity securities or securities containing any equity features that are authorized, issued or outstanding. There are no agreements or other rights or arrangements existing which provide for the sale or issuance of capital stock by Parent and there are no rights, subscriptions, warrants, options, conversion rights or agreements of any kind outstanding to purchase or otherwise acquire from Parent any shares of capital stock or other securities of Parent of any kind. There are no agreements or other obligations (contingent or otherwise) which may require Parent to repurchase or otherwise acquire any shares of its capital stock. Other than as described on Schedule 3.3(a), there are not currently any outstanding capital stock, options, warrants or other rights to acquire any shares of Parent capital stock.

(b) There are no registration rights and, to Parent"s Knowledge, there exist no voting trusts, proxies, or other contracts with respect to the voting of shares of capital stock of Parent.

(c) The authorized capital stock of Merger Subsidiary consists of One Hundred (100) shares of common stock, par value $0.001 per share, all of which are issued and outstanding and held of record by Parent as of the date hereof. The issued and outstanding shares of capital stock of Merger Subsidiary are duly authorized, validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive rights. Except as disclosed on Schedule 3.3(c), there are no options, warrants, conversion privileges or other rights, agreements, arrangements or commitments obligating Merger Subsidiary to issue, sell, purchase or redeem any shares of its capital stock or securities or obligations of any kind convertible into or exchangeable for any shares of its capital stock

(d) The shares of Parent Common Stock representing the Merger Consideration will be, when issued in accordance with the terms of this Agreement, duly authorized, validly issued, fully paid and nonassessable.

3.4 Litigation. There is no claim whether or not commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or other Proceeding pending or, to the Knowledge of Parent, threatened against Parent or to which Parent is a party or that is reasonably expected to adversely affect Parent and (b) Parent is not subject to any order, in each case that will have a Material Adverse Effect on the ability of Parent to consummate the transactions contemplated herein.

3.5 No Brokers or Finders. Neither Parent nor Merger Subsidiary has any obligation or other liability to any broker, finder or similar intermediary in connection with the transactions contemplated herein that would cause any party to this Agreement to become liable for payment of any fee or expense with respect thereto.

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3.6 Tax Matters.

(a) For purposes of this Agreement, "Parent Tax Returns" includes all Tax Returns of Parent relating to any Taxes with respect to any income, properties or operations of Parent or any of its Tax Affiliates. Except as disclosed on Schedule 3.6(a): (i) Parent and each of its Tax Affiliates has timely filed (or has had timely filed on its behalf) all Parent Tax Returns required to be filed or sent by it in respect of any Taxes or required to be filed or sent by it to any Tax Authority having jurisdiction; (ii) all such Parent Tax Returns are complete and accurate in all material respects; (iii) Parent and each of its Tax Affiliates has timely and properly paid (or has had paid on its behalf) all Taxes required to be paid by it; (iv) Parent has established on the Parent Balance Sheet, in accordance with GAAP, consistently applied, reserves that are adequate for the payment of any Taxes not yet due and payable; and (v) Parent and each of its Tax Affiliates has complied with all applicable laws, rules and regulations relating to the collection or withholding of Taxes from third parties (including, without limitation, employees) and the payment thereof (including, without limitation, withholding of Taxes under Code Sections 1441 and 1442, or similar provisions under any foreign laws).

(b) There are no material Liens for Taxes upon any assets of Parent or any of its Tax Affiliates, except statutory Liens for Taxes not yet due.

(c) No deficiency for any Taxes has been proposed, asserted or assessed against Parent or any of its Tax Affiliates that has not been resolved and paid in full or is not being contested in good faith. Except as disclosed in Schedule 3.6(c), no waiver, extension or comparable consent given by Parent or any of its Tax Affiliates regarding the application of the statute of limitations with respect to any Taxes or Parent Tax Returns is outstanding, nor is any request for any such waiver or consent pending. Except as disclosed in Schedule 3.6(c), there has been no Tax audit or other Proceeding with regard to any Parent Tax Returns or Taxes relating to Parent or any of its Tax Affiliates, nor is any such Tax audit or other Proceeding pending, nor has there been any notice to Parent by any Tax Authority regarding any such Tax audit or other Proceeding, or, to the Knowledge of Parent, is any such Tax audit or other Proceeding threatened with regard to any Parent Tax Returns or Taxes or relating to Parent or any of its Tax Affiliates. Parent does not expect the assessment of any additional Taxes of Parent for any period prior to the date hereof and has no Knowledge of any unresolved questions, claims or disputes concerning the liability for Taxes relating to Parent or any of its Tax Affiliates that would exceed the estimated reserves established on its books and records.

(d) Neither Parent nor any of its Tax Affiliates is a party to any agreement, contract or arrangement that would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Code Section 280G; and the consummation of the transactions contemplated by this Agreement will not be a factor causing payments to be made by Parent or any of its Tax Affiliates not to be deductible (in whole or in part) under Code Section 280G. Except as set forth on Schedule 3.6(d), neither Parent nor any of its Tax Affiliates is liable for Taxes of any other Person nor is currently under any contractual obligation to indemnify any Person with respect to Taxes, or a party to any Tax sharing agreement or any other agreement providing for payments by Parent with respect to Taxes. Except as set forth on Schedule 3.6(d), neither Parent nor any of its Tax Affiliates is a party to any joint venture, partnership or other arrangement or contract that could be treated as a partnership for federal income Tax purposes. Neither Parent nor any of its Tax Affiliates has agreed and is not required, as a result of a change in method of accounting or otherwise, to include any adjustment under Code Section 481 (or any corresponding provision of state, local or foreign law) in Taxable income. Schedule 3.6(d) contains a list of all jurisdictions in which Parent or any of its Tax Affiliates is required to file any Parent Return and no claim has been made by a Tax Authority in a jurisdiction where Parent or any of its Tax Affiliates does not currently file Parent Tax Returns, that Parent or any of its Tax Affiliates is or may be subject to Taxation by that jurisdiction. There are no advance rulings in respect of any Tax pending or issued by any Tax Authority with respect to any Taxes of or any of its Tax Affiliates. Neither Parent nor any of its Tax Affiliates has entered into any gain recognition agreements under Code Section 367 and the Treasury Regulations promulgated thereunder. Neither Parent nor any of its Tax Affiliates is liable with respect to any indebtedness the interest of which is not deductible for applicable federal, foreign, state or local income Tax purposes.

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(e) Parent has been neither a "distributing corporation" nor a "controlled corporation" (within the meaning of Code Section 355) in a distribution of stock qualifying for Tax-free treatment under Code Section 355.

(f) Except as set forth on Schedule 3.6(f), Parent has not requested any extension of time within which to file any Parent Return, which return has not since been filed.

(g) Neither Parent nor any Tax Affiliate has, for the five (5) year period preceding the Closing, been a United States real property holding corporation within the meaning of Code Section 897(c) (2).

(h) There have been delivered to Company true and complete copies of Parent Tax Returns with respect to Taxes based on net income for the 2012, 2013, and 2014 tax years; and any other Parent Tax Returns requested by Company that may be relevant to Parent or any of its Tax Affiliates or their respective business, assets or operations for any and all Taxable periods ending before the date hereof; and for any other Taxable years that remain subject to audit or investigation by any Tax Authority.

(i) Except as disclosed on Schedule 3.6(i), Parent and each of its Tax Affiliates is, and at all times has been, a corporation or association Taxable as a corporation for federal income Tax purposes.

(j) Neither Parent nor any of its Tax Affiliates has made any election under Code Section 1362(a) to be an S corporation.

3.7 Contracts and Commitments.

(a) Except as set forth on Schedule 3.7(a), all material agreements of Parent have been filed as an exhibit to the Parent SEC Filings (such material contracts and any contracts described on Schedule 3.7(a), the "Parent Contracts").

(b) To Parent"s Knowledge, Parent has performed, in all material respects, the obligations required to be performed by it in connection with the Parent Contracts and is not in receipt of any claim of default under any Parent Contract; Parent has no present expectation or intention of not fully performing any material obligation pursuant to any Parent Contract; and Parent has no Knowledge of any breach or anticipated breach by any other party to any Parent Contract. Schedule 3.7(b) lists the liabilities and obligations of Parent as of the Closing.

3.8 Affiliate Transactions. Except as disclosed in the Parent SEC Filings, and other than pursuant to this Agreement, no officer, director or employee of Parent, or any member of the immediate family of any such officer, director or employee, or any entity in which any of such Persons owns any beneficial interest (other than any publicly-held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than one percent of the stock of which is beneficially owned by any of such Persons) (collectively, the "Parent Insiders"), has any agreement with Parent (other than normal employment arrangements) or any interest in any property, real, personal or mixed, tangible or intangible, used in or pertaining to the business of Parent (other than ownership of capital stock of Parent). Parent is not indebted to any Parent Insider (except for amounts due as normal salaries and bonuses and in reimbursement of ordinary business expenses) and no Parent Insider is indebted to Parent except for cash advances for ordinary business expenses). None of the Parent Insiders has any direct or indirect interest in any competitor, supplier or customer of Parent or in any Person from whom or to whom Parent leases any property, or in any other Person with whom Parent transacts business of any nature. For purposes of this Section 3.8, the members of the immediate family of an officer, director or employee shall consist of the spouse, parents, children and siblings of such officer, director or employee.

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3.9 Compliance with Laws; Permits.

(a) Except for any noncompliance that would not reasonably be expected to have a Material Adverse Effect on Parent, Parent and its officers, directors, agents and employees have complied with all applicable laws, Environmental Laws, regulations and other requirements, including, but not limited to, federal, state, local and foreign laws, ordinances, rules, regulations and other requirements pertaining to equal employment opportunity, employee retirement, affirmative action and other hiring practices, occupational safety and health, workers" compensation, unemployment and building and zoning codes, and no claims have been filed against Parent, and Parent has not received any written notice, alleging a violation of any such laws, Environmental Laws, regulations or other requirements.

(b) Parent has no licenses, permits, Environmental Permits or certificates from federal, state, local and foreign authorities (including, without limitation, federal and state agencies regulating occupational health and safety) and no such items are necessary to permit it to conduct its business and own and operate its properties.

3.10 Exchange Act Reports.

(a) The Parent Common Stock has been registered under Section 12 of the Exchange Act and Parent is subject to the periodic reporting requirements of Section 13 of the Exchange Act.

(b) Except as set forth on Schedule 3.10(b), Parent has timely filed all forms, reports and documents required to be filed with the SEC by applicable law since the date it first became subject to the periodic reporting requirements of Sections13(a), 14(a), 14(c) and 15(d) of the Exchange Act. All such required forms, reports and documents (including the financial statements, exhibits and schedules thereto and those documents that Parent may file subsequent to the date hereof) are collectively referred to herein as the "Parent SEC Filings." As of their respective dates, the Parent SEC Filings (i) were prepared in accordance with the requirements of the Securities Act or Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Filings, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the Effective Date, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) Each of the financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Filings, as of their respective dates, (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act) and (iii) fairly presented the financial position of Parent at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not, or are not expected to be, material in amount. The balance sheet of Parent as of December 31, 2014 is hereinafter referred to as the "Parent Balance Sheet." Except for those liabilities disclosed on Schedule 3.10(c) (the "Permitted Liabilities"), as of the Merger Time Parent will not have any liabilities of a nature required to be disclosed on a balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP.

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3.11 No Undisclosed Liabilities. Except as reflected in the unaudited balance sheet of Parent at March 31, 2015 included in Parent"s quarterly report on Form 10-Q for such period (the "Latest Parent Balance Sheet"), Parent has no liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) except (i) liabilities which have arisen after the date of the Latest Parent Balance Sheet in the ordinary course of business, none of which is a material uninsured liability for breach of contract, breach of warranty, tort, infringement, claim or lawsuit, or (ii) as otherwise set forth on Schedule 3.11.

3.12 Books and Records. The books of account, minute books, stock record books, and other similar records of Parent, complete copies of which have been made available to Company, have been properly kept and contain no inaccuracies except for inaccuracies that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent.

3.13 Real Property. Schedule 3.13 lists all real property leased by Parent. Parent does not own any real property. Parent has good and valid title to all of its leaseholds and other interests free and clear of all Liens, except for such Liens which do not detract from the value or interfere with the present use of the property subject thereto or affected thereby. The real property to which such leaseholds and other interests pertain constitutes all of the real property used in Parent"s business.

3.14 Insurance. The insurance policies obtained and maintained by Parent that are material to Parent are in full force and effect, all premiums due and payable thereon have been paid (other than retroactive or retrospective premium adjustments that Parent is not currently required, but may in the future be required, to pay with respect to any period ending prior to the Effective Date), and Parent has received no written notice of cancellation or termination with respect to any such policy that has not been replaced on substantially similar terms prior to the date of such cancellation.

3.15 Environmental Matters.

(a) To its Knowledge, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on Parent, (i) Parent has not transported, handled, treated, stored, used, manufactured, distributed, disposed of, released or exposed its employees or others to any Hazardous Materials in violation of any applicable law, and (ii) Parent has not engaged in any Hazardous Materials Activities in violation of any applicable law, rule, regulation, treaty or statute promulgated by any Governmental Authority in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

(b) There is no Environmental Claim pending or, to the Knowledge of Parent, threatened as of the Effective Date against Parent that will have a Material Adverse Effect on Parent or will have a Material Adverse Effect on the ability of Parent to consummate the transactions contemplated herein.

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(c) Parent has complied and is in compliance, in each case in all material respects, with all applicable laws, rules, regulations, treaties and statutes promulgated by any Governmental Authority in effect prior to or as of the date hereof to prohibit, regulate or control Hazardous Materials or any Hazardous Material Activity.

3.16 Absence of Certain Developments. Except as set forth on Schedule 3.16 or as disclosed in the Parent SEC Filings or as otherwise contemplated by this Agreement, since the Latest Parent Balance Sheet, Parent conducted its business only in the ordinary course consistent with past practice and there has not occurred:

(a) any event having a Material Adverse Effect on Parent or Merger Subsidiary;

(b) any event that would reasonably be expected to prevent or materially delay the performance of Parent"s obligations pursuant to this Agreement;

(c) any material change by Parent in its accounting methods, principles or practices;

(d) any declaration, setting aside or payment of any dividend or distribution in respect of the shares of capital stock of Parent or Merger Subsidiary or any redemption, purchase or other acquisition of any of Parent"s or Merger Subsidiary"s securities;

(e) any increase in the compensation or benefits or establishment of any bonus, insurance, severance, deferred-compensation, pension, retirement, profit-sharing, stock-option, stock-purchase or other employee-benefit plan of Parent or Merger Subsidiary (including without limitation the granting of stock options, stock-appreciation rights, performance awards or restricted stock awards), or any other increase in the compensation payable or to become payable to any employees, officers, consultants or directors of Parent or Merger Subsidiary;

(f) any issuance, grants or sale of any stock, options, warrants, notes, bonds or other securities, or entry into any agreement with respect thereto by Parent or Merger Subsidiary;

(g) any amendment to the Articles of Incorporation or bylaws of Parent or the Certificate of Incorporation or bylaws, if any, of Merger Subsidiary;

(h) other than in the ordinary course of business consistent with past practice, any (1) capital expenditures by Parent or Merger Subsidiary, (2) purchase, sale, assignment or transfer of any material assets by Parent or Merger Subsidiary, (3) mortgage, pledge or existence of any lien, encumbrance or charge on any material assets or properties, tangible or intangible of Parent or Merger Subsidiary, except for liens for taxes not yet due and such other liens, encumbrances or charges which do not, individually or in the aggregate, have a Material Adverse Effect on Parent, or (4) cancellation, compromise, release or waiver by Parent or Merger Subsidiary of any rights of material value or any material debts or claims;

(i) any incurrence by Parent or Merger Subsidiary of any material liability (absolute or contingent), except for current liabilities and obligations incurred in the ordinary course of business consistent with past practice;

(j) damage, destruction or similar loss, whether or not covered by insurance, materially affecting the business or properties of Parent;

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(k) entry by Parent or Merger Subsidiary into any agreement, contract, lease or license other than in the ordinary course of business consistent with past practice;

(l) any acceleration, termination, modification or cancellation of any agreement, contract, lease or license to which Parent or Merger Subsidiary is a party or by which any of them is bound;

(m) entry by Parent or Merger Subsidiary into any loan or other transaction with any officers, directors or employees of Parent or Merger Subsidiary;

(n) any charitable or other capital contribution by Parent or Merger Subsidiary or pledge therefor;

(o) entry by Parent or Merger Subsidiary into any transaction of a material nature other than in the ordinary course of business consistent with past practice; or

(p) any negotiation or agreement by the Parent or Merger Subsidiary to do any of the things described in the preceding clauses (a) through (o).

3.17 Employee Benefit Plans.

(a) Parent has no "employee-benefit plans" within the meaning of ERISA Section 3(3), and Parent has no bonus, stock-option, stock-purchase, stock-appreciation right, incentive, deferred-compensation, supplemental-retirement, severance, or fringe-benefit plans, programs, policies or arrangements. Parent does not have, and has never had, any agreement, plan or other arrangement for the benefit of any independent contractor serving Parent that is or was treated as a nonqualified deferred compensation plan under Code Section 409A. No current or former director, officer, employee or independent contractor of Parent will become entitled to retirement, severance, unemployment compensation or similar benefits or to enhanced or accelerated benefits (including any acceleration of vesting or lapsing of restrictions with respect to equity-based awards and increases in the amount of compensation or benefits due to any such Person) under any contract, commitment or arrangement as a result of consummation of the transactions contemplated by this Agreement.

3.18 Employees.

(a) Schedule 3.18(a) lists, as of the Effective Date, the name, position, base compensation and, for calendar year 2015, total compensation for each employee of Company.

(b) Except as otherwise set forth in Schedule 3.18(b), or as contemplated by this Agreement, to the Knowledge of Parent, (i) neither any executive employee of Parent nor any group of the employees of Parent has any plans to terminate his, her or its employment; (ii) Parent has no material labor relations problem pending and its labor relations are satisfactory; (iii) there are no workers" compensation claims pending against Parent nor is Parent aware of any facts that would give rise to such a claim; (iv) no employee of Parent is subject to any secrecy or noncompetition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of Parent; and (v) no employee or former employee of Parent has any claim with respect to any intellectual property rights of Parent.

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3.19 Proprietary Information and Inventions. Set forth on Schedule 3.19 is a complete and accurate list of all current Parent employees, consultants, contractors or other Persons that are subject to a non-disclosure agreement or an alternative employment agreement with Parent containing comparable non-disclosure provisions.

3.20 Intellectual Property. Set forth on Schedule 3.20 is a complete and accurate list of all Intellectual Property (as defined in Section 2.20) owned or licensed by Parent, and accurately identifies all Persons from which or to which Parent licenses all such listed Intellectual Property.

3.21 Tax-Free Reorganization. Neither Parent nor, to Parent"s Knowledge, any of its Affiliates has taken or agreed to take any action that would prevent the Merger from qualifying as a reorganization under Section 368(a) of the Code.

3.22 Full Disclosure. The representations and warranties of each of Parent and Merger Subsidiary contained in this Agreement (and in any schedule, exhibit, certificate or other instrument to be delivered under this Agreement) do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which such statements were made, not misleading. There is no fact of which Parent or Merger Subsidiary has Knowledge that has not been disclosed to Company in the Parent SEC Filings or pursuant to this Agreement, including the schedules hereto, all taken together as a whole, which has had or would reasonably be expected to have a Material Adverse Effect on Parent or Merger Subsidiary, or materially adversely affect the ability of Parent or Merger Subsidiary to consummate in a timely manner the transactions contemplated hereby.

3.23 Validity of Parent Common Stock. The shares of Parent Common Stock to be issued to holders of Company Common Stock pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and non-assessable.

3.24 Private Placement. Parent has taken all necessary action on its part such that the issuance of the Merger Consideration to Company security holders constitutes a valid "private placement" that is exempt from the registration requirements of the Securities Act and applicable state securities laws.

3.25 Trading Matters. At the date hereof (i) the Parent Common Stock is eligible for quotation on the over-the-counter market, (ii) Parent has and shall have performed or satisfied all of its undertakings to, and of its obligations and requirements with, the SEC and FINRA, (iii) Parent has not taken, and shall not have taken, any action that would preclude, or otherwise jeopardize, the eligibility of the Parent Common Stock for quotation on the over-the- counter markets and (iv) Parent does not have any reasonable basis to believe that the Parent Common Stock is the subject of delisting or suspension of quotation or eligibility for quotation on the over-the-counter markets (or hearings or any similar process related thereto).

3.26 Shell Company Status. At the date hereof and prior to the Closing, Parent is not a "shell company" as such term is defined in Section 12b-2 of the Exchange Act.

3.27 Prepaid Assets. Schedule 3.27 hereof lists all prepaid assets of Parent as of the Closing Date.

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ARTICLE 4

CONDUCT OF BUSINESS PENDING THE MERGER

4.1 Conduct of Business by Parent. From the Effective Date through the Merger Time, unless Company shall otherwise agree in writing or as otherwise expressly contemplated or permitted by other provisions of this Agreements, including but not limited to this Section 4.2, Parent shall not, directly or indirectly, (a) amend its Certificate of Incorporation or bylaws, (b) split, combine or reclassify any outstanding shares of capital stock of Parent, (c) declare, set aside, make or pay any dividend or distribution in cash, stock, property or otherwise with respect to the capital stock of Parent, (d) default in its obligations under any material debt, contract or commitment which default results in the acceleration of obligations due thereunder, except for such defaults arising out of Parent"s entry into this Agreement for which consents, waivers or modifications are required to be obtained in accordance with Section 3.2(c), (e) conduct its business other than in the ordinary course on an arms-length basis and in accordance in all material respects with all applicable laws, rules and regulations and Parent"s past custom and practice, except as set forth on Schedule 4.1, (f) issue or sell any additional shares of, or options, warrants, conversions, privileges or rights of any kind to acquire any shares of, any of its capital stock, (g) acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof, or (h) make or change any material tax elections, settle or compromise any material tax liability or file any amended tax return.

4.2 Conduct of Business by Company. From the Effective Date through the Merger Time, unless Parent shall otherwise agree in writing or as otherwise expressly contemplated or permitted by other provisions of this Agreement, including but not limited to this Section 4.2, Company shall not, directly or indirectly, (a) amend its Articles of Incorporation or bylaws, (b) split, combine or reclassify any outstanding shares of capital stock of Company, (c) declare, set aside, make or pay any dividend or distribution in cash, stock, property or otherwise with respect to the capital stock of Company, (d) default in its obligations under any material debt, contract or commitment which default results in the acceleration of obligations due thereunder, except for such defaults arising out of Company"s entry into this Agreement for which consents, waivers or modifications are required to be obtained in accordance with Schedule 2.2(c), (e) conduct its business other than in the ordinary course on an arms-length basis and in accordance in all material respects with all applicable laws, rules and regulations and Company"s past custom and practice, except as set forth on Schedule 4.2, (f) issue or sell any additional shares of, or options, warrants, conversions, privileges or rights of any kind to acquire any shares of, any of its capital stock, except issuances or sales made in the Private Placement or in connection with exercise or conversion into equity of Company debt securities outstanding on the date of this Agreement, (g) acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof, or (h) make or change any material tax elections, settle or compromise any material tax liability or file any amended tax return.

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ARTICLE 5

ADDITIONAL COVENANTS AND AGREEMENT

5.1 Governmental Filings. Each party will use all reasonable efforts and will cooperate with the other party in the preparation and filing, as soon as practicable, of all filings, applications or other documents required under applicable laws, including, but not limited to, the Exchange Act, to consummate the transactions contemplated by this Agreement. Prior to submitting each filing, application, registration statement or other document with the applicable regulatory authority, each party will, to the extent practicable, provide the other party with an opportunity to review and comment on each such filing, application, registration statement or other document to the extent permitted by applicable law. Each party will use all reasonable efforts and will cooperate with the other party in taking any other actions necessary to obtain such regulatory or other approvals and consents at the earliest practicable time, including participating in any required hearings or Proceedings. Subject to the terms and conditions herein provided, each party will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law and regulations to consummate and make effective as promptly as practicable the Merger and the other transactions contemplated by this Agreement.

5.2 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

5.3 Due Diligence; Access to Information; Confidentiality.

(a) Between the Effective Date and the Merger Time, Company and Parent shall afford to the other party and their authorized representatives the opportunity to conduct and complete a due diligence investigation of the other party as described herein. Each party shall permit the other party full access on reasonable notice and at reasonable hours to its properties and shall disclose and make available (together with the right to copy) to the other party and its officers, employees, attorneys, accountants and other representatives, all books, papers and records relating to the assets, stock, properties, operations, obligations and liabilities of such party and its subsidiaries, including without limitation all books of account (including without limitation the general ledger), tax records, minute books of directors" and stockholders" meetings, organizational documents, bylaws, contracts and agreements, filings with any regulatory authority, accountants" work papers, litigation files (including without limitation legal research memoranda), attorney"s audit response letters, documents relating to assets and title thereto (including without limitation abstracts, title insurance policies, surveys, environmental reports, opinions of title and other information relating to the real and personal property), plans affecting employees, securities- transfer records and security holder lists, and any books, papers and records relating to other assets or business activities in which such party may have a reasonable interest, and otherwise provide such assistance as is reasonably requested in order that each party may have a full opportunity to make such investigation and evaluation as it shall reasonably desire to make of the business and affairs of the other party; provided, however, that the foregoing rights granted to each party shall, whether or not and regardless of the extent to which the same are exercised, in no way affect the nature or scope of the representations, warranties and covenants of the respective party set forth herein. In addition, each party and its officers and directors shall cooperate fully (including providing introductions, where necessary) with such other party to enable the party to contact third parties, including customers, prospective customers, specified agencies or others as the party deems reasonably necessary to complete its due diligence; provided further,that such party agrees not to initiate such contacts without the prior approval of the other party, which approval will not be unreasonably withheld.

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(b) Prior to Closing and if, for any reason, the transactions contemplated by this Agreement are not consummated, neither Parent nor Company nor any of their officers, employees, attorneys, accountants and other representatives shall disclose to third parties or otherwise use any confidential information received from the other party in the course of investigating, negotiating, and performing the transactions contemplated by this Agreement; provided, however, that nothing shall be deemed to be confidential information which:

(i) is known to the party receiving the information at the time of disclosure, unless any individual who knows the information is under an obligation to keep that information confidential;

(ii) becomes publicly known or available without the disclosure thereof by the party receiving the information in violation of this Agreement; or

(iii) is received by the party receiving the information from a third party not under an obligation to keep that information confidential.

This provision shall not prohibit the disclosure of information required to be made under federal or state securities laws, rules and regulations or by order of any federal, state or local regulatory agency or as otherwise required to be disclosed under applicable law. If any disclosure is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure that is satisfactory to both parties.

5.4 Tax Treatment. The Surviving Company shall not knowingly take any action which could reasonably be expected to disqualify the Merger as a "reorganization" within the meaning of Section 368(a) of the Code.

5.5 Press Releases. Company and Parent shall agree with each other as to the form and substance of any press release or public announcement related to this Agreement or the other transactions contemplated hereby; provided, however, that nothing contained herein shall prohibit either party, following notification to the other party, from making any disclosure which is required by law or regulation. If any such press release or public announcement is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure which is satisfactory to both parties.

5.6 Securities Law Filings.

(a) Parent agrees to provide to Company copies of all reports and other documents that it proposes to file with the SEC under the Securities Act or Exchange Act between the date hereof and the Merger Time at least two days prior to the filing of such reports or documents.

(b) Promptly upon the execution of this Agreement, the parties hereto shall cooperate in the preparation and filing of all filings required by applicable securities laws, including, without limitation, current reports on Form 8-K under the Exchange Act and information required by Rule 14f-1, if applicable, under the Exchange Act.

5.7 Merger Consideration; Securities Act Exemption. Each of Company and Parent shall take all necessary action on their part to cause the issuance of the Merger Consideration to Company"s stockholders to constitute a valid private placement exempt from the registration requirements of the Securities Act and applicable state securities laws.

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5.8 No Solicitation.

(a) Unless and until this Agreement shall have been terminated pursuant to Section 7.1, neither Parent nor its officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any corporation, partnership, Person or other entity or groups concerning any merger, sale of capital stock, sale of substantial assets or other business combination; provided, however, that Parent may engage in such discussion in response to an unsolicited proposal from an unrelated and non-Affiliated party if Parent"s Board of Directors determines, in good faith and after consultation with counsel, that the failure to engage in such discussions may constitute a breach of the fiduciary or legal obligations of Parent"s Board of Directors. Parent will promptly advise Company in writing if it receives a proposal or inquiry with respect to the matters described above.

(b) Unless and until this Agreement shall have been terminated pursuant to Section 7.1, neither Company nor its officers, directors or agents shall, directly or indirectly, encourage, solicit or initiate discussions or negotiations with, or engage in negotiations or discussions with, or provide non-public information to, any corporation, partnership, Person or other entity or groups concerning any merger, sale of capital stock, sale of substantial assets or other business combination; provided, however, that Company may engage in such discussion in response to any unsolicited proposal from an unrelated and non-Affiliated party if Company"s Board of Directors determines, in good faith and after consultation with counsel, that the failure to engage in such discussions may constitute a breach of the fiduciary or legal obligations of Company"s Board of Directors. Company will promptly advise Parent if it receives a proposal or inquiry with respect to the matters described above.

5.9 Failure to Fulfill Conditions. In the event that any of the parties hereto determines that a condition to its respective obligations to consummate the transactions contemplated hereby cannot be fulfilled on or prior to the termination date of this Agreement, it will promptly notify the other parties.

5.10 Preparation of Periodic and Current Reports. Prior to the Merger Time, Parent shall prepare (but not file without making a reasonable effort to comply with Section 5.6(a)) current reports on form 8-K, and any other subsequent periodic reports, that are required to be filed prior to the Merger Time.

5.11 Notification of Certain Matters. On or prior to the Merger Time, each party shall give prompt notice to the other party of (a) the occurrence or failure to occur of any event or the discovery of any information, which occurrence, failure or discovery would be likely to cause any representation or warranty on its part contained in this Agreement to be untrue, inaccurate or incomplete after the date hereof in any material respect or, in the case of any representation or warranty given as of a specific date, would be likely to cause any such representation or warranty on its part contained in this Agreement to be untrue, inaccurate or incomplete in any material respect as of such specific date, and (b) any material failure of such party to comply with or satisfy any covenant or agreement to be complied with or satisfied by it hereunder.

5.12 Directors and Officers of Parent.

(a) As of the Effective Date, all members of Parent"s board of directors (the "Board") have tendered resignations as members of the Board to be effective as of the Merger Time. Company has appointed, and Parent hereby consents to the appointment of, Michael T. Cullen, Thomas X. Neenan, Paul W. Schaffer, and D. Robert Schemel to serve as new Board members as of the Merger Time.

(b) As of the Merger Time, the officers of Company immediately prior to the Merger Time will become the sole officers of Parent, each to hold office until their respective successors are duly appointed or such Persons are removed from office in accordance with applicable law and the articles of incorporation and bylaws of Parent. All officers of Parent immediately prior to the Merger Time will resign or be terminated, effective as of the Merger Time.

5.13 Disposition of Business. As soon as is practicable after the Closing, Parent intends to, but shall not be obligated to, sell to "Sampleminded Inc." all of its ownership interest in Parent Subsidiary.

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ARTICLE 6

CONDITIONS

6.1 Conditions to Obligations of Each Party. The respective obligations of each party to effect the transactions contemplated hereby are subject to the fulfillment or waiver at or prior to the Merger Time of the conditions set forth in the paragraphs below:

(a) There shall have been no law, statute, rule or regulation, domestic or foreign, enacted or promulgated which would prohibit or make illegal the consummation of the transactions contemplated hereby.

(b) This Agreement and all of the transactions contemplated hereby shall have been, and shall at the Merger Time remain, duly authorized by the Boards of Directors of Company, Parent and Merger Subsidiary. Further, the Merger and this Agreement shall have been approved by Parent, as the sole stockholder of Merger Subsidiary, and by the approval of the stockholders of Company as required under the DGCL.

(c) There shall not be threatened, instituted or pending any action or proceeding before any court or governmental authority or agency: (i) challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated hereby or seeking to obtain material damages in connection with such transactions; (ii) seeking to prohibit direct or indirect ownership or operation by Parent or Merger Subsidiary of all or a material portion of the business or assets of Company, or to compel Parent or Merger Subsidiary or any of their respective subsidiaries or Company to dispose of or to hold separately all or a material portion of the business or assets of Parent or Merger Subsidiary or of Company, as a result of the transactions contemplated hereby; (iii) seeking to invalidate or render unenforceable any material provision of this Agreement or any of the other agreements attached as exhibits hereto or contemplated hereby, or (iv) otherwise relating to and materially adversely affecting the transactions contemplated hereby.

(d) There shall not be any action taken, or any statute, rule, regulation, judgment, order or injunction proposed, enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated hereby, by any federal, state or other court, government or governmental authority or agency, that would reasonably be expected to result, directly or indirectly, in any of the consequences referred to in Section 6.1(c).

(e) There shall not have occurred any general suspension of quotation on the over-the-counter markets or trading on any national exchange, or any general bank moratorium or closing or any war, national emergency or other event affecting the economy or securities trading markets generally that would make completion of the Merger impractical, as determined in the reasonable discretion of Company.

(f) There shall be available a good faith claim for exemptions from the registration requirements of the Securities Act and all applicable blue sky laws for the offer and issuance of the Merger Consideration.

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6.2 Additional Conditions to Obligations of Parent and Merger Subsidiary. The obligations of Parent and Merger Subsidiary to effect the transactions contemplated hereby in accordance with the terms of this Agreement are also subject to the fulfillment or waiver of the conditions set forth in the paragraphs below:

(a) Since the Effective Date, Company shall have continued to conduct its operations in accordance with the provisions of Section 4.2.

(b) The representations of Company contained in this Agreement shall be accurate as of the Effective Date and as of the Merger Time, in all respects (in the case of any representation containing any materiality qualification) or in all material respects (in the case of any representation without any materiality qualification). Company shall in all material respects have performed each obligation and agreement and complied with each covenant to be performed and complied with by it hereunder at or prior to the Merger Time.

(c) Company has obtained all consents and approvals necessary to consummate the transactions contemplated by this Agreement in order that the transactions contemplated herein shall not constitute a breach or violation of, or result in a right of termination or acceleration of, or creation of any encumbrance on any of Company"s assets pursuant to the provisions of, any agreement, arrangement or undertaking of or affecting Company or any license, franchise or permit of or affecting Company; including, but not limited to, waivers by each of the holders of those certain 5% Convertible Promissory Notes held by such holders in Company.

(d) Company shall have furnished to Parent a certificate of the Chief Executive Officer and the Chief Financial Officer of Company, dated as of the Closing Date, in which such officers shall certify that, to their best Knowledge, the conditions set forth in Sections 6.2(a), (c) and (d) have been fulfilled.

(e) Company shall have furnished to Parent (i) copies of the resolutions of the Board of Directors of Company approving this Agreement, the Certificate of Merger and the transactions contemplated hereby, (ii) a copy of Company"s Certificate of Incorporation, certified by the Secretary of State of Delaware, (iii) an incumbency certificate dated as of the Closing Date executed on behalf of Company by its corporate secretary certifying the signature and office of each officer of Company executing this Agreement, the Certificate of Merger or any other agreement, certificate or other instrument executed pursuant hereto by Company and (iv) a certificate dated as of the Closing Date executed on behalf of Company by its corporate secretary or one of its assistant corporate secretaries certifying to Parent that the aforementioned copies are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, and certifying that the certified copy of Company"s certificate of incorporation is true, correct and complete as received from such governmental office.

(f) This Agreement and the Merger shall have been approved by the stockholders of Company as required under the DGCL. Stockholders of Company holding no more than three percent (3%) of the total number of issued and outstanding shares of Company Common Stock shall have properly exercised their appraisal right under the DGCL.

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6.3 Additional Conditions to Obligations of Company. The obligations of Company to effect the transactions contemplated hereby in accordance with the terms of this Agreement are also subject to the fulfillment or waiver of the conditions set forth in the paragraphs below:

(a) Since the date of this Agreement, Parent shall have continued to conduct its operations in accordance with the provisions of Section 4.1.

(b) The representations of Parent and Merger Subsidiary contained in this Agreement shall be accurate as of the Effective Date and as of the Merger Time, in all respects (in the case of any representation containing any materiality qualification) or in all material respects (in the case of any representation without any materiality qualification). Parent and Merger Subsidiary, respectively, shall in all material respects have performed each obligation and agreement and complied with each covenant to be performed and complied with by it hereunder at or prior to the Merger Time.

(c) Parent and Merger Subsidiary have obtained all consents and approvals necessary to consummate the transactions contemplated by this Agreement in order that the transactions contemplated herein shall not constitute a breach or violation of, or result in a right of termination or acceleration of, or creation of any encumbrance on any of Parent"s or Merger Subsidiary"s assets pursuant to the provisions of, any agreement, arrangement or undertaking of or affecting Parent or any license, franchise or permit of or affecting Parent; including, but not limited to, the consent of the Clift Building, L.C. in connection with the assignment by Parent to Parent Subsidiary of that certain office lease by and between the Clift Building, L.C. and Parent, dated May 16, 2014.

(d) Neither Parent nor Merger Subsidiary shall have any obligations or liabilities other than those obligations or liabilities required by law or specifically contemplated by this Agreement and represented to Company in Article 3.

(e) Parent will have satisfied all of Parent"s payment obligations identified on Schedule 3.7.

(f) There shall not have occurred any suspension of the obligation of Parent to file reports and disclosure documentation with the SEC.

(g) There shall not have been any comment or other communication from the SEC to Parent or any of its affiliates or representatives indicating that Parent has been, is or may be, whether as a result of any of the transactions contemplated by this Agreement or otherwise, a "shell company" for any duration of time.

(h) Parent shall have furnished to Company a certificate of the Chief Executive Officer and the Chief Financial Officer of Parent, dated as of the Closing Date, in which such officers shall certify that, to their best Knowledge, the conditions set forth in Sections 6.3(a), (b), (c), (d) and (e) have been fulfilled.

(i) Parent shall have furnished to Company (i) copies of the resolutions of the Parent Board of Directors approving this Agreement and the Certificate of Merger, the appointment of the directors to serve on Parent"s Board of Directors as of and after the Merger Time, and the transactions contemplated hereby, (ii) a copy of the Certificate of Incorporation of Parent, certified by the Secretary of State of Delaware, and one or more certificates from the Secretary of State of Delaware evidencing the good standing of Parent in such jurisdiction, (iii) an incumbency certificate dated as of the Closing Date executed on behalf of Parent by its corporate secretary certifying the signature and office of each officer of Parent executing this Agreement, the Certificate of Merger or any other agreement, certificate or other instrument executed pursuant hereto by Parent and (iv) a certificate of the corporate secretary of Parent dated as of the Closing Date certifying to Company that copies of the aforementioned resolutions referred to in clause (i) above are true, correct and complete copies of such resolutions and that such resolutions were duly adopted and have not been amended or rescinded, and certifying that the certificates furnished pursuant to clause (ii) above are true, correct and complete as received from such governmental offices.

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(j) Company shall have received a reasonably acceptable legal opinion from Brunson Chandler & Jones, PLLC, as counsel to Parent, which opinion may be based on customary reliance and subject to customary qualifications, to the effect that, among other matters, (i) the issuance of the Merger Consideration is exempt from the registration requirements of the Securities Act, (ii) Parent"s outstanding equity securities are duly authorized and validly issued, and (iii) Parent is not, and as of immediately prior to the Closing will not be, a "shell company" as defined in Section 12b-2 of the Exchange Act.

(k) At the Closing, Parent will have no liabilities of any nature other than the Permitted Liabilities listed on Schedule 3.10(c).

(l) At the Closing, Parent will have available Cash at Closing.

(m) As of the Closing Date, Parent and certain of the Persons serving as agents, officers, directors and stockholders of Parent prior to the Merger Time will have entered into the Indemnification Agreement, indemnifying and holding harmless Parent against all losses sustained by it in connection with any claim, action, suit, Proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to any act or omission of Parent prior to the Merger Time, as further set forth in the Indemnification Agreement.

(n) Company shall have received assurance from Parent, satisfactory to Company, (i) that the number of outstanding shares of capital stock of Parent immediately prior to the Merger Time is not greater than 1,450,322 shares of Parent Common Stock and zero (0) shares of preferred stock of Parent, par value $0.001 per share, (ii) that none of Parent"s outstanding preferred stock or stock options have been converted or exercised after the Effective Date and (iii) that all of Parent"s outstanding preferred stock or options have been terminated prior to the Merger Time.

(o) This Agreement and the Merger shall have been approved by the stockholders of Parent. Stockholders of Parent holding no more than three percent (3%) of the total number of issued and outstanding shares of Parent Common Stock shall have properly exercised their appraisal right under the URBCA.

(p) Company shall have received resignations from all of the members of the Parent Board, to be effective as of the Merger Time.

(q) Company shall have received the Lock-up Agreements.

(r) The outstanding indebtedness of Parent shall be equal to or less than $555,271.75, all of which is represented by the promissory notes identified on Schedule 6.3(r) (collectively the "Carryover Notes").

(s) Parent shall have re-incorporated in the State of Delaware with a Certificate of Incorporation and Bylaws substantially in the form of Exhibits C and D, respectively.

(t) Parent Subsidiary shall have assumed all of Parent"s liabilities other than any obligations arising under this Agreement and the Indemnification Agreement and the Carryover Notes. As of the Effective Date, substantially all of the assets and liabilities of Parent, other than the Cash at Closing and Carryover Notes, are held directly by Parent Subsidiary.

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ARTICLE 7

TERMINATION

7.1 Termination. This Agreement may be terminated prior to the Merger Time:

(a) by mutual consent of Company and Parent, if the Board of Directors of each so determines by vote of a majority of the members of its entire board;

(b) by Parent, if Company shall have breached any of its representations or failed to perform any of its covenants herein, which breach or failure to perform (i) causes the condition set forth in Section 6.2(b) not to be satisfied, and (ii) is incapable of being cured or has not been cured within 10 business days after the giving of written notice of such breach or failure to perform; provided, however, that Parent may only terminate this Agreement pursuant this Section 7.1(b) if the subject breach or failure to perform would be reasonably likely to have a Material Adverse Effect on Parent and the Surviving Company taken as a whole;

(c) by Company, if Parent or Merger Subsidiary shall have breached any of their representations or failed to perform any of their covenants herein, which breach or failure to perform (i) causes the condition set forth in Section 6.3(b) not to be satisfied, and (ii) is incapable of being cured or has not been cured within 10 business days after the giving of written notice of such breach or failure to perform; provided, however, that Company may only terminate this Agreement pursuant this Section 7.1(c) if the subject breach or failure to perform would be reasonably likely to have a Material Adverse Effect on Company and the Surviving Company taken as a whole;

(d) by either Company or Parent if the Merger Time has not occurred on or before December 31, 2015, or such later date as Company and Parent may mutually agree (unless the failure to consummate the Merger by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement in breach of such party"s obligations under this Agreement).

Any party desiring to terminate this Agreement shall give prior written notice of such termination and the reasons therefor to the other parties.

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ARTICLE 8

GENERAL PROVISIONS

8.1 Notices. All notices and other communications hereunder shall be in writing and shall be sufficiently given if made by hand delivery, fax, overnight delivery service, or registered or certified mail (postage prepaid and return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by it by like notice):

If to Parent (post-Merger)
or to Company:	c/o Michael T. Cullen, President Sun BioPharma, Inc. 5700 SW 34th Street Suite 105 Gainesville, FL 32608 Facsimile: (352) 528- 6970 mcullen@sunbiopharma.com

with copies that shall not constitute notice to:	Faegre Baker Daniels LLP c/o W. Morgan Burns 2200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402- 3901 Facsimile: (612) 766- 1600 morgan.burns@FaegreBD.com

If to Parent or Merger Subsidiary (pre-Merger):	c/o David Fuhrman, CEO 10 West Broadway Suite 700 Salt Lake City, UT 84101 Facsimile: (801) 532- 3081 davef@cimsoft.com

with copies that shall not constitute notice to:	Brunson Chandler & Jones, PLLC c/o Lance Brunson Walker Center 175 S Main Street, 15th Floor Salt Lake City, UT 84111 Facsimile: (801) 355- 5005 lance@bcjlaw.com

All such notices and other communications shall be deemed to have been duly given as follows: when delivered by hand, if personally delivered, when received; if delivered by registered or certified mail (postage prepaid and return receipt requested), when receipt acknowledged; if faxed, on the day of transmission or, if that day is not a business day, on the next business day; and the next day delivery after being timely delivered to a recognized overnight delivery service.

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8.2 No Survival. The representations and warranties contained in this Agreement and in any instrument delivered pursuant to this Agreement will survive the Closing for a period of one (1) year. The covenants or agreements contained in Article 1 and any other covenants or agreements contained in this Agreement requiring performance or compliance after the Merger Time shall survive the Merger Time indefinitely.

8.3 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. References to Sections, Articles, Exhibits or Schedules refer to Sections of, Articles of, Exhibit to, or Schedule to, this Agreement unless otherwise stated. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," and words of like import, unless the context requires otherwise, refer to this Agreement (including the Exhibits and Schedules hereto). As used in this Agreement, the masculine, feminine and neuter genders shall be deemed to include the others if the context requires.

8.4 Severability. If any term of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced, then all other terms of this Agreement will nevertheless remain in full force and effect, and such term automatically will be amended so that it is valid, legal and enforceable to the maximum extent permitted by applicable law, but as close to the parties" original intent as is permissible.

8.5 Entire Agreement; Amendment; Waiver. This Agreement, including the Schedules, constitutes the entire Agreement between the parties pertaining to the subject matter herein and supersedes any prior representations, warranties, covenants, agreements and understandings of the parties regarding such subject matter. No supplement, modification or amendment hereof will be binding unless expressed as such and executed in writing by each party. No waiver of any term hereof will be binding unless expressed as such in a document executed by the party making such waiver. No waiver of any term hereof will be a waiver of any other term hereof, whether or not similar, nor will any such waiver be a continuing waiver beyond its stated terms. Failure to enforce strict compliance with any term hereof will not be a waiver of, or estoppel with respect to, any existing or subsequent failure to comply.

8.6 Counterparts; Delivery. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. In addition, executed counterparts may be delivered by means of facsimile or other electronic transmission; and signatures so delivered shall be fully and validly binding to the same extent as the delivery of original signatures.

8.7 Third-Party Beneficiaries. Except as provided in the next following sentence, each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto; provided, however, that in the event that the Merger is consummated, those Persons who shall have been holders of Company Common Stock at the Merger Time shall be third-party beneficiaries under the provisions of this Agreement giving them the right to the Merger Consideration as specified herein.

8.8 Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such state.

8.9 Jurisdiction; Service of Process. Any Proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement must be brought against any of the parties in the courts of the State of Minnesota, Hennepin County, and each of the parties consents to the jurisdiction of those courts (and of the appropriate appellate courts) in any such Proceeding and waives any objection to venue laid therein. Process in any such Proceeding may be served by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 8.1. Nothing in this Section 8.9, however, affects the right of any party to serve legal process in any other manner permitted by law.

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ARTICLE 9

CERTAIN DEFINITIONS

"2011 Plan" has the meaning ascribed thereto in Section 1.2 (b).

"Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such Person. For purposes of this definition, "control," "controlled by" and "under common control with," as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" has the meaning ascribed thereto in the preamble to this Agreement.

"Ancillary Document" means, with respect to a Person, any document delivered by or on behalf of such Person in connection with the execution and delivery of this Agreement and the Closing, pursuant to this Agreement (but does not include this Agreement).

"Board" has the meaning ascribed thereto in Section 5.12(a).

"Book Entry" means uncertificated shares of stock represented by book entry in applicable entity"s records.

"Carryover Notes" has the meaning ascribed thereto in Section 6.3 (r).

"Cash at Closing" means an amount in cash or cash equivalents equal to or exceeding the total liabilities of Parent, on a consolidated basis, including the assets and liabilities of all subsidiaries, except with regard to the Carryover Notes, immediately preceding the Merger.

"Closing" has the meaning ascribed thereto in Section 1.1(d).

"Closing Date" has the meaning ascribed thereto in Section 1.1 (d).

"Code" has the meaning ascribed thereto in the background of this Agreement.

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"Company" has the meaning ascribed thereto in the preamble to this Agreement.

"Company Common Stock" means the common stock, par value $0.001 per share, of Company.

"Company Financial Statements" has the meaning ascribed thereto in Section 2.10.

"Company Insiders" has the meaning ascribed thereto in Section 2.8.

"Company Tax Returns" has the meaning ascribed thereto in Section 2.6(a).

"Convertible Promissory Notes" has the meaning ascribed thereto in Section 1.2(d).

"DGCL" has the meaning ascribed thereto in the background of this Agreement.

"Dissenting Shares" has the meaning ascribed thereto in Section 1.5.

"Effective Date" means the date first set forth in the preamble to this Agreement.

"Environmental Claim" means any written notice by a Governmental Authority alleging potential liability (including potential liability for investigatory cost, cleanup cost, governmental response cost, natural resources damage, property damage, personal injury or penalty) arising out of or resulting from (a) the presence, or release into the environment, of any material or form of energy at any location, whether or not owned by any Acquired Company or (b) any violation, or alleged violation, of any Environmental Law.

"Environmental Law" means any and all federal, state, local and foreign laws, common laws, statutes, ordinances, rules, regulations or other legal requirement relating to (i) the protection of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface or subsurface land) or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, release or disposal of, Hazardous Materials.

"Environmental Permit" means, with respect to any of the parties hereto, any permit, license, certificate, approval or authorization issued by a Governmental Authority that is required for the operation of such party"s business or the holding of any of its material assets or properties.

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"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"GAAP" means generally accepted United States accounting principles as have been consistently applied by the respective corporation.

"Governmental Authority" means any federal, state, municipal, foreign or other government, governmental department, commission, board, bureau, agency or instrumentality, or any private or public court or tribunal, whether domestic or foreign.

"Hazardous Materials" means any pollutant, contaminant, hazardous substance, hazardous waste or petroleum or fraction thereof, and any other chemical, waste, substance or material listed in or regulated by or identified in any Environmental Law.

"Indemnification Agreement" means that certain Indemnification Agreement by and between Parent and David Fuhrman, Rob Sargent and Steven Fuhrman, dated as of the Closing Date, substantially in the form of Exhibit G hereto.

"Initial Parent Stockholders" means each Person who held Parent Common Stock immediately before the Merger Time.

"Knowledge" means (a) an individual will have "Knowledge" of a particular fact or other matter if such individual is actually consciously aware of such fact or matter; and (b) a Person, other than an individual, will have "Knowledge" of a particular fact or other matter if any individual who is serving as a director or officer (or similar executive) of such Person currently has Knowledge, as stated in clause (a), of such fact or other matter

"Latest Parent Balance Sheet" has the meaning ascribed thereto in Section 3.11.

"Latest Company Balance Sheet" has the meaning ascribed thereto in Section 2.11.

"Liens" has the meaning ascribed thereto in Section 2.3(a).

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"Lock-up Agreements" means those certain Lock-up Agreements in form and substance acceptable to Company from all Parent Insiders and any holders of greater than five percent (5%) of the outstanding Parent Common Stock.

"Material Adverse Effect" means, with respect to any entity, a material adverse effect on the business, operations, results of operations or financial condition of such entity taken as a whole, but shall exclude any effect resulting from or relating to (i) general economic conditions or general effects on the industries in which such entity operates, (ii) acts of terrorism or war (whether or not threatened, pending or declared), or (iii) the public announcement of this Agreement or the transactions contemplated hereby.

"Merger Time" has the meaning ascribed thereto in Section 1.1 (d).

"Merger Consideration" means (i) the shares of Parent Common Stock issuable in connection with the Merger to the holders of Company Common Stock pursuant to Section 1.2(a), (ii) the Replacement Options to be issued to holders of Options pursuant to Section 1.2(b), (iii) the Replacement Warrants to be issued to holders of Warrants pursuant to Section 1.2(c) and (iv) the Replacement Convertible Promissory Notes to be issued to holders of Convertible Promissory Notes pursuant to Section 1.2(d).

"Merger" has the meaning ascribed thereto in the background of this Agreement.

"Merger Subsidiary" has the meaning ascribed thereto in the preamble to this Agreement.

"Options" has the meaning ascribed thereto in Section 1.2(b).

"Parent" has the meaning ascribed thereto in the preamble to this Agreement.

"Parent Balance Sheet" has the meaning ascribed thereto in Section 3.10(c).

"Parent Common Stock" means the common stock, par value $0.001 per share, of Parent.

"Parent Contracts" has the meaning ascribed thereto in Section 3.7(a).

"Parent Insiders" has the meaning ascribed thereto in Section 3.8.

"Parent Tax Returns" has the meaning ascribed thereto in Section 3.6(a).

"Parent SEC Filings" has the meaning ascribed thereto in Section 3.10 (b).

"Parent Subsidiary" shall mean Cimarron Medical Software, Inc., a Utah Corporation.

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"Permitted Liabilities" has the meaning ascribed thereto in Section 3.10(c).

"Person" means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company or partnership, joint venture, estate, trust, proprietorship, association, organization, labor union or Governmental Authority.

"Proceeding" means any action, arbitration, audit, claim, demand, grievance, complaint, hearing, inquiry, investigation, litigation, proceeding or suit (whether civil, criminal or administrative), in each case that is commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or arbitrator.

"Replacement Convertible Promissory Notes" has the meaning ascribed thereto in Section 1.2(d).

"Replacement Options" has the meaning ascribed thereto in Section 1.2 (b).

"Replacement Warrants" has the meaning ascribed thereto in Section 1.2 (c).

"Required Company Stockholder Approval" has the meaning ascribed thereto in Section 2.2(a).

"SEC" means the United States Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended.

"Surviving Company" has the meaning ascribed thereto in Article 1.

"Tax" (and with the corresponding meaning "Taxes" and "Taxable") means (a) any net income, alternative or add-on minimum, gross income, gross receipts, sales, use, transfer, value added, ad valorem, franchise, capital stock, profits, license, withholding, payroll, employment, social security, unemployment, disability, workers" compensation, employment-related insurance, excise, environmental, severance, stamp, occupation, premium, real property, personal property, or windfall profit tax, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest and any penalty, addition to tax or additional amount, imposed by any Governmental Authority, whether disputed or not; and (b) any liability for the payment of any amount of the type described in clause (a) as a result of an entity being a member of a consolidated, affiliated, combined or unitary group.

"Tax Affiliate" shall include each of the following entities, which collectively, shall be "Tax Affiliates:" (A) a party to this Agreement; (B) each of its subsidiaries and other Affiliates (if any); (C) each other member of any consolidated, affiliated, combined or unitary group of which such party or any such Affiliate is or was a member for purposes of any Taxes.

"Tax Returns" (and with corresponding meaning "Tax Return") shall include all returns, claims for refund, declarations, reports, estimates, elections and information returns and statements (including any attached schedules and any amendments thereto) required to be filed or sent by or relating to a party to this Agreement or any of its Tax Affiliates and relating to any Taxes with respect to any income, properties or operations of such party or any of such Tax Affiliates.

"Tax Authority" shall mean the U.S. Internal Revenue Service and any other federal, state, local or foreign Governmental Authority responsible for the administration of any Tax.

"URBCA" shall mean the Utah Revised Business Corporation Act.

"Warrants" has the meaning ascribed thereto in Section 1.2(c).

[Signatures on Following Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers on the date first written above.

SUN BIOPHARMA, INC.

By:	/s/ Michael T. Cullen
Name:	Michael T. Cullen
Its:	President and Chairman

CIMARRON MEDICAL, INC.

By:	/s/ David Fuhrman
Name:	David Fuhrman
Its:	Chief Executive Officer

SB ACQUISITION CORPORATION

By:	/s/ David Fuhrman
Name:	David Fuhrman
Its:	President & Director

37

EXHIBIT A

AMENDED & RESTATED

CERTIFICATE OF INCORPORATION

OF

SUN BIOPHARMA RESEARCH, INC.

Sun BioPharma Research, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.  The name of the corporation is Sun BioPharma Research, Inc. (the "Corporation"). The original Certificate of Incorporation was filed on September 21, 2011, with the Delaware Secretary of State (the "Certificate of Incorporation").

2.  This Amended and Restated Certificate of Incorporation restates and amends in its entirety the Certificate of Incorporation of the Corporation.

3.  This Amended and Restated Certificate of Incorporation was duly adopted by the directors of the Corporation in the manner and by the vote prescribed by the Certificate of Incorporation and by Sections 241 and 245 of the General Corporation Law of the State of Delaware.

4.  The text of the Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated in its entirety to read as follows:

ARTICLE I

Name

The name of the Corporation is Sun BioPharma Research, Inc.

ARTICLE II

Purpose

The purpose of this Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

1

ARTICLE III

Registered Office and Agent

The address of the Corporation"s registered office in the State of Delaware is 615 South DuPont Highway, City of Dover, County of Kent, Delaware 19901.  The name of its registered agent at such address is Capitol Services, Inc.

ARTICLE IV

Capital

The total number of shares of capital stock which the Corporation shall have authority to issue is Twenty Five Million (25,000,000) shares consisting of Five Million (5,000,000) shares of preferred stock and Twenty Million (20,000,000) shares of common stock, each share having a par value of $0.001. The number of authorized shares of common stock and preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by an affirmative vote of the holders of a majority of the outstanding stock of the Corporation, voting together as a single class on an as converted to common stock basis, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware or any similar provision hereinafter enacted.

The preferred stock shall be issuable from time to time by the Board of Directors in one or more series.  The voting rights, if any, designations, powers and preferences, redemption, conversion, liquidation or exchange rights, and such other relative, participating, optional or special rights, limitations or restrictions of the preferred stock shall be such as may be fixed by the Board of Directors, pursuant to the authority so to do which is hereby expressly vested in said Board of Directors, and which are stated and expressed in a resolution or resolutions adopted by the Board of Directors providing for the issuance of preferred stock of such series.

ARTICLE V

Duration

The Corporation is to have perpetual existence.

ARTICLE VI

Management

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is provided that the management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors.  The number of directors which shall constitute the whole Board of Directors shall be fixed by the Board of Directors in the manner provided in the Bylaws, subject to any restrictions which may be set forth in this Certificate of Incorporation.

2

Limitation of Personal Liability of Directors

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director"s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.  If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.  Any repeal or modification of this paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE VII
Indemnification

The Corporation shall, to the fullest extent permitted by the General Corporation Law of the State of Delaware (including, without limitation, Section 145 thereof), as amended from time to time, indemnify any officer or director whom it shall have power to indemnify from and against any and all of the expenses, liabilities or other losses of any nature.  The indemnification provided in this Article VIII shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity, while holding such office, and shall continue as to a person who has ceased to be an officer or director and shall inure to the benefit of the heirs, executors and administrators of such a person.  Any amendment, repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection of any director, officer or other agent of the Corporation existing at the time of such amendment, repeal or modification.

ARTICLE VIII

Bylaws

The Board of Directors of the Corporation is authorized from time to time in its discretion to adopt or amend or repeal the bylaws of the Corporation, except as such power may be restricted or limited by the General Corporation Law of the State of Delaware.  Election of directors need not be by written ballot.

[Signature Page Follows]

3

IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of ______, 2015.

SUN BIOPHARMA RESEARCH, INC.

By:
Michael T. Cullen
President and Chairman

[Signature Page to Amended & Restated Certificate of Incorporation]

4

EXHIBIT B

AMENDED & RESTATED

BYLAWS

OF

SUN BIOPHARMA RESEARCH, INC.

Dated: ________, 2015

1

TABLE OF CONTENTS

(Continued)

2

AMENDED & RESTATED

BYLAWS

OF

SUN BIOPHARMA RESEARCH, INC.

ARTICLE I.

OFFICES

Section 1.1. Principal Office.  The principal office of the Corporation shall be at 5700 SW 34th Street, Suite 105, Gainesville, FL 32608 or in such other location as the Board of Directors may, from time to time, determine.

Section 1.2. Registered Office.  The registered office of the Corporation shall be at 615 South DuPont Highway, City of Dover, County of Kent, Delaware 19901.

Section 1.3. Other Offices.  The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II.

STOCKHOLDER MEETINGS

Section 2.1. Annual Meeting.  The annual meeting of the holders of shares of each class or series of stock as are entitled to notice thereof and to vote thereat pursuant to applicable law and the Corporation's Certificate of Incorporation for the purpose of electing directors and transacting such other proper business as may come before it shall be held in each year, at such time, on such day and at such place, within or without the State of Delaware, as may be designated by the Board of Directors.

Section 2.2. Special Meetings.  In addition to such special meetings as are provided by law or the Corporation's Certificate of Incorporation, special meetings of the holders of any class or series or of all classes or series of the Corporation's stock for any purpose or purposes, may be called at any time by the Board of Directors and may be held on such day, at such time and at such place, within or without the State of Delaware, as shall be designated by the Board of Directors.

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Section 2.3. Notice of Meetings and Adjourned Meetings.  Except as otherwise provided by law, written notice of any meeting of Stockholders (i) shall be given either by personal delivery or by mail to each Stockholder of record entitled to vote thereat, (ii)  shall be in such form as is approved by the Board of Directors, and (iii) shall state the date, place and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Unless otherwise provided by law, such written notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting.  Except when a Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened, presence in person or by proxy of a Stockholder shall constitute a waiver of notice of such meeting.  Further, a written waiver of any notice required by law or by these Bylaws, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Except as otherwise provided by law, the business that may be transacted at any such meeting shall be limited to and consist of the purpose or purposes stated in such notice.  If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken;  provided, however, that if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

Section 2.4. Voting List.  The officer or agent having charge of the stock transfer books for shares of the Corporation shall keep a complete list of Stockholders entitled to vote at meetings or any adjournments thereof, arranged in alphabetical order, in accordance with applicable law and shall make same available prior to and during each Stockholders' meeting for inspection by the Corporation's Stockholders as required by law.  The Corporation's original stock transfer books shall be prima facie evidence as to who are the Stockholders entitled to examine such list or transfer books or to vote at any meeting of Stockholders.

Section 2.5. Quorum.  Except as otherwise provided by law or by the Corporation's Certificate of Incorporation, the holders of a majority of the Corporation's stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, without regard to class or series, shall constitute a quorum at all meetings of the Stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the Stockholders, the holders of a majority of such shares of stock, present in person or represented by proxy, may adjourn any meeting from time to time without notice other than announcement at the meeting, except as otherwise required by these Bylaws, until a quorum shall be present or represented.  At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called.

Section 2.6. Organization.  Meetings of the Stockholders shall be presided over by the Chairman of the Board of Directors, if one shall be elected, or in his absence, by the President, or, in the absence of any of such officers, by a chairman to be chosen by a majority of the Stockholders entitled to vote at the meeting who are present in person or by proxy.  The Secretary, or, in his absence, any Assistant Secretary or any person appointed by the individual presiding over the meeting, shall act as secretary at meetings of the Stockholders.

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Section 2.7. Voting.  Each Stockholder of record, as determined pursuant to Section 2.8, who is entitled to vote in accordance with the terms of the Corporation's Certificate of Incorporation and in accordance with the provisions of these Bylaws, shall be entitled to one vote, in person or by proxy, for each share of stock registered in his name on the books of the Corporation.  Every Stockholder entitled to vote at any Stockholders' meeting may authorize another person or persons to act for him by proxy pursuant to Section 2.11, provided that no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A Stockholder's attendance at any meeting shall not have the effect of revoking a previously granted proxy unless such Stockholder shall in writing so notify the Secretary of the meeting prior to the voting of the proxy. Unless otherwise provided by law, no vote on the election of directors or any question brought before the meeting need be by ballot unless the chairman of the meeting shall determine that it shall be by ballot or the holders of a majority of the shares of stock present in person or by proxy and entitled to participate in such vote shall so demand.  In a vote by ballot, each ballot shall state the number of shares voted and the name of the Stockholder or proxy voting.  Except as otherwise provided by law, by the Corporation's Certificate of Incorporation or these Bylaws, all elections of directors and all other matters before the Stockholders shall be decided by the vote of the holders of a majority of the shares of stock present in person or by proxy at the meeting and entitled to vote in the election or on the question.  In the election of directors, votes may not be cumulated.

Section 2.8. Stockholders Entitled to Vote.  The Board of Directors may fix a date not more than sixty (60) days nor less than ten (10) days prior to the date of any meeting of Stockholders, or, in the case of corporate action by written consent in accordance with the terms of Section 2.10, not more than sixty (60) days prior to such action, as a record date for the determination of the Stockholders entitled to notice of and to vote at such meeting and any adjournment thereof, or to act by written consent, and in such case such Stockholders and only such Stockholders as shall be Stockholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting and any adjournment thereof, or to act by written consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after such record date is fixed as aforesaid.

Section 2.9. Order of Business.  The order of business at all meetings of Stockholders shall be as determined by the chairman of the meeting or as is otherwise determined by the vote of the holders of a majority of the shares of stock present in person or by proxy and entitled to vote without regard to class or series at the meeting.

Section 2.10. Action by Written Consent.  Unless otherwise provided by law or the Corporation's Certificate of Incorporation, any action required or permitted to be taken by the Stockholders of the Corporation may be taken without prior notice and an actual meeting if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Except as provided above, no action shall be taken by the Stockholders by written consent.  Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing.

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Section 2.11. Authorization of Proxies.  Without limiting the manner in which a Stockholder may authorize another person or persons to act for him as proxy, the following are valid means of granting such authority.  A Stockholder may execute a writing authorizing another person or persons to act for him as proxy.  Execution may be accomplished by the Stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.  A Stockholder may also authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the Stockholder.  If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.  Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 2.12. Inspectors and Voting Procedures.

(a) The Corporation shall, in advance of any meeting of Stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof.  The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is able to act at a meeting of Stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

(b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.  The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

(c) The date and time of the opening and closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be announced at the meeting.  No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a Stockholder shall determine otherwise.

(d) In determining the validity and counting of proxies and ballots, the inspectors may examine and consider such records or factors as allowed by the General Corporation Law of the State of Delaware.

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ARTICLE III.

DIRECTORS

Section 3.1. Management.  The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all powers of the Corporation and do all lawful acts and things as are not by law, by the Corporation's Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the Stockholders.

Section 3.2. Number and Term.  The number of directors may be fixed from time to time by resolution of the Board of Directors adopted by the affirmative vote of a majority of the members of the entire Board of Directors, but shall consist of not less than one (1) member who shall be elected annually by the Stockholders except as provided in Section 3.4.  Directors need not be Stockholders.  No decrease in the number of directors shall have the effect of shortening the term of office of any incumbent director.

Section 3.3. Quorum and Manner of Action.  At all meetings of the Board of Directors a majority of the total number of directors holding office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law, by the Corporation's Certificate of Incorporation or these Bylaws.  When the Board of Directors consists of one director, the one director shall constitute a majority and a quorum.  If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at such adjourned meeting.  Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 3.4. Vacancies.  Except as otherwise provided by law or the Corporation's Certificate of Incorporation, in the case of any increase in the authorized number of directors or of any vacancy in the Board of Directors, however created, the additional director or directors may be elected, or, as the case may be, the vacancy or vacancies may be filled by majority vote of the directors remaining on the whole Board of Directors although less than a quorum, or by a sole remaining director.  In the event one or more directors shall resign, effective at a future date, such vacancy or vacancies shall be filled by a majority of the directors who will remain on the whole Board of Directors, although less than a quorum, or by a sole remaining director.  Any director elected or chosen as provided herein shall serve until the sooner of:  (i) the unexpired term of the directorship to which he is appointed; (ii) until his successor is elected and qualified; or (iii) until his earlier resignation or removal.

Section 3.5. Resignations.  A director may resign at any time upon written notice of resignation to the Corporation.  Any resignation shall be effective immediately unless a certain effective date is specified therein, in which event it will be effective upon such date and acceptance of any resignation shall not be necessary to make it effective.

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Section 3.6. Removals.  Any director or the entire Board of Directors may be removed, with or without cause, and another person or persons may be elected to serve for the remainder of his or their term by the holders of a majority of the shares of the Corporation entitled to vote in the election of directors.  In case any vacancy so created shall not be filled by the Stockholders at such meeting, such vacancy may be filled by the directors as provided in Section 3.4.

Section 3.7. Annual Meetings.  The annual meeting of the Board of Directors shall be held, if a quorum be present, immediately following each annual meeting of the Stockholders at the place such meeting of Stockholders took place, for the purpose of organization and transaction of any other business that might be transacted at a regular meeting thereof, and no notice of such meeting shall be necessary.  If a quorum is not present, such annual meeting may be held at any other time or place that may be specified in a notice given in the manner provided in Section 3.9 for special meetings of the Board of Directors or in a waiver of notice thereof.

Section 3.8. Regular Meetings.  Regular meetings of the Board of Directors may be held without notice at such places and times as shall be determined from time to time by resolution of the Board of Directors.  Except as otherwise provided by law, any business may be transacted at any regular meeting of the Board of Directors.

Section 3.9. Special Meetings.  Special meetings of the Board of Directors may be called by the President, or by the Secretary on the written request of one- third (1/3) of the members of the whole Board of Directors stating the purpose or purposes of such meeting.  Notices of special meetings, if mailed, shall be mailed to each director not later than two (2) days before the day the meeting is to be held or if otherwise given in the manner permitted by these Bylaws, not later than the day before such meeting.  Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in any notice or written waiver of notice unless so required by the Corporation's Certificate of Incorporation or by these Bylaws.  Any and all business may be transacted at a special meeting, unless limited by law, the Corporation's Certificate of Incorporation or by these Bylaws.

Section 3.10. Organization of Meetings.  At any meeting of the Board of Directors, business shall be transacted in such order and manner as such Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present at any meeting at which there is a quorum, except as otherwise provided by these Bylaws or required by law.

Section 3.11. Place of Meetings.  The Board of Directors may hold their meetings and have one or more offices, and keep the books of the Corporation, outside the State of Delaware, at any office or offices of the Corporation, or at any other place as they may from time to time by resolution determine.

Section 3.12. Compensation of Directors.  Directors shall not receive any stated salary for their services as directors, but by resolution of the Board of Directors a fixed honorarium or fees and expenses, if any, of attendance may be allowed for attendance at each meeting.  Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending such committee meetings.

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Section 3.13. Action by Unanimous Written Consent.  Unless otherwise restricted by law, the Corporation's Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if prior to such action all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.  Such written consent may be an electronic transmission (e-mail) or other written evidence that such person has agreed to the proposed action, even if no signature is attached, so long as the transmission can reasonably be determined to have originated from the Director.

Section 3.14. Participation in Meetings by Telephone.  Unless otherwise restricted by the Corporation's Certificate of Incorporation or these Bylaws, members of the Board of Directors or of any committee thereof may participate in a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.  Participation in a meeting in such manner shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened.

ARTICLE IV.

COMMITTEES OF THE BOARD

Section 4.1. Membership and Authorities.  The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one (1) or more Directors to constitute an Executive Committee and such other committees as the Board of Directors may determine, each of which committees to the extent provided in said resolution or resolutions or in these Bylaws, shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation, except in those cases where the authority of the Board of Directors is specifically denied to the Executive Committee or such other committee or committees by law, the Corporation's Certificate of Incorporation or these Bylaws, and may authorize the seal of the Corporation to be affixed to all papers that may require it.  The designation of an Executive Committee or other committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

Section 4.2. Minutes.  Each committee designated by the Board of Directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

Section 4.3. Vacancies.  The Board of Directors may designate one (1) or more of its members as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee.  If no alternate members have been appointed, the committee member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.  The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to dissolve, any committee.

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Section 4.4. Telephone Meetings.  Members of any committee designated by the Board of Directors may participate in or hold a meeting by use of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.  Participation in a meeting pursuant to this Section 4.4 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

Section 4.5. Action Without Meeting.  Any action required or permitted to be taken at a meeting of any committee designated by the Board of Directors may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the committee and filed with the minutes of the committee proceedings. Such consent shall have the same force and effect as a unanimous vote at a meeting.

ARTICLE V.

OFFICERS

Section 5.1. Number and Title.  The elected officers of the Corporation shall be chosen by the Board of Directors and shall be a President and a Secretary.  The Board of Directors may also choose a Chairman of the Board, who must be a member of the Board of Directors, a Chief Executive Officer, a Treasurer, and one or more Vice Presidents, Assistant Secretaries and/or Assistant Treasurers.  One person may hold any two or more of these offices and any one or more of the Vice Presidents may be designated as an Executive Vice President or Senior Vice President.

Section 5.2. Term of Office; Vacancies.  So far as is practicable, all elected officers shall be elected by the Board of Directors at the annual meeting of the Board of Directors in each year, and except as otherwise provided in this Article V, shall hold office until the next such meeting of the Board of Directors in the subsequent year and until their respective successors are elected and qualified or until their earlier resignation or removal.  All appointed officers shall hold office at the pleasure of the Board of Directors.  If any vacancy shall occur in any office, the Board of Directors may elect or appoint a successor to fill such vacancy for the remainder of the term.

Section 5.3. Removal of Elected Officers.  Any elected officer may be removed at any time, with or without cause, by affirmative vote of a majority of the whole Board of Directors, at any regular meeting or at any special meeting called for such purpose.

Section 5.4. Resignations.  Any officer may resign at any time upon written notice of resignation to the President, Secretary or Board of Directors of the Corporation.  Any resignation shall be effective immediately unless a date certain is specified for it to take effect, in which event it shall be effective upon such date, and acceptance of any resignation shall not be necessary to make it effective, irrespective of whether the resignation is tendered subject to such acceptance.

Section 5.5. The Chairman of the Board.  The Chairman of the Board, if one shall be elected, shall preside at all meetings of the Stockholders and Board of Directors.  In addition, the Chairman of the Board shall perform whatever duties and shall exercise all powers that are given to him by the Board of Directors.

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Section 5.6. The Chief Executive Officer.  The Chief Executive Officer shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control the business and affairs of the corporation.  In the absence of the Chairman of the Board (if one is elected), the Chief Executive Officer shall preside at all meetings of the Board of Directors and of the stockholders.  He may also preside at any such meeting attended by the Chairman if he is so designated by the Chairman.  He shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors.  The Chief Executive Officer shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation.  He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts, or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed.  He shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation and in general he shall perform all other duties normally incident to the office of the Chief Executive Officer and such other duties as may be prescribed by the stockholders, the Board of Directors, or the Executive Committee from time to time.

Section 5.7. President.  The President shall act as chief executive officer in the absence of the Chief Executive Officer, or in the event of his inability or refusal to act, to perform the duties and exercise the powers of the Chief Executive Officer.  The President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation.  The President shall perform such other duties as from time to time may assigned to him by the Chief Executive Officer, the Board of Directors or the Executive Committee.

Section 5.8. Vice Presidents.  The several Vice Presidents shall have such powers and duties as may be assigned to them by these Bylaws and as may from time to time be assigned to them by the Chief Executive Officer, the President or the Board of Directors.

Section 5.9. Secretary.  The Secretary, if available, shall attend all meetings of the Board of Directors and all meetings of the Stockholders and record the proceedings of the meetings in a book to be kept for that purpose and shall perform like duties for any committee of the Board of Directors as shall designate him to serve.  He shall give, or cause to be given, notice of all meetings of the Stockholders and meetings of the Board of Directors and committees thereof and shall perform such other duties incident to the office of secretary or as may be prescribed by the Board of Directors, the Chief Executive Officer or the President, under whose supervision he shall be.  He shall have custody of the corporate seal of the Corporation and he, or any Assistant Secretary, or any other person whom the Board of Directors may designate, shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by his signature or by the signature of any Assistant Secretary or by the signature of such other person so affixing such seal.

Section 5.10. Assistant Secretaries.  Each Assistant Secretary shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be assigned to him by the Board of Directors, the Chief Executive Officer, the President or the Secretary.  The Assistant Secretary or such other person as may be designated by the Chief Executive Officer or President shall exercise the powers of the Secretary during that officer's absence or inability to act.

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Section 5.11. Treasurer.  The Treasurer shall have the custody of and be responsible for the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in the books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.  He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer or President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation and he shall perform all other duties incident to the position of Treasurer, or as may be prescribed by the Board of Directors, the Chief Executive Officer or the President.  If required by the Board of Directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 5.12. Assistant Treasurers.  Each Assistant Treasurer shall have the usual powers and duties pertaining to his office, together with such other powers and duties as may be assigned to him by the Board of Directors, the Chief Executive Officer, the President or the Treasurer. The Assistant Treasurer or such other person designated by the Chief Executive Officer or the President shall exercise the power of the Treasurer during that officer's absence or inability to act.

Section 5.13. Subordinate Officers.  The Board of Directors may (i) appoint such other subordinate officers and agents as it shall deem necessary who shall hold their offices for such terms, have such authority and perform such duties as the Board of Directors may from time to time determine, or (ii) delegate to any committee or officer the power to appoint any such subordinate officers or agents.

Section 5.14. Salaries and Compensation.  The salary or other compensation of officers shall be fixed from time to time by the Board of Directors.  The Board of Directors may delegate to any committee or officer the power to fix from time to time the salary or other compensation of subordinate officers and agents appointed in accordance with the provisions of Section 5.13.

ARTICLE VI.

INDEMNIFICATION

Section 6.1. Indemnification of Directors and Officers.

(a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was, at any time prior to or during which this Article VI is in effect, a director or officer of the Corporation, or is or was, at any time prior to or during which this Article VI is in effect, serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against reasonable expenses (including attorneys' fees), judgments, fines, penalties, amounts paid in settlement and other liabilities actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permitted by the General Corporation Law of the State of Delaware, upon such determination having been made as to such person's good faith and conduct.

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(b) Expenses (including attorneys' fees) incurred by a person who is or was a director or officer of the Corporation in appearing at, participating in or defending any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, shall be paid by the Corporation at reasonable intervals in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized by this Article VI.

(c) It is the intention of the Corporation to indemnify the persons referred to in this Article VI to the fullest extent permitted by law and with respect to any action, suit or proceeding arising from events which occur at any time prior to or during which this Article VI is in effect.  The indemnification and advancement of expenses provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses  may be or become entitled under any law, the Corporation's Certificate of Incorporation, these Bylaws, agreement, the vote of Stockholders or disinterested directors or otherwise, or under any policy or policies of insurance purchased and maintained by the Corporation on behalf of any such person, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

(d) The indemnification provided by this Article VI shall be subject to all valid and applicable laws, and, in the event this Article VI or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article VI shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

Section 6.2. Indemnification of Others.

(a) The corporation may, in its sole discretion, indemnify to the extent of the provisions set forth in Section 6.1 above, any person, other than an officer or director, who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, because he is or was an employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise.  Any such employee or agent desiring indemnification shall make written application for such indemnification to the board of directors of the corporation.  A special meeting of the directors shall be called within ten (10) days after receipt of such application to determine if the person so applying shall be indemnified, and if so, to what extent.

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ARTICLE VII.

CAPITAL STOCK

Section 7.1. Certificates of Stock.  Certificates of stock shall be issued to each Stockholder certifying the number of shares owned by him in the Corporation and shall be in a form not inconsistent with the Certificate of Incorporation and as approved by the Board of Directors.  The certificates shall be signed by (i) the Chairman of the Board, the President or a Vice President and (ii) by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer and may be sealed with the seal of the Corporation or a facsimile thereof.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

If the Corporation shall be authorized to issue more than one (1) class of stock or more than one (1) series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided by statute, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each Stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 7.2. Lost Certificates.  The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the owner of such certificate, or his legal representative. When authorizing the issuance of a new certificate, the Board of Directors may in its discretion, as a condition precedent to the issuance thereof, require the owner, or his legal representative, to give a bond in such form and substance with such surety as it may direct, to indemnify the Corporation against any claim that may be made on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

Section 7.3. Fixing Date for Determination of Stockholders of Record for Certain Purposes.

(a) In order that the Corporation may determine the Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of capital stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days prior to the date of payment of such dividend or other distribution or allotment of such rights or the date when any such rights in respect of any change, conversion or exchange of stock may be exercised or the date of such other action.  In such a case, only Stockholders of record on the date so fixed shall be entitled to receive any such dividend or other distribution or allotment of rights or to exercise such rights or for any other purpose, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

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(b) If no record date is fixed, the record date for determining Stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 7.4. Dividends.  Subject to the provisions of the Corporation's Certificate of Incorporation, if any, and except as otherwise provided by law, the directors may declare dividends upon the capital stock of the Corporation as and when they deem it to be expedient.  Such dividends may be paid in cash, in property or in shares of the Corporation's capital stock.  Before declaring any dividend there may be set apart out of the funds of the Corporation available for dividends, such sum or sums as the directors from time to time in their discretion think proper for working capital or as a reserve fund to meet contingencies or for equalizing dividends, or for such other purposes as the directors shall think conducive to the interests of the Corporation and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 7.5. Registered Stockholders.  Except as expressly provided by law, the Corporation's Certificate of Incorporation or these Bylaws, the Corporation shall be entitled to treat registered Stockholders as the only holders and owners in fact of the shares standing in their respective names and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, regardless of whether it shall have express or other notice thereof.

Section 7.6. Transfer of Stock.  Transfers of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the registered owners thereof, or by their legal representatives or their duly authorized attorneys.  Upon any such transfers the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock transfer books and ledgers, by whom they shall be cancelled and new certificates shall thereupon be issued.

ARTICLE VIII.

MISCELLANEOUS PROVISIONS

Section 8.1. Corporate Seal.  If one be adopted, the corporate seal shall have inscribed thereon the name of the Corporation and shall be in such form as may be approved by the Board of Directors.  Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

Section 8.2. Fiscal Year.  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 8.3. Checks, Drafts, Notes.   All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner as shall from time to time be determined by resolution (whether general or special) of the Board of Directors or may be prescribed by any officer or officers, or any officer and agent jointly, thereunto duly authorized by the Board of Directors.

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Section 8.4. Notice and Waiver of Notice.  Whenever notice is required to be given to any director or Stockholder under the provisions of applicable law, the Corporation's Certificate of Incorporation or these Bylaws, such notice shall be in writing and delivered either (i) personally, or (ii) by registered or certified mail, or (iii) by telegram, telecopy, or similar facsimile means (delivered during the recipient's regular business hours).  Such notice shall be sent to such director or Stockholder at the address or telecopy number as it appears on the records of the Corporation, unless prior to the sending of such notice he has designated, in a written request to the Secretary of the Corporation, another address or telecopy number to which notices are to be sent.  Notices shall be deemed given when received, if sent by telegram, telex, telecopy or similar facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by telex, telecopy or other facsimile means); and when delivered and receipted for (or upon the date of attempted delivery where delivery is refused), if hand-delivered, sent by express courier or delivery service, or sent by certified or registered mail.  Whenever notice is required to be given under any provision of law, the Corporation's Certificate of Incorporation or these Bylaws, a waiver thereof in writing, by telegraph, cable or other form of recorded communication, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Corporation's Certificate of Incorporation or these Bylaws.

Section 8.5. Examination of  Books and Records.  The Board of Directors shall determine from time to time whether, and if allowed, when and under what conditions and regulations the accounts and books of the Corporation (except such as may by statute be specifically opened to inspection) or any of them shall be open to inspection by the Stockholders, and the Stockholders'  rights in this respect are and shall be restricted and limited accordingly.

Section 8.6. Voting Upon Shares Held by the Corporation.  Unless otherwise provided by law or by the Board of Directors, the Chairman of the Board of Directors, if one shall be elected, or the President, if a Chairman of the Board of Directors shall not be elected, acting on behalf of the Corporation, shall have full power and authority to attend and to act and to vote at any meeting of Stockholders of any corporation in which the Corporation may hold stock and, at any such meeting, shall possess and may exercise any and all of the rights and powers incident to the ownership of such stock which, as the owner thereof, the Corporation might have possessed and exercised, if present. The Board of Directors by resolution from time to time may confer like powers upon any person or persons.

ARTICLE IX.

AMENDMENTS

Section 9.1. Amendment.  Except as otherwise expressly provided in the Corporation's Certificate of Incorporation, the directors, by the affirmative vote of a majority of the entire Board of Directors and without the assent or vote of the Stockholders, may at any meeting, provided the substance of the proposed amendment shall have been stated in the notice of the meeting, make, repeal, alter, amend or rescind any of these Bylaws.  The Stockholders shall not make, repeal, alter, amend or rescind any of the provisions of these Bylaws except by the holders of not less than a majority of the total voting power of all shares of stock of the Corporation entitled to vote in the election of directors, considered for purposes of this Article IX as one class.

[Remainder of page intentionally left blank.]

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CERTIFICATE BY SECRETARY

The undersigned, being the secretary of the Corporation, hereby certifies that the foregoing Bylaws were duly adopted by the Board of Directors of the Corporation effective on ______ ___, 2015.

IN WITNESS WHEREOF, I have signed this certification effective as of the ___ day of ______, 2015.

___________________________________

Tammy Groene, Secretary

Certificate by Secretary " Amended & Restated Bylaws of Sun BioPharma Research, Inc.

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EXHIBIT C

CERTIFICATE OF INCORPORATION

OF

CIMARRON MEDICAL, INC.

The undersigned incorporator, in order to form a corporate entity under the General Corporation Law of the State of Delaware, hereby sets forth the following Certificate of Incorporation:

ARTICLE 1

NAME

The name of the Corporation is Cimarron Medical, Inc.

ARTICLE 2

REGISTERED OFFICE

The address of the Corporation"s registered office in the State of Delaware is 1811 Silverside Road, Wilmington, Delaware, 19810, located in New Castle County.  The name of the Corporation"s registered agent for service of process at such address is Vcorp Services, LLC.

ARTICLE 3

PURPOSE

3.1	Purposes. The Corporation will have general business purposes in accordance with the laws of the State of Delaware.

3.2

Powers. The Corporation will have and may exercise all the powers granted or available under the laws of the State of Delaware and laws amendatory thereof and supplementary thereto, including all powers necessary or convenient to effect any or all of the business purposes for which the Corporation is incorporated.

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ARTICLE 4

STOCK

4.1

Authorized Capital Stock. The Corporation shall be authorized to issue 110,000,000 shares of capital stock, of which 100,000,000 shares shall be shares of common stock, par value $0.001 per share (the "Common Stock"), and 10,000,000 shares shall be shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

4.2

Common Stock. Except as otherwise provided by law or by the resolution or resolutions adopted by the board of directors of the Corporation designating the rights, powers and preferences of any series of Preferred Stock, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes. All shares of Common Stock will be voting shares and will be entitled to one vote per share. There shall be no cumulative voting.

4.3

Preferred Stock Rights. Shares of Preferred Stock may be issued from time to time in one or more series. The board of directors of the Corporation is hereby authorized by resolution or resolutions to fix the voting rights, if any, designations, powers, preferences and the relative, participation, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, of any unissued series of Preferred Stock, to fix the number of shares constituting such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding).

ARTICLE 5

INCORPORATOR

The name and address of the sole incorporator of the Corporation is:

David Fuhrman

10 W. Broadway, Ste. 700

Salt Lake City, UT  84101

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ARTICLE 6

Board Of Directors

6.1	NUMBER AND CLASSIFICATION OF DIRECTORS; VACANCIES AND REMOVAL.

(a)

Number. Except as otherwise provided by the resolution or resolutions adopted by the board of directors of the Corporation designating the rights, powers and preferences of any series of Preferred Stock, the number of directors of the Corporation shall be fixed, and may be increased or decreased from time to time, exclusively by the board of directors.

(b)

Removal. Subject to the rights, if any, of any series of Preferred Stock to elect directors and to remove any director whom the holders of any such series have the right to elect, any director (including persons elected by directors to fill vacancies in the board of directors) may be removed from office (i) only with cause and (ii) only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock then entitled to vote at an election of directors. At least 45 days prior to any annual or special meeting of stockholders at which it is proposed that any director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the director whose removal will be considered at the meeting.

6.2	NO WRITTEN BALLOT. Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE 7

BYLAWS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal the bylaws of the Corporation, subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the bylaws; provided, however, that, with respect to the power of holders of the capital stock to adopt, amend and repeal bylaws of the Corporation, notwithstanding any other provision of the bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, the bylaws or any Preferred Stock, the affirmative vote of the holders of at least 66.67% of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the bylaws of the Corporation.

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ARTICLE 8

AMENDING THE CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law. All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

ARTICLE 9

DIRECTOR LIABILITY; INDEMNIFICATION AND INSURANCE

9.1

ELIMINATION OF CERTAIN LIABILITY OF DIRECTORS. The personal liability of the directors of the Corporation shall be eliminated to the fullest extent permitted by law. If the General Corporation Law of the State of Delaware ("DGCL") is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

9.2	INDEMNIFICATION.

(a)

Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, to the fullest extent permitted by law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys" fees, judgments, fines, amounts paid or to be paid in settlement, and excise taxes or penalties arising under the Employee Retirement Income Security Act of 1974) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) below, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article or otherwise. The Corporation may, by action of the board of directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

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(b)

Right of Claimant to Bring Suit. If a claim under paragraph (a) above is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(c)

Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation (as it may be amended from time to time), bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

9.3

Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DCGL.

9.4

Amendment or Repeal. No amendment, modification or repeal of this Article, adoption of any provision in this Certificate of Incorporation, or change in the law or interpretation of the law shall adversely affect any right or protection of any person under this Article with respect to any act or omission that occurred prior to the time of such amendment, modification, repeal, adoption or change.

ARTICLE 10

STOCKHOLDER ACTION

Except as otherwise required by law, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors, the Chairman of the Board or the Chief Executive Officer of the Corporation. Special meetings of the stockholders may not be called by any other person or persons.

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ARTICLE 11

Dispute Resolution

11.1

Exclusive Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any or all intracorporate claims, which shall include claims, including claims in the right of the Corporation, (i) that are based upon a violation of a duty by a current or former director or officer or stockholder in such capacity, or (ii) as to which Title 8 of the DGCL confers jurisdiction upon the Delaware Court of Chancery, shall be a state court located within the State of Delaware (or, if no state court located in the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of _________, 2015.

David Fuhrman
Incorporator

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EXHIBIT D

CIMARRON MEDICAL, INC.

Bylaws

Effective:  ____________, 2015

ARTICLE I

OFFICES

Section 1.1 REGISTERED OFFICE.  The Corporation shall maintain a registered office and registered agent within the State of Delaware at such place within such State as may be designated from time to time by the Board of Directors of the Corporation.

Section 1.2 OTHER OFFICES.  The Corporation may also have offices in such other places, either within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may from time to time require.

ARTICLE II

STOCKHOLDERS

Section 2.1 MEETINGS OF STOCKHOLDERS.

(a) ANNUAL MEETINGS.  Annual meetings of the stockholders, at which they shall elect members of the board of directors and transact such other business as may properly come before the meeting, shall be held on such date and at such time as the board of directors may designate.

(b) SPECIAL MEETINGS.  Except as otherwise required by law, special meetings of stockholders of the Corporation for any purpose or purposes may be called only by the Board of Directors, the Chairman of the Board or the Chief Executive Officer of the Corporation.  Special meetings of the stockholders may not be called by any other person or persons.

(c) PLACE OF MEETINGS.  Meetings of the stockholders shall be held at such place, either within or without the State of Delaware, or solely by means of remote communication, as the board of directors shall determine.

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(d) NOTICE OF MEETING.  Notice, stating the place, if any, day and time of the meeting, and the means of remote communication, if any, shall be delivered by the Corporation not less than ten days nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. Notice of a special meeting shall also state the purpose or purposes for which the meeting has been called. Without limiting the manner by which notice may otherwise be given, notice may be given by a form of electronic transmission that satisfies the requirements of the Delaware General Corporation Law. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his or her address as it appears in the Corporation"s records. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with Article VIII of these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and any special meeting of the stockholders may be cancelled, by resolution of the board of directors upon public notice given prior to the date previously scheduled for such meeting of stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation"s notice of meeting (or any supplement thereto).

(e) CHAIR OF STOCKHOLDERS MEETING.  The Chair of the Board, or in the Chair"s absence, a Vice Chair, or in the absence of any Vice Chair, the Chief Executive Officer, or in the absence of the Chief Executive Officer, the Secretary, or in the absence of the Secretary, a chair chosen by a majority of the directors present, shall act as chair of the meetings of the stockholders.

Section 2.2 QUORUM OF STOCKHOLDERS; ADJOURNMENT; REQUIRED VOTE; PROXIES.

(a) QUORUM OF STOCKHOLDERS; ADJOURNMENT.  Except as otherwise provided by law, by the Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") or by these Bylaws, the holders of a majority of the voting power of the shares of stock of the Corporation issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series issued and outstanding and entitled to vote shall constitute a quorum of such class or series for the transaction of such business. The chair of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given, except that notice of the adjourned meeting shall be required if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

(b) REQUIRED VOTE.  Except as is otherwise required by law, the Certificate of Incorporation or these Bylaws, each holder of record of shares of stock of the Corporation having voting powers shall be entitled, at each meeting of the stockholders, to one vote for every share of such stock standing in his or her name on the record of stockholders of the Corporation and, if a quorum is present and unless otherwise required by the Certificate of Incorporation, the affirmative vote of a majority of the shares of stock represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, except with respect to the election of directors.  Election of directors at all meetings of the stockholders at which directors are to be elected shall, subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, be elected by a plurality of the votes cast.

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(c) PROXIES.  Each stockholder of record entitled to vote at any meeting may do so in person or by proxy authorized by an instrument in writing or in such other manner or form, such as electronic transmission, permitted by the Delaware General Corporation Law, by such stockholder or his or her duly authorized attorney in fact.

Section 2.3 LIST OF STOCKHOLDERS. At least ten days before each meeting of stockholders, the Secretary or agent having charge of the stock transfer book shall make a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order, with the address of each and the number of shares held by each. Such list shall be subject to inspection by any stockholder for a period of ten days prior to such meeting, for any purpose related to the meeting, at the principal office of the Corporation at any time during usual business hours or on a reasonably accessible electronic network. Such list shall be produced and kept open at the time and place of meeting, or if the meeting is to be held solely by means of remote communication then on a reasonably accessible electronic network, and shall be subject to the inspection of any stockholder during the whole time of the meeting.

Section 2.4 NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

(a) ANNUAL MEETINGS OF STOCKHOLDERS.

(1) Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation"s notice of meeting, (B) by or at the direction of the board of directors, or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 2.4, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.4.

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this Section 2.4, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder"s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year"s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder"s notice as described above. Such stockholder"s notice must set forth:

(A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person"s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (ii) information relating to any agreement, arrangement or understanding, including a voting commitment, or any relationship, including financial transactions and compensation, between such person and the stockholder or any Stockholder Associated Person (as defined in Section 2.4(c)(2) below); provided, that the Corporation may also require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director;

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(B) as to any business, other than the nomination of a director or directors, that the stockholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and any Stockholder Associated Person in such business, (ii) a description of all agreements, arrangements and understandings between such stockholder and any Stockholder Associated Person and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, and (iii) if the proposal or business is to be included in the Corporation"s proxy statement, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment); and

(C) as to the stockholder giving the notice and any Stockholder Associated Person, (i) the name and address of such stockholder, as they appear on the Corporation"s stock ledger, and the name and address, if different, of such Stockholder Associated Person, (ii) the class, series and number of all shares of stock of the Corporation which are held of record or are beneficially owned by such stockholder and by such Stockholder Associated Person, (iii) the nominee holder for, and the number of, shares owned beneficially but not of record by such stockholder and by such Stockholder Associated Person, (iv) any derivative position, including without limitation any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, directly or indirectly held or beneficially held by such stockholder and such Stockholder Associated Person, and whether and the extent to which any hedging, equity swap or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or interest or any borrowing or lending of shares of stock) has been made by, such stockholder or such Stockholder Associated Person with respect to any shares of stock of the Corporation, or whether such stockholder or Stockholder Associated Person has an economic interest in the Corporation not reported as record or beneficial ownership, (v) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or Stockholder Associated Person has a right to vote any shares of stock of the Corporation, (vi) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (vii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or through a qualified representative at the meeting to propose such nomination or business, and (viii) a representation whether such stockholder or Stockholder Associated Person intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation"s outstanding capital stock required to elect the nominee or to approve or adopt the proposal and/or (y) otherwise to solicit proxies from stockholders in support of such nomination or proposal, and the information called for by this paragraph (2)(C) shall be supplemented by such stockholder and Stockholder Associated Person not later than 10 days after the record date for the meeting to disclose such information as of the record date.

(3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 2.4 to the contrary, in the event that the number of directors to be elected to the board of directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased board of directors at least 100 days prior to the first anniversary of the preceding year"s annual meeting, a stockholder"s notice required by this Section 2.4 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

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(b) SPECIAL MEETINGS OF STOCKHOLDERS. The business to be transacted at any special meeting shall be limited to the purposes stated in the notice of such meetings. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation"s notice of meeting (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.4 and is a shareholder of record at the time of the special meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.4. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation"s notice of meeting, if the stockholder"s notice required by paragraph (a)(2) of this Section 2.4 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the date of such special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the public announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder"s notice as described above.

(c) GENERAL.

(1) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.4 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.4. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chair of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.4 and, if any proposed nomination or business is not in compliance with this Section 2.4, to declare that such defective nomination or proposal shall be disregarded.  Notwithstanding the foregoing provisions of this Section 2.4, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposal, such nomination or proposed business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(2) For purposes of this Bylaw, (A) "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and (B) "Stockholder Associated Person" of any stockholder shall mean (i) any person or entity controlling, controlled by or under common control with, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder, and (iii) any person or entity controlling, controlled by or under common control with a Stockholder Associated Person as defined in the foregoing clauses (B)(i) or (B)(ii).

(3) Notwithstanding the foregoing provisions of this Section 2.4, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.4. Nothing in this Section 2.4 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation"s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

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Section 2.5 INSPECTORS OF ELECTIONS.  The board of directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1 GENERAL POWERS.  The business and affairs of the Corporation shall be managed under the direction of the board of directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the board of directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

Section 3.2 NUMBER. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors of the Corporation shall be fixed, and may be increased or decreased from time to time, exclusively by the board of directors; provided, however, that no decrease in the number comprising the entire board made pursuant to this Section 3.2 shall shorten the term of any incumbent director.

Section 3.3 SPECIAL MEETINGS. Special meetings of the board of directors may be called by the Chair of the Board, the Chief Executive Officer or the board of directors. The person or persons authorized to call special meetings of the board of directors may fix the place and time of the meetings. Notice of any special meeting shall be given to each director and shall state the time and place for the special meeting.

Section 3.4 NOTICE.  If notice of a board of directors" meeting is required to be given, notice of shall be given to each director at his or her business or residence in writing by hand delivery, first-class or overnight mail or courier service, electronic transmission (including, without limitation, via facsimile transmission or electronic mail), or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, no later than the third business day preceding the date of such meeting. If by overnight mail or courier service, such notice shall be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least twenty-four hours before such meeting. If by electronic transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least 12 hours before such meeting. If by telephone or by hand delivery, the notice shall be given at least 12 hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice of such meeting, except for amendments to these Bylaws, as provided under Article IX of these Bylaws. A meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Article VIII of these Bylaws.

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Section 3.5 QUORUM.  Subject to Section 3.8 of these Bylaws and except as may be otherwise specifically provided by law or the Certificate of Incorporation, a majority of the board of directors then in office shall constitute a quorum for the transaction of business, but if at any meeting of the board of directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by law or the Certificate of Incorporation. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

Section 3.6 USE OF COMMUNICATIONS EQUIPMENT.  Directors may participate in a meeting of the board of directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.7 ACTION BY CONSENT OF THE BOARD OF DIRECTORS.  Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

Section 3.8 VACANCIES.  Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the board of directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the board of directors, or by the sole remaining director, and each director so chosen shall hold office for a term expiring at the annual meeting of stockholders and until such director"s successor shall have been duly elected and qualified.

Section 3.9 COMMITTEES.

The board of directors may designate one or more committees, each of which shall consist of one or more directors. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from  voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

Any committee shall, to the extent provided in a resolution of the board of directors and subject to the limitations contained in the Delaware General Corporation Law, have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation.  Each committee shall keep such records and report to the board of directors in such manner as the board of directors may from time to time determine. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business. Except as provided in the next sentence, and unless otherwise provided in a resolution of the board of directors or in rules adopted by the committee, each committee shall conduct its business as nearly as possible in the same manner as provided in these Bylaws for the board of directors.  A majority of the members of a committee shall constitute a quorum, and the act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of the committee.

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The board of directors shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. The term of office of the members of each committee shall be as fixed from time to time by the board of directors; provided, however, that any committee member who ceases to be a member of the board of directors shall automatically cease to be a committee member.

Nothing herein shall be deemed to prevent the board of directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the board of directors.

ARTICLE IV

BOOKS AND RECORDS

The board of directors shall cause to be kept a record containing the minutes of the proceedings of the meetings of the Board and of the stockholders, appropriate stock books and registers and such books of records and accounts as may be necessary for the proper conduct of the business of the Corporation. Unless otherwise required by the laws of Delaware, the books and records of the Corporation may be kept at the principal office of the Corporation, or at any other place or places inside or outside the State of Delaware.

ARTICLE V

OFFICERS

Section 5.1 OFFICERS; ELECTION OR APPOINTMENT. The board of directors shall take such action as may be necessary from time to time to ensure that the Corporation has such officers as are necessary, under Section 6.1 of these Bylaws and the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended, to enable it to sign stock certificates. In addition, the board of directors at any time and from time to time may elect (a) one or more Chair of the Board and/or one or more Vice Chairs of the Board, (b) one or more Chief Executive Officers, one or more Presidents and/or one or more Chief Operating Officers, (c) one or more Vice Presidents, one or more Treasurers and/or one or more Secretaries and/or (d) one or more other officers, in each case if and to the extent the board of directors deems desirable. The board of directors may give any officer such further designations or alternate titles as it considers desirable. In addition, the board of directors at any time and from time to time may authorize the Chair of the Board or the Chief Executive Officer of the Corporation to appoint one or more officers of the kind described in clauses (c) and (d) above. Any number of offices may be held by the same person and directors may hold any office unless the Certificate of Incorporation or these Bylaws otherwise provide.

Section 5.2 TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES.  Unless otherwise provided in the resolution of the board of directors electing or authorizing the appointment of any officer, each officer shall hold office until his or her successor is elected or appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the board of directors or to such person or persons as the board of directors may designate. Such resignation shall take effect at the time specified therein or, if not so specified, upon receipt, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The board of directors may remove any officer with or without cause at any time. The Chair of the Board or the Chief Executive Officer authorized by the board of directors to appoint a person to hold an office of the Corporation may also remove such person from such office with or without cause at any time, unless otherwise provided in the resolution of the Board providing such authorization. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the board of directors at any regular or special meeting or by the Chair of the Board or the Chief Executive Officer authorized by the board of directors to appoint a person to hold such office.

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Section 5.3 POWERS AND DUTIES. The officers of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in these Bylaws or in a resolution of the board of directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the board of directors. A Secretary or such other officer appointed to do so by the board of directors shall have the duty to record the proceedings of the meetings of the stockholders, the board of directors and any committees in a book to be kept for that purpose.

ARTICLE VI

STOCK

Section 6.1 STOCK CERTIFICATES.  The shares of the Corporation may be either in certificated or in uncertificated form. If shares are issued in uncertificated form, each stockholder shall be entitled upon written request to a stock certificate or certificates duly numbered, certifying the number and class of shares in the Corporation owned by him and otherwise as specified in this Section 6.1. Each certificate for shares of stock shall be in such form as may be prescribed by the board of directors and shall be signed in the name of the Corporation by (a) the Chair of the Board, the Chief Executive Officer, the President or a Vice President, and (b) by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. Each certificate will include any legends required by law or deemed necessary or advisable by the board of directors.

Section 6.2 LOST, STOLEN OR DESTROYED CERTIFICATES.  The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation and/or the board of directors may require the owner of such lost, stolen or destroyed certificate, or his or her legal representatives, to make an affidavit of that fact and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or issuance of any such new certificate or uncertificated shares. Anything herein to the contrary notwithstanding, the board of directors, in its absolute discretion, may refuse to issue any such new certificate or uncertificated shares, except pursuant to legal proceedings under the laws of the State of Delaware.

Section 6.3 TRANSFERS OF STOCK.  The shares of the stock of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his or her attorney upon surrender for cancellation of a certificate or certificates for at least the same number of shares, or other evidence of ownership if no certificates shall have been issued, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the validity and authenticity of the signature as the Corporation or its agents may reasonably require.

Section 6.4 REGISTERED STOCKHOLDERS.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or legal claim or claims to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

Section 6.5 REGULATIONS.  Except as otherwise provided by law, the board of directors may make such additional rules and regulations, not inconsistent with the Bylaws, as it may deem expedient concerning the issue, transfer and registration of the securities of the Corporation. The board of directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require all certificates for shares of capital stock to bear the signature or signatures of any of them.

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Section 6.6 RECORD DATE.  For the purpose of determining stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitlements to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date. Such date shall not be more than 60 nor less than ten days before the date of any such meeting, nor more than 60 days prior to any other action.

ARTICLE VII

DEPOSITARIES AND CHECKS

Depositaries of the funds of the Corporation shall be designated by the board of directors; and all checks on such funds shall be signed by such officers or other employees of the Corporation as the board of directors from time to time may designate.

ARTICLE VIII

WAIVER OF NOTICE

Any notice of a meeting required to be given by law, by the Certificate of Incorporation, or by these Bylaws may be waived by the person entitled thereto, either before or after the time of such meeting stated in such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders or the board of directors or committee thereof need be specified in any waiver of notice of such meeting. Attendance at any meeting shall constitute waiver of notice except attendance for the express purpose of objecting, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened.

ARTICLE IX

AMENDMENT

In furtherance and not in limitation of the powers conferred by law, the board of directors is expressly authorized to adopt, amend and repeal these Bylaws, subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the Bylaws; provided, however, that, with respect to the power of holders of the capital stock to adopt, amend and repeal these Bylaws, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any preferred stock, the affirmative vote of the holders of at least 66.67% of the voting power of all of the then- outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.

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ARTICLE X

INDEMNIFICATION AND INSURANCE

Section 10.1 RIGHT TO INDEMNIFICATION.  Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, claim or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys" fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 10.4 of this Article X, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors.

Section 10.2 ADVANCEMENT OF EXPENSES.  The right to indemnification conferred in this Article X shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation after receipt by the Corporation of a written statement or statements from the claimant requesting such advance or advances; provided, however, that if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article X or otherwise.

Section 10.3 OBTAINING INDEMNIFICATION.  To obtain indemnification under this Article X, a  claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 10.3, a determination, if required by applicable law, with respect to the claimant"s entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the board of directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the board of directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the board of directors, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the board of directors unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a Change in Control (as defined below), in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the board of directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 30 days after such determination. If a claimant is successful, in whole or in part, in any suit brought against the Corporation to recover the unpaid amount of any written claim to indemnification, the claimant shall be entitled to be paid also the expense of prosecuting such claim.

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Section 10.4 RIGHT OF CLAIMANT TO BRING SUIT.  If a claim under Section 10.1 of this Article X is not paid in full by the Corporation within 30 days after a written claim pursuant to Section 10.3 of this Article X has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its board of directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Section 10.5. CORPORATION"S OBLIGATION TO INDEMNIFY.  If a determination shall have been made pursuant to Section 10.3 of this Article X that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 10.4 of this Article X.

Section 10.6 PRECLUSION FROM CHALLENGING ARTICLE X.  The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 10.4 of this Article X that the procedures and presumptions of this Article X are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this Article X.

For purposes of this Article X:

(a) "Change in Control" shall be deemed to occur only if a majority of the members of the board of directors shall not be (i) individuals elected as directors of the Corporation for whose election proxies shall have been solicited by the board of directors of the Corporation or (ii) individuals elected or appointed by the board of directors of the Corporation to fill vacancies on the board of directors caused by death or resignation (but not by removal) or to fill newly created directorships.

(b) "Disinterested Director" means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(c) "Independent Counsel" means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant"s rights under this Article X.

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Section 10.7 NON-EXCLUSIVITY OF RIGHTS.  The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. No repeal or modification of this Article X shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

Section 10.8 INSURANCE.  The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law. To the extent that the Corporation maintains any policy or policies providing such insurance, each such director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in Section 10.9 of this Article X, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee or agent.

Section 10.9 OTHER EMPLOYEES AND AGENTS.  The Corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent or class of employees or agents of the Corporation (including the heirs, executors, administrators or estate of each such person) to the fullest extent of the provisions of this Article X with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 10.10 VALIDITY OF ARTICLE X.  If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article X (including, without limitation, each such portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

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ARTICLE XI

LITIGATION COSTS

Except to the extent prohibited by the Delaware General Corporation Law, and unless the Board of Directors or one of its committees otherwise approves in accordance with Section 141 of the Delaware General Corporation Law, the Certificate of Incorporation and these Bylaws, in the event that any person or entity (a "Claiming Party") (a) initiates, asserts, joins, offers substantial assistance to or has a direct financial interest in (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation"s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of Incorporation or Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or these Bylaws or (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine (each, a "Covered Proceeding"), and (b) such Claiming Party does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought by such Claiming Party, then each such Claiming Party shall be obligated to reimburse the Corporation and any such director, officer or other employee for all fees, costs and expenses of every kind and description (including, but not limited to, all attorneys" fees and other litigation expenses) that the Corporation or any such director, officer or other employee actually incurs in connection with the Covered Proceeding.

ARTICLE XII

MISCELLANEOUS PROVISIONS

Section 12.1.  FISCAL YEAR.  The fiscal year of the Corporation shall be as fixed by the board of directors.

Section 12.2.  DIVIDENDS.  The board of directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Certificate of Incorporation.

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EXHIBIT E

Form of Replacement Warrant

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

WARRANT TO PURCHASE SHARES OF STOCK

of

SUN BIOPHARMA, INC.

No. [___]	Dated as of [_________________]

 Void after the date specified in Section 8

THIS CERTIFIES THAT, in consideration of the sum of $[_______________], [____________________], or its registered assigns (the "Holder"), is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from Sun BioPharma, Inc., a Delaware corporation (the "Company"), Shares (as defined below), in the amounts, at such times and at the price per share set forth in Section 1. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is issued in connection with the transactions relating to the Company"s selling of up to $2,000,000 of convertible promissory notes (the "Notes") and related warrants (the "Warrants") to purchase shares of capital stock of the Company to certain existing stockholders, officers and members of the board of directors, pursuant to the terms of the Subscription Agreement by and between the Company and each of the purchasers, including the Subscription Agreement, dated as of the date hereof by and between the Company and the Holder (the "Subscription Agreement"). The holder of this Warrant is subject to certain restrictions set forth in the Subscription Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in Subscription Agreement or the Convertible Promissory Note in connection with which this Warrant is concurrently issued (the "Note").

The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which Holder, by acceptance of this Warrant, agrees:

1. Number and Price of

Shares; Exercise Period.

(a) Definition of Shares. "Shares" shall mean (i) in the event the Company completes a Qualified Financing and the Holder elects to convert the Note into shares of Common Stock or Preferred Stock sold in the Qualified Financing, the shares of Common Stock or Preferred Stock, $0.001 par value per share, issued by the Company to investors in such Qualified Financing; (ii) in the event the Company completes an Other Financing and the Holder elects to convert the Note into shares of Common Stock or Preferred Stock sold in the Other Financing, the shares of Common or Preferred Stock, $0.001 par value per share, issued by the Company to investors in such Other Financing; or (iii) if no Qualified Financing or Other Financing has occurred prior to the Maturity Date, the shares of the Company"s Common Stock at a price per share equal to $[__________] (as may be adjusted for any stock dividend, stock split, combination of shares, recapitalization, reclassification or similar event).

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(b) Number of Shares.Subject to any previous exercise of the Warrant, the Holder shall have the right to purchase up to the number of Shares that equals the quotient obtained by dividing (x) Warrant Coverage Amount (as defined below) by (y)  the Exercise Price (as defined below).

(c) Definition of Exercise Price. "Exercise Price" shall mean $1.00.

(d) Exercise Period.This Warrant shall be exercisable, in whole or in part prior to (or in connection with) the expiration of this Warrant as set forth in Section 8.

(e) Warrant Coverage Amount. "Warrant Coverage Amount" shall mean 50% of the original principal amount of the Note.

2. Exercise of the Warrant.

(a) Exercise.The purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, in accordance with Section 1, by:

(i) the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (the "Notice of Exercise"), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant; and

(ii) the payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Shares being purchased, by (a) wire transfer or certified, cashier"s or other check acceptable to the Company and payable to the order of the Company; (b) surrender and cancellation of promissory notes or other instruments representing indebtedness of the Company to the Holder; or (c) a combination of (a) and (b).

(b) Net Issue Exercise.In lieu of exercising this Warrant pursuant to Section 2(a)(ii), if the fair market value of one Share is greater than the Exercise Price (at the date of calculation as set forth below), the Holder may elect to receive a number of Shares equal to the value of this Warrant (or of any portion of this Warrant being canceled) by surrender of this Warrant at the principal office of the Company (or such other office or agency as the Company may designate) together with a properly completed and executed Notice of Exercise reflecting such election, in which event the Company shall issue to the Holder that number of Shares computed using the following formula:

☒	=	Y (A " B)
A

Where:

☒	=	The number of Shares to be issued to the Holder
Y	=	The number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)
A	=	The fair market value of one Share (at the date of such calculation)
B	=	The Exercise Price (as adjusted to the date of such calculation)

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For purposes of the calculation above, the fair market value of one Share shall be determined by the Board of Directors of the Company, acting in good faith; provided, however, that:

(i) where a public market exists for the Company"s Common Stock at the time of such exercise, the fair market value per Share shall be the product of (x) the average of the closing bid and asked prices of the Common Stock or the closing price quoted on the national securities exchange on which the Common Stock is listed as published in the Wall Street Journal, as applicable, for the ten (10) trading day period ending five (5) trading days prior to the date of determination of fair market value and (y) the number of shares of Common Stock into which each Share is convertible at the time of such exercise, as applicable; and

(ii) if the Warrant is exercised in connection with the Company"s initial public offering of Common Stock, the fair market value per Share shall be the product of (x) per share offering price to the public of the Company"s initial public offering and (y)  the number of shares of Common Stock into which each Share is convertible at the time of such exercise, as applicable.

(c) Stock Certificates. The rights under this Warrant shall be deemed to have been exercised and the Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for that number of Shares issuable upon such exercise. In the event that the rights under this Warrant are exercised in part and have not expired, the Company shall execute and deliver a new Warrant reflecting the number of Shares that remain subject to this Warrant.

(d) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the rights under this Warrant.

(e) Conditional Exercise.The Holder may exercise this Warrant conditioned upon (and effective immediately prior to) consummation of any transaction that would cause the expiration of this Warrant pursuant to Section 8 by so indicating in the notice of exercise.

(f) Reservation of Stock. The Company agrees during the term the rights under this Warrant are exercisable to take all reasonable action to reserve and keep available from its authorized and unissued Shares for the purpose of effecting the exercise of this Warrant such number of shares as shall from time to time be sufficient to effect the exercise of the rights under this Warrant; and if at any time the number of authorized but unissued Shares shall not be sufficient for purposes of the exercise of this Warrant in accordance with its terms and the conversion of the Shares, without limitation of such other remedies as may be available to the Holder, the Company will use its commercially reasonable efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized and unissued Shares to a number of shares as shall be sufficient for such purposes.

3.  Replacement of the Warrant.Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of the Holder shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

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4.  Transfer of the Warrant.

(a) Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the name and address of the Holder or Holders. Until this Warrant is transferred on the Warrant Register in accordance herewith, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Any Holder of this Warrant (or of any portion of this Warrant) may change its address as shown on the Warrant Register by written notice to the Company requesting a change.

(b) Warrant Agent.The Company may appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 4(a), issuing the Shares or other securities then issuable upon the exercise of the rights under this Warrant, exchanging this Warrant, replacing this Warrant or conducting related activities.

(c) Transferability of the Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Securities Act") and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in Section 5, title to this Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form attached as Exhibit B(the "Assignment Form")) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d) Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof, and the Company shall register any such transfer upon the Warrant Register. This Warrant (and the securities issuable upon exercise of the rights under this Warrant) must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or other transfer of any interest in any of the securities represented hereby.

(e) Minimum Transfer.This Warrant may not be transferred in part unless such transfer is to a transferee who, pursuant to such transfer, receives the right to purchase at least 50% of the Shares issuable hereunder (as adjusted from time to time in accordance with Section 6).

(f) Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.

5.  Restrictions on Transfer of the Warrant and Shares; Compliance with Securities Laws. By acceptance of this Warrant, the Holder agrees to comply with the following:

(a) Restrictions on Transfers.Subject to Section 5(b), this Warrant may not be transferred or assigned in whole or in part without the Company"s prior written consent (which shall not be unreasonably withheld), and any attempt by Holder to transfer or assign any rights, duties or obligations that arise under this Warrant without such permission shall be void. Any transfer of this Warrant or the Shares (the "Securities") must be in compliance with all applicable federal and state securities laws. The Holder agrees not to make any sale, assignment, transfer, pledge or other disposition of all or any portion of the Securities, or any beneficial interest therein, unless and until the transferee thereof has agreed in writing for the benefit of the Company to take and hold such Securities subject to, and to be bound by, the terms and conditions set forth in this Warrant to the same extent as if the transferee were the original Holder hereunder, and

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(i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or

(ii) (A) such Holder shall have given prior written notice to the Company of such Holder"s intention to make such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition, (B) the transferee shall have confirmed to the satisfaction of the Company in writing, substantially in the form of Exhibit A-1, that the Securities are being acquired (i) solely for the transferee"s own account and not as a nominee for any other party, (ii) for investment and (iii) not with a view toward distribution or resale, and shall have confirmed such other matters related thereto as may be reasonably requested by the Company, and (C) if requested by the Company, such Holder shall have furnished the Company, at the Holder"s expense, with (i) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such disposition will not require registration of such Securities under the Securities Act or (ii) a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of such Securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto, whereupon such Holder shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by the Holder to the Company.

(b) Permitted Transfers. Permitted transfers include (i) a transfer not involving a change in beneficial ownership, or (ii) transactions involving the distribution without consideration of Securities by any Holder to (x) a parent, subsidiary or other affiliate of a Holder that is a corporation, (y) any of the Holder"s partners, members or other equity owners, or retired partners or members, or to the estate of any of its partners, members or other equity owners or retired partners or members, or (z) a venture capital fund that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, the Holder; provided, in each case, that the Holder shall give written notice to the Company of the Holder"s intention to effect such disposition and shall have furnished the Company with a detailed description of the manner and circumstances of the proposed disposition.

(c) Investment Representation Statement. Unless the rights under this Warrant are exercised pursuant to an effective registration statement under the Securities Act that includes the Shares with respect to which the Warrant was exercised, it shall be a condition to any exercise of the rights under this Warrant that the Holder shall have confirmed to the satisfaction of the Company in writing, substantially in the form of Exhibit A-1, that the Shares so purchased are being acquired solely for the Holder"s own account and not as a nominee for any other party, for investment and not with a view toward distribution or resale and that the Holder shall have confirmed such other matters related thereto as may be reasonably requested by the Company.

(d) Securities Law Legend. The Securities shall (unless otherwise permitted by the provisions of this Warrant) be stamped or imprinted with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR HYPOTHECATION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED HEREBY.

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(e) Market Stand-off Legend. The Shares issued upon exercise hereof and Common Stock issued upon conversion thereof shall also be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN THE WARRANT PURSUANT TO WHICH THESE SHARES WERE ISSUED, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

(f) Instructions Regarding Transfer Restrictions.The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 5.

(g) Removal of Legend.The legend referring to federal and state securities laws identified in Section 5(d) stamped on a certificate evidencing the Shares and the stock transfer instructions and record notations with respect to such securities shall be removed and the Company shall issue a certificate without such legend to the holder of such securities if (i) such securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such securities may be made without registration or qualification.

6.  Adjustments.Subject to the expiration of this Warrant pursuant to Section 8, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a) Reclassification of Shares.If the securities issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization, conversion of all outstanding shares of the relevant class or series (other than as would cause the expiration of this Warrant pursuant to Section 8) or otherwise (other than as otherwise provided for herein) (a "Reclassification"), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of securities deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(b) Subdivisions and Combinations.In the event that the outstanding shares of the securities issuable upon exercise of this Warrant are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of the securities issuable upon exercise of this Warrant are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

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(c) Notice of Adjustments.Upon any adjustment in accordance with this Section 6, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i)  such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

7. Notification of Certain Events.Prior to the expiration of this Warrant pursuant to Section 8, in the event that the Company shall authorize any transaction resulting in the expiration of this Warrant pursuant to Section 8(b) or 8(c), then the Company shall send to the Holder of this Warrant prior written notice of the expected effective date of any such event specified in Section 8 (b) or 8(c), as applicable. The notice provisions set forth in this Section may be shortened or waived prospectively or retrospectively only with the consent of Holder.

8. Expiration of the Warrant. This Warrant shall expire and shall no longer be exercisable as of the earlier of:

(a) 5:00 p.m., Pacific time, on the ten (10) year anniversary of this Warrant;

(b) the closing of a Change of Control; or

(c) immediately prior to the closing of a firm commitment underwritten initial public offering pursuant to an effective registration statement filed under the Securities Act covering the offering and sale of the Company"s Common Stock.

For purposes of this Section 8, "Change of Control" shall mean (i) a sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company, (ii) the grant by the Company of an exclusive license of all or substantially all of the Company"s intellectual property, (iii) any reorganization, merger or consolidation of the Company, other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity, or (iv) any "person" or "group" (within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the outstanding voting securities of the Company having the right to vote for the election of members of the Board of Directors (other than in connection with the sale of voting securities with the primary purpose to fund the Company"s operations).

The Company shall give the Holder at least 30 days advance written notice of the occurrence of a Change of Control at the address last shown on the records of the Company for Holder or given by Holder to the Company for the purpose of notice, notifying Holder of the Change of Control to be effected, specifying the maximum number of shares of Common Stock or Preferred Stock issuable upon exercise hereof and the anticipated closing date of the Change of Control.

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9. No Rights as a Stockholder. Nothing contained herein shall entitle the Holder to any rights as a stockholder of the Company or to be deemed the holder of any securities that may at any time be issuable on the exercise of the rights hereunder for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a stockholder of the Company until the rights under the Warrant shall have been exercised and the Shares purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.

10. Market Stand-off.The Holder of this Warrant hereby agrees that such Holder shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock (or other securities) of the Company held by the Holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of the registration statement for the Company"s initial public offering filed under the Securities Act (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), provided that management of the Company agrees to the same restrictions. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions and may stamp each certificate with a legend as substantially set forth in Section 5(e) with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day (or other) period. The Holder agrees to execute a market stand-off agreement with the underwriters in the offering in customary form consistent with the provisions of this Section.

11. Representations and Warranties of the Holder. By acceptance of this Warrant, the Holder represents and warrants to the Company as follows:

(a) No Registration. The Holder understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder"s representations as expressed herein or otherwise made pursuant hereto.

(b) Investment Intent. The Holder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Holder has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

(c) Investment Experience. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

(d) Speculative Nature of Investment.The Holder understands and acknowledges that the Company has a limited financial and operating history and that its investment in the Company is highly speculative and involves substantial risks. The Holder can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

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(e) Access to Data. The Holder has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Holder believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. The Holder understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company"s business and prospects, but were not necessarily a thorough or exhaustive description. The Holder acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

(f) Accredited Investor.The Holder is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company.

(g) Residency. The residency of the Holder (or, in the case of a partnership or corporation, such entity"s principal place of business) is correctly set forth on the signature page of hereto.

(h) Restrictions on Resales.The Holder acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a "broker"s transaction," a transaction directly with a "market maker" or a "riskless principal transaction" (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Holder acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Holder wishes to sell the Securities and that, in such event, the Holder may be precluded from selling the Securities under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. The Holder acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Holder understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

(i) No Public Market. The Holder understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company"s securities.

(j) Brokers and Finders.The Holder has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Holder, any liability for brokerage or finders" fees or agents" commissions or any similar charges in connection with the Securities.

9

(k) Legal Counsel. The Holder has had the opportunity to review this Warrant, the exhibits and schedules attached hereto and the transactions contemplated by this Warrant with its own legal counsel. The Holder is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Warrant.

(l) Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Warrant. With respect to such matters, the Holder relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment and the transactions contemplated by this Warrant.

12. Miscellaneous.

(a) Amendments.Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Warrant and signed by the Company and Holder. Any amendment, waiver, discharge or termination effected in accordance with this Section 12(a) shall be binding upon each future holder of the Warrants and the Company.

(b) Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(c) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile (if to the Holder) or electronic mail (if to the Holder) or otherwise delivered by hand, messenger or courier service addressed:

(i) if to the Holder, to the Holder at the Holder"s address, facsimile number or electronic mail address as shown in the Company"s records, as may be updated in accordance with the provisions hereof, or until any such Holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address, facsimile number or electronic mail address of the last holder of this Warrant for which the Company has contact information in its records; or

(ii) if to the Company, to the attention of the Chief Executive Officer or Chief Financial Officer of the Company at the Company"s address as shown on the signature page hereto, or at such other address as the Company shall have furnished to the Holder, with a copy to Jeffrey R. Harder, Jackson Walker L.L.P., 1401 McKinney, Suite 1900, Houston, Texas 77010.

Each such notice or other communication shall for all purposes of this Warrant be treated as effective or having been given (i) if delivered by hand, messenger or courier service, when delivered, or (ii) if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or (iii) if sent by facsimile, upon confirmation of facsimile transfer or, if sent by electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address. In the event of any conflict between the Company"s books and records and this Warrant or any notice delivered hereunder, the Company"s books and records will control absent fraud or error.

(d) Governing Law.This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

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(e) Jurisdiction and Venue. Each of the Holder and the Company irrevocably consents to the exclusive jurisdiction and venue of any court within State of Delaware in connection with any matter based upon or arising out of this Warrant or the matters contemplated herein, and agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons.

(f) Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(g) Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

(h) Waiver of Jury Trial. EACH OF THE HOLDER AND THE COMPANY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS WARRANT.

(i) Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or U.S. federal holiday, then such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or U.S. federal holiday.

(j) Rights and Obligations Survive Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and the Holder under this Warrant shall survive exercise of this Warrant.

(k) Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) constitutes the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

(Signature Page Follows)

11

The Company signs this Warrant as of the date stated on the first page.

SUN BIOPHARMA, Inc. a Delaware corporation

By:
Michael T. Cullen
President and Chairman

Sun BioPharma, Inc. " Warrant

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EXHIBIT A

NOTICE OF EXERCISE

TO:	Sun BioPharma, Inc. (the "Company")

Attention:	Chief Executive Officer

(1)	Exercise. The undersigned elects to purchase the following pursuant to the terms of the attached warrant:

Number of shares: ______________________________________________________________ ____________

Type of security: ______________________________________________________________ ____________

(2)	Method of Exercise. The undersigned elects to exercise the attached warrant pursuant to:

☐	A cash payment or cancellation of indebtedness, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

☐	The net issue exercise provisions of Section 2(b) of the attached warrant.

(3)	Conditional Exercise. Is this a conditional exercise pursuant to Section 2(e):

☐	Yes	☐	No

If "Yes," indicate the applicable condition:

________________________________________________________ _________________________________

(4)	Stock Certificate. Please issue a certificate or certificates representing the shares in the name of:

☐	The undersigned ______________________________________________________________ ____

☐	Other"Name: ______________________________________________________________ ____

Address: ______________________________________________________________ ____

(5)	Unexercised Portion of the Warrant. Please issue a new warrant for the unexercised portion of the attached warrant in the name of:

☐	The undersigned ______________________________________________________________ ____

☐	Other"Name: ______________________________________________________________ ____

Address: ______________________________________________________________ ____

☐	Not applicable

(Signature page to the Notice of Exercise)

A-1

(6)

Investment Intent. The undersigned represents and warrants that the aforesaid shares are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Section 11 of the attached warrant are true and correct as of the date hereof.

(7)

Investment Representation Statement and Market Stand-Off Agreement. The undersigned has executed, and delivers herewith, an Investment Representation Statement and Market Stand-Off Agreement in a form substantially similar to the form attached to the warrant as Exhibit A-1.

(8)

Consent to Receipt of Electronic Notice. Subject to the limitations set forth in Delaware General Corporation Law " "§232(e), the undersigned consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company"s certificate of incorporation or bylaws by (i) facsimile telecommunication to the facsimile number provided below (or to any other facsimile number for the undersigned in the Company"s records), (ii) electronic mail to the electronic mail address provided below (or to any other electronic mail address for the undersigned in the Company"s records), (iii) posting on an electronic network together with separate notice to the undersigned of such specific posting or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the undersigned. This consent may be revoked by the undersigned by written notice to the Company and may be deemed revoked in the circumstances specified in Delaware General Corporation Law " "§232.

(Print name of the warrant holder)

(Signature)

(Name and title of signatory, if applicable)

(Date)

(Fax number)

(Email address)

(Signature page to the Notice of Exercise)

A-2

EXHIBIT A-l

INVESTMENT REPRESENTATION STATEMENT

AND

MARKET STAND-OFF AGREEMENT

INVESTOR:

COMPANY:	SUN BIOPHARMA, INC.

SECURITIES:	THE WARRANT ISSUED ON MAY 15, 2013 (THE "WARRANT") AND THE SECURITIES ISSUED OR ISSUABLE UPON EXERCISE THEREOF (INCLUDING UPON SUBSEQUENT CONVERSION OF THOSE SECURITIES)

DATE:	_________________________________________________ ________

In connection with the purchase or acquisition of the above-listed Securities, the undersigned Investor represents and warrants to, and agrees with, the Company as follows:

1.  No Registration. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor"s representations as expressed herein or otherwise made pursuant hereto.

2.  Investment Intent. The Investor is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Investor has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

3.  Investment Experience. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

4.  Speculative Nature of Investment. The Investor understands and acknowledges that the Company has a limited financial and operating history and that its investment in the Company is highly speculative and involves substantial risks. The Investor can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

5.  Access to Data.The Investor has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Investor believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. The Investor understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company"s business and prospects, but were not necessarily a thorough or exhaustive description. The Investor acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

A-1-1

6.  Accredited Investor.The Investor is an "accredited investor" within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company.

7.  Residency. The residency of the Investor (or, in the case of a partnership or corporation, such entity"s principal place of business) is correctly set forth on the signature page hereto.

8.  Restrictions on Resales.The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit resale of shares purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the availability of certain current public information about the Company; the resale occurring not less than a specified period after a party has purchased and paid for the security to be sold; the number of shares being sold during any three-month period not exceeding specified limitations; the sale being effected through a "broker"s transaction," a transaction directly with a "market maker" or a "riskless principal transaction" (as those terms are defined in the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder); and the filing of a Form 144 notice, if applicable. The Investor acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time the Investor wishes to sell the Securities and that, in such event, the Investor may be precluded from selling the Securities under Rule 144 even if the other applicable requirements of Rule 144 have been satisfied. The Investor understands and acknowledges that, in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Securities. The Investor understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for those offers or sales and that those persons and the brokers who participate in the transactions do so at their own risk.

9.  No Public Market. The Holder understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company"s securities.

10. Brokers and Finders. The Investor has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders" fees or agents" commissions or any similar charges in connection with the Securities.

11. Legal Counsel.The Investor has had the opportunity to review the Warrant, the exhibits and schedules attached thereto and the transactions contemplated by the Warrant with its own legal counsel. The Investor is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by the Warrant.

A-1-2

12. Tax Advisors.The Investor has reviewed with its own tax advisors the U.S. federal, state and local and non- U.S. tax consequences of this investment and the transactions contemplated by the Warrant. With respect to such matters, the Investor relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Warrant.

13. Market Stand-off.The Investor agrees that the Investor shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any Common Stock (or other securities) of the Company held by the Investor (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of the registration statement for the Company"s initial public offering filed under the Securities Act (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472 (f)(4), or any successor provisions or amendments thereto), provided that management of the Company agrees to the same restrictions. The obligations described in this section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop- transfer instructions and may stamp each certificate with a legend with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day (or other) period. The Investor agrees to execute a market stand-off agreement with the relevant underwriters in customary form consistent with the provisions of this section.

(Signature Page Follows)

A-1-3

The Investor is signing this Investment Representation Statement and Market Stand-Off Agreement on the date first written above.

INVESTOR

(Print name of the investor)

(Signature)

(Name and title of signatory, if applicable)

(Street address)

(City, state and ZIP)

A-1-4

EXHIBIT B

ASSIGNMENT FORM

ASSIGNOR:

COMPANY:	SUN BIOPHARMA, INC.

WARRANT:	THE WARRANT TO PURCHASE SHARES ISSUED ON MAY 15, 2013 (THE "WARRANT")

DATE:	_________________________________________________ ________

(9)

Assignment. The undersigned registered holder of the Warrant ("Assignor") assigns and transfers to the assignee named below ("Assignee") all of the rights of Assignor under the Warrant, with respect to the number of shares set forth below:

Name of Assignee:

Address of Assignee:

Number of Shares Assigned:

and does irrevocably constitute and appoint ______________________ as attorney to make such transfer on the books of Sun BioPharma, Inc., maintained for the purpose, with full power of substitution in the premises.

(10)

Obligations of Assignee. Assignee agrees to take and hold the Warrant and any shares of stock to be issued upon exercise of the rights thereunder (and any shares issuable upon conversion thereof) (the "Securities") subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof.

(11)

Investment Intent. Assignee represents and warrants that the Securities are being acquired for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties set forth in Section 11 of the Warrant are true and correct as to Assignee as of the date hereof.

(12)

Investment Representation Statement and Market Stand-Off Agreement. Assignee has executed, and delivers herewith, an Investment Representation Statement and Market Stand-Off Agreement in a form substantially similar to the form attached to the Warrant as Exhibit A-1.

Assignor and Assignee are signing this Assignment Form on the date first set forth above.

ASSIGNOR	ASSIGNEE

(Print name of Assignor)	(Print name of Assignee)

(Signature of Assignor)	(Signature of Assignee)

(Print name of signatory, if applicable)	(Print name of signatory, if applicable)

(Print title of signatory, if applicable)	(Print title of signatory, if applicable)

Address:	Address:

B-1-1

EXHIBIT F

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

SUN BIOPHARMA,INC.

CONVERTIBLE PROMISSORY NOTE

$[_____________]	[_______________]

FOR VALUE RECEIVED, Sun BioPharma, Inc., a Delaware corporation (the "Company") promises to pay to [_________________] ("Holder"), or its registered assigns, in lawful money of the United States of America the principal sum of $[_____________], or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Convertible Promissory Note (this "Note") on the unpaid principal balance at a rate equal to 5.0% simple interest per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier to occur of (i) upon written demand of Holder after December 27, 2018 (the "Maturity Date"), (ii) the initial public offering ("IPO") of the Company"s Common Stock, par value $.001 per share, (iii) a Change of Control (as defined below) of the Company, or (iv) when, during the continuance of an Event of Default that was not cured within the cure period, as applicable, such amounts are declared due and payable by Holder or made automatically due and payable, in each case, in accordance with the terms hereof. This Note is one of the "Notes" issued in connection with the transactions relating to the Company"s selling of a minimum of $3,000,000 and up to a maximum of $6,000,000 principal amount of Notes to certain purchasers including existing stockholders of the Company, pursuant to the terms of the Subscription Agreements by and between the Company and each of the purchasers. Capitalized terms not otherwise defined herein shall have the meaning set forth in Subscription Agreement dated as of the date hereof between the Company and the Holder.

The following is a statement of the rights of Holder and the conditions to which this Note is subject, and to which Holder, by the acceptance of this Note, agrees:

1.  Payments.

(a) Interest. Accrued interest on this Note shall be payable on a quarterly basis.

(b) Voluntary Prepayment. This Note may be prepaid by the Company at any time upon twenty (20) days written notice, subject to Holder"s right to convert such Note as provided in Section 4.

1

2.  Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Note and the other Financing Documents:

(a) Failure to Pay. The Company shall (i) fail to pay (a) when due any principal payment on the due date hereunder or (b)  any interest payment or other payment required under the terms of this Note or any other Financing Document on the date due and such payment shall not have been made within twenty (20) business days of the Company"s receipt of written notice to the Company of such failure to pay; or (ii) default under the terms of any other indebtedness of the Company, including, without limitation, indebtedness to the Institute for Commercialization of Public Research, Inc. and any other indebtedness outstanding on the date of this Note or incurred hereafter, and, if applicable under the terms of such indebtedness, such default shall not have been cured during the cure period thereunder; or

(b) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) admit in writing its inability to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi)  take any action for the purpose of effecting any of the foregoing; or

(c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company, or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or any of its subsidiaries, if any, or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within forty-five (45) days of commencement.

3.  Rights of Holder upon Default. Upon the occurrence of any Event of Default (other than an Event of Default described in Sections 2(b) or 2(c)) and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Financing Documents to the contrary notwithstanding. Upon the occurrence of any Event of Default described in Sections 2(b) or 2(c), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Financing Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence and during the continuance of any Event of Default, Holder may exercise any other right, power or remedy granted to it by the Financing Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

4.  Conversion.

(a) Optional Conversion. At any time prior to December 31, 2018 (the "Optional Conversion Maturity Date"), the outstanding principal amount of this Note and accrued and unpaid interest on this Note, in whole or in part, shall, upon the written election of the Holder delivered in accordance with Section 4(c), be converted into fully paid and nonassessable shares of Common Stock of the Company at the applicable Conversion Price, with any fractional shares rounded down.

2

(b) Conversion upon Change of Control or IPO. If a Change of Control or IPO occurs prior to the Optional Conversion Maturity Date, the outstanding principal amount of this Note and all accrued and unpaid interest on this Note shall, upon the written election of the Holder delivered in accordance with Section 4(c), either:

(i) be converted immediately prior to the consummation of such Change of Control or IPO into fully paid and nonassessable shares of the Company"s Common Stock at a price per share equal to the Conversion Price, with any fractional shares rounded down; or

(ii) become due and payable upon the closing of such Change of Control or IPO and be repaid to the Holder concurrent with the closing of such Change of Control or IPO.

(c) Conversion Procedure.

(i) Conversion Notice Under Section 4(a) . If Holder determines, at any time prior to the Optional Conversion Maturity Date, to convert this Note pursuant to Section 4(a), the Holder must deliver written notice to the Company of its intent to convert pursuant to Section 4(a), specifying the principal amount of the Note to be converted, together with all accrued and unpaid interest.

(ii) Conversion Notice Upon Change of Control or IPO (Section 4(b)). The Company shall give the Holder at least 10 days advance written notice of the occurrence of a Change of Control or IPO at the address last shown on the records of the Company for Holder or given by Holder to the Company for the purpose of notice, notifying Holder of the Change of Control or IPO to be effected, specifying the number of shares of Common Stock issuable upon conversion hereof and the anticipated closing date of the Change of Control or IPO. The Holder must deliver written notice to the Company at least five (5) days prior to the anticipated closing date of the Change of Control or IPO, specifying whether the Holder elects to convert pursuant to Section 4(b)(i) and the principal amount of the Note to be converted, together with all accrued and unpaid interest, or whether the Note is to be repaid pursuant to Section 4(b) (ii).

(iii) Other Conversion Procedures. If Holder elects to convert this Note in accordance with Section 4(b), Holder hereby agrees to execute and deliver to the Company all transaction documents requested by the Company.Holder also agrees in connection with any conversion hereunder, to deliver the original of this Note (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note) on the date of conversion, for cancellation; provided, however, that if Holder delivers notice pursuant to this Section 4(c) of its intent to convert any or all of the principal amount of the Note, then upon the applicable effective date of such conversion, this Note, or the portion thereof so elected to be converted, shall be deemed converted and of no further force and effect, whether or not it is delivered for cancellation as set forth in this sentence. If applicable, the Company shall, as soon as practicable thereafter, issue and deliver to such Holder a certificate or certificates for the number of shares of Common Stock to which Holder shall be entitled upon such conversion. Any conversion of this Note pursuant to Section 4 (a) or 4(b) shall be deemed to have been made immediately prior to the date of conversion, and on and after such date the Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock. If less than the full principal amount of this Note is elected to be converted, the Company shall deliver a new Note to the Holder for the remaining principal amount thereof that was not so converted.

(iv) Fractional Shares; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note. Upon conversion of this Note, Company shall be forever released from all its obligations and liabilities under this Note and this Note shall be deemed of no further force or effect, whether or not the original of this Note has been delivered to the Company for cancellation.

3

(d) Notices of Record Date. In the event of:

(i) Any taking by Company of a record of the holders of any class of securities of Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

(ii) Any capital reorganization of Company, any reclassification or recapitalization of the capital stock of Company or any transfer of all or substantially all of the assets of Company to any other Person or any consolidation or merger involving Company; or

(iii) Any voluntary or involuntary dissolution, liquidation or winding- up of Company,

Company will mail to the Holder of this Note at least ten (10) days (or thirty (30) days in the event of a planned action covered by Section 4(d)(ii) or (iii)) prior to the earliest date specified therein, a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of such dividend, distribution or right; and (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

5.  Definitions. Defined terms used herein without definition shall have the meanings attributed thereto in the Subscription Agreement. As used in this Note, the following capitalized terms have the following meanings:

"Change of Control" shall mean (i) a sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company, (ii) the grant by the Company of an exclusive license of all or substantially all of the Company"s intellectual property, (iii) any reorganization, merger or consolidation of the Company, other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity, or (iv) any "person" or "group" (within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the outstanding voting securities of the Company having the right to vote for the election of members of the Board of Directors (other than in connection with the sale of voting securities with the primary purpose to fund the Company"s operations).

"Company" has the meaning given in the introductory paragraph of this Note.

 "Conversion Price" shall mean $[_______] per share of Common Stock (as may be adjusted for any stock dividend, stock split, combination of shares, recapitalization, reclassification or similar event).

"Event of Default" has the meaning given in Section 2 hereof.

"Financing Documents" shall mean this Note and the related Subscription Agreement.

4

"Holder" shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

"IPO" has the meaning given in the introductory paragraph of this Note.

"Notes" shall mean the convertible promissory notes issued pursuant to the Subscription Agreements.

"Optional Conversion Maturity Date" has the meaning given in Section 4(a) hereof.

"Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Holder of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Note and the other Financing Documents, including, all interest, fees, charges, expenses, attorneys" fees and costs and accountants" fees and costs chargeable to and payable by the Company hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under Title 11 of the United States Code (11 U. S. C. Section 101 et seq.), as amended from time to time (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding. Notwithstanding the foregoing, the term "Obligations" shall not include any obligations of Company under or with respect to any warrants to purchase Company"s capital stock.

"Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"Subscription Agreement" shall mean the Subscription Agreement, dated as of the date hereof (as amended, modified or supplemented), by and between the Company and the Holder. Subscription Agreements shall mean those Subscription Agreements entered into between the Company and other purchasers of Notes substantially in the same form as the Subscription Agreement.

6.  Miscellaneous.

(a) Successors and Assigns; Transfer of this Note or Securities Issuable on Conversion Hereof.

(i) Subject to the restrictions on transfer described in this Section 6(a), the rights and obligations of the Company and Holder shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

5

(ii) With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder"s counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify Holder that Holder may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 6(a) that the opinion of counsel for Holder, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Subscription Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

(b) Subordination. Pursuant to the Subscription Agreement, this Note shall be subordinated in all respects to the payment in full of all loans, advances and other extensions of credit made to the Company from non-affiliated third party lenders, such as banks and venture debt companies, incurred in the normal course of business; however, no additional term indebtedness shall be permitted to be incurred by the Company without the written consent of the holders of seventy-five (75%) percent of the outstanding principal amount of all the Notes.

(c) Notices.All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Subscription Agreement, or at such other address or facsimile number as the Company shall have furnished to Holder in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(d) Pari Passu Notes. Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to the other Notes. In the event Holder receives payments in excess of its pro rata share of the Company"s payments to the Holders of all of the Notes, then Holder shall hold in trust all such excess payments for the benefit of the holders of the other Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

(e) Payment. Unless converted into the Company"s equity securities pursuant to the terms hereof, payment shall be made in lawful tender of the United States.

(f) Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

(g) Waiver of Jury Trial; Judicial Reference. By acceptance of this Note, Holder hereby agrees and the Company hereby agrees to waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this Note or any of the FINANCING Documents.

(Signature Page Follows)

6

The Company has caused this Note to be issued as of the date first written above.

SUN BIOPHARMA, INC. (a Delaware corporation)

By:
Michael T. Cullen
President and Chairman

Sun BioPharma, Inc. " Convertible Promissory Note ( [_____________________])

7

EXHIBIT G

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made effective as of the [____] day of July, 2015 by and among Sun BioPharma, Inc. (f/k/a Cimarron Medical, Inc.), a Delaware corporation ("Parent"), David Fuhrman, Robert Sargent and Steven Fuhrman (together with David Fuhrman and Robert Sargent, the "Indemnifying Parties").

WHEREAS, David Fuhrman was previously the CEO, CFO, President, Chairman of the Board and a stockholder of Parent.

WHEREAS, Robert Sargent was previously a director of Parent.

WHEREAS, Steven Fuhrman is the owner of Haxton Management, LLC, a company that previously provided financial management consulting services to Parent.

WHEREAS, Sun BioPharma Research, Inc. (f/k/a Sun BioPharma, Inc.), a Delaware corporation (the "Company"), SB Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Parent ("Merger Subsidiary"), and Parent have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of June 12, 2015 whereby Merger Subsidiary would merge with and into the Company and the Company would thereby become a wholly owned subsidiary of Parent; and

WHEREAS, it is a condition to the obligation of the Company to effect the closing of the transactions contemplated by the Merger Agreement that Parent and the Indemnifying Parties have entered into this Indemnification Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

1. Indemnification by the Indemnifying Parties.

(a) Indemnification Relating to Representations and Warranties. The Indemnifying Parties hereby agree, jointly and severally, to indemnify and hold Parent harmless from and after the date of this Indemnification Agreement from and against all damage it actually suffers as a result of any and all losses, injuries, damages or deficiencies sustained by Parent in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to any act or omission of Parent prior to the Merger Time (as defined in the Merger Agreement), including all judgments, costs, fees (including reasonable attorneys" fees), and other reasonable out of pocket expenses incident to the foregoing; except for (i) claims relating to the Parent indebtedness represented by the promissory notes identified on Exhibit A hereto, in regard to which the Indemnifying Parties shall never have any indemnification obligations. In further consideration of the Indemnifying Parties" indemnification obligations herein, Indemnifying Parties or their assigns shall have the option to purchase 1000 shares of common stock of Cimarron Medical Software, Inc., a Utah corporation, for the purchase price of the assumption of the Parent indebtedness represented by the promissory notes identified on Exhibit B hereto.

1

(b) Notification and Opportunity to Confer and Defend. Parent agrees that it will (i) notify the Indemnifying Parties within seven (7) business days of Parent senior management becoming aware of a situation that is reasonably likely to give rise to a claim for indemnification under the Indemnification Agreement and (ii) cooperate in a reasonable manner with Indemnifying Party and at the Indemnifying Party"s expense, with respect to the defense and disposition of such claim; provided, however, that: (A) notwithstanding anything to the contrary in this agreement, Indemnifying Parties shall have control of the defense or settlement; (B) the Indemnifying Party shall not enter into any settlement that obligates the Parent to take any action or incur any expense without the Parent"s prior written consent, and (C) the Parent shall have the right to be represented by independent counsel of its own choosing, at its own expense, in connection with any such claim or suit. If the Indemnifying Parties fail to defend such suit, then the Parent, through counsel of its choice, shall, at the expense of the Indemnifying Parties, have the right to conduct the defense of such claim; provided however that the Parent shall not enter into any settlement that obligates the Indemnifying Parties to take any action or incur any expense without the Indemnifying Parties" prior written consent (which shall not be unreasonably withheld). Any failure to notify the Indemnifying Parties within the seven (7) day period above shall not release the Indemnifying Parties from their respective obligations to indemnify Parent as provided in this Section 1, except to the extent that such failure has materially prejudiced the Indemnifying Parties" ability to defend or resolve such claim on a more favorable basis.

(c) Limitation on Steve Fuhrman Indemnification Obligation. Notwithstanding the above paragraph, the indemnification obligation of Steve Fuhrman, who has never been an officer, director or principal shareholder of Parent, shall apply only to any financial matters involving Parent after January 1, 2010 (the "Applicable Period"). For purposes of this paragraph "financial matters" shall be defined as any assistance, advice or consultation in any accounting, financial statement or tax preparation, financial reporting or other financial efforts involving Parent during the Applicable Period.

2. Procedures for Indemnification. Parent shall give the Indemnifying Parties written notice, in reasonable detail, of all claims for indemnification being made by Parent against the Indemnifying Parties under the applicable provisions of this Indemnification Agreement and the amount of such claims ("Notice of Claim"). If requested in writing by the Indemnifying Parties within fifteen (15) days after receipt of the Notice of Claim, the Chief Executive Officer of Parent shall meet with the Indemnifying Parties within ten (10) business days thereafter to attempt to amicably resolve the dispute that is the subject of the Notice of Claim. The Indemnifying Parties must give Parent written notice of their intent to dispute the amount of a claim within thirty (30) business days of receipt of a Notice of Claim. The eventual payment by the Indemnifying Parties of any disputed amount shall include accrued interest of 8% per annum on the disputed amount from the date of payment by Parent of the disputed claim to the date of the payment to Parent by the Indemnifying Parties of such amount.

3. Counterparts. This Indemnification Agreement may be executed in one or more counterparts each of which shall be deemed to constitute an original and shall become effective when one or more counterparts have been signed by each of the parties hereto.

4. Governing Law. This Indemnification Agreement shall be governed by the laws of the State of Delaware without giving effect to conflict-of-laws principles.

5. Arbitration. Any unresolved dispute or controversy arising under or in connection with this Indemnification Agreement or the transactions contemplated hereby shall be settled exclusively by arbitration, conducted before a single arbitrator in Wilmington, Delaware in accordance with the rules of the American Arbitration Association then in effect. To the extent not prohibited by governing law and to the extent not inconsistent with the rules of the American Arbitration Association then in effect, the arbitrator shall have full power and discretion to (i) authorize, direct and administer discovery, (ii) determine all threshold issues (e.g., jurisdiction, adequacy of notice, arbitrability, enforceability and scope), (iii) determine the applicability of statutes of limitations, (iv) apply any substantive or procedural rule of law, privilege or other standard, (v) receive evidence, with or without hearings, in such form and manner as may be appropriate under the circumstances, (vi) issue summary judgment or comparable disposition, (vii) allocate the costs and expenses of arbitration and enforcement, including attorney"s fees, and (viii) provide for such remedies or relief, including provisional or temporary relief but excluding punitive damages, as equity or circumstances may warrant. The arbitrator shall not, however, have the authority to add to, detract from or modify any provision hereof. A decision by the arbitrator shall be final and binding, without right of appeal for error or manifest disregard of law. Judgment may be entered on the arbitrator"s award in any court having jurisdiction.

2

6. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, effective when delivered, or if delivered by express delivery service, effective when delivered, or if mailed by registered or certified mail (return receipt requested), effective three business days after mailing, or if delivered by telecopy, effective when telecopied with confirmation of receipt, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Indemnifying Parties, or any of them, to:

David Fuhrman
[_____________________]
[_____________________]
Facsimile: [_____________]
[_____________________]

Robert Sargent
[_____________________]
[_____________________]
Facsimile: [_____________]
[_____________________]

Steven Fuhrman
[_____________________]
[_____________________]
Facsimile: [_____________]
[_____________________]

with a copy to:

[_____________________]
c/o [__________________]
[_____________________]
[_____________________]
[_____________________]
Facsimile: [____________]
[_____________________]

If to Parent to:

c/o Michael T. Cullen, President Sun BioPharma, Inc. 5700 SW 34th Street Suite 105 Gainesville, FL 32608 Facsimile: (352) 528-6970 mcullen@sunbiopharma.com with a copy to:

Faegre Baker Daniels LLP c/o W. Morgan Burns 2200 Wells Fargo Center 90 South Seventh Street Minneapolis, MN 55402-3901 Facsimile: (612) 766-1600 morgan.burns@FaegreBD.com

7. Severability. If any term or other provision of this Indemnification Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Indemnification Agreement shall nevertheless remain in full force and effect.

8. Entire Agreement. This Indemnification Agreement constitutes the entire agreement with respect to the subject matter hereof.

[Signature Page Follows]

3

SUN BIOPHARMA, INC.

By:
Name:	Michael T. Cullen
Its:	President and Chairman

David Fuhrman

Robert Sargent

Steven Fuhrman

[Signature Page to Indemnification Agreement]

4

EXHIBIT A

Section 1(a)(i) Promissory Notes

Total principal amount of $250,000 reflected as part of the promissory notes reflected on spreadsheet attached hereto as Schedule 1, which principal amount has been paid or will be paid to the sellers by the buyers, respectively, under those certain note purchase agreements referenced on Exhibit B hereto.

A-1

EXHIBIT B

Parent Indebtedness Promissory Notes

Those certain promissory notes identified on Schedule 6.3(r) of the Merger Agreement and reflected on the spreadsheet attached hereto as Schedule 1, with current principal balance of $555,271.75, less the sum of $250,000 (net amount - $305,271.75) paid or to be paid to David Furman and Robert Sargent (through his entity, Rare Principle, L.C.) under three certain note purchase agreements between David Furman and Robert Sargent (through his entity, Rare Principle, L.C.), as sellers under the note purchase agreements, and Douglas Polinsky, Weldon Gilbertson, Trustee of Ryan Gilbertson 2012 Trust, and Providence, LLC, respectively, as buyers under the note purchase agreements.

B-1

SCHEDULE 1

Cimarron Software, Inc.
Note Payable Related Party
5/31/15

	GP	DF	RS	Total

March 2004-Dec.2004 Accrual		18,576.23	18,576.23	37,152.46
Balance @ 12/31/2004		18,576.23	18,576.23	37,152.46
Jan. 2005-Dec. 2005 Accrual		85,081.73	85,081.73	170,163.45
Balance @ 12/31/2005		103,657.96	103,657.96	207,315.91
Balance @ 12/31/2006		103,657.96	103,657.96	207,315.91
2007 Accrual		17,059.24	16,006.60	33,065.84
Deferred Salary Account balance @ 12/31/07		120,717.20	119,664.56	240,381.75
To be assigned to GP (at y/e 2008)

2008 To be reflected as a Note Payable-GP		95,128.00	33,702.00	128,830.00

Balance Note Payable-GP @ y/e 12/31/08		215,845.20	153,366.56	369,211.75

Less: Cash Paid to D.Fuhrman on behalf of DIM 2009		(91,640.00)		(91,640.00)

2009 Accrual		150,000.00		150,000.00

Balance @ 12/31/09		274,205.20	153,366.56	427,571.75

2010 Accrual		150,000.00		150,000.00

Less: Cash paid to D.Fuhrman on behalf of DIM		(22,100.00)		(22,100.00)

Balance Note Payable: GP 12/31/10	0.00	402,105.20	153,366.56	555,471.75

7/9/2011 RS Loan			3,000.00	3,000.00
12/9/2011 Loan	2,000.00			2,000.00
1/24/2012 Loan	10,000.00			10,000.00
6/5/2013 Payment	(3,000.00)			(3,000.00)
2/12/2015 Payment Activity		(11,000.00)		(11,000.00)
3/12/2015 Payment Activity		(1,200.00)		(1,200.00)
Total Activity	9,000.00	(12,200.00)	3,000.00	(200.00)

Balance Note Payable: GP 5/31/15				555,271.75

S-1

SUN BIOPHARMA, INC.

DISCLOSURE SCHEDULE

This document and the attachments hereto (each of which is incorporated by reference herein) constitutes the Disclosure Schedule (the "Disclosure Schedule") to the Agreement and Plan of Merger (the "Agreement"), dated as of June 12, 2015, by and among Cimarron Medical, Inc., a Utah corporation ("Parent"), Sun BioPharma, Inc., a Delaware corporation ("Company"), and SB Acquisition Corporation, a Delaware corporation ("Merger Subsidiary"). Unless otherwise defined in this Disclosure Schedule, all capitalized terms used herein have the same meanings ascribed to them in the Agreement.

Disclosures in this Disclosure Schedule are made referencing the specific section of the Agreement to which the information stated in such disclosures relates, provided that any matters disclosed in any particular section of this Disclosure Schedule shall be deemed to have been disclosed in any other section of this Disclosure Schedule for which such matter is relevant. Section headings contained in this Disclosure Schedule are for the convenience of the parties only and shall not affect in any way the meaning or interpretation of this Disclosure Schedule.

This Disclosure Schedule and all descriptions of documents contained herein are qualified in their entirety by reference to the documents so described. Matters reflected herein may not necessarily be limited to matters strictly required by the Agreement to be reflected in this Disclosure Schedule. To the extent that any such additional matters are included, they are included solely for informational purposes, and shall not be deemed in any way to expand any of the information required to be disclosed in this Disclosure Schedule or under the Agreement or to imply that other information with respect to similar matters must be disclosed.

The inclusion of any document or other item in this Disclosure Schedule shall not constitute an admission by Parent, Company or Merger Subsidiary, including an admission that such document or other item is material or that a violation, right of termination, consent requirement, default, liability or contractual obligation of any kind exists with respect to such document or item.  This  Disclosure Schedule is qualified in its entirety by reference to the specific provisions of the Agreement and the representations and warranties to which the disclosures herein pertain and is not intended to constitute, and shall not be construed as constituting, any separate representation or warranty of Parent, Company or Merger Subsidiary, except as and to the extent expressly provided in this Disclosure Schedule or the Agreement.

S-2

Section 2.3(a) Capitalization: Company

Intentionally omitted.

S-3

Section 2.3(b) Capitalization: Company Subsidiary

Sun Biopharma Australia Pty Ltd

S-4

Section 2.3(c) Capitalization: Company Registration Rights

None

S-5

Section 2.6(a) Tax Matters: Company and Tax Affiliates

The Company had late payments of payroll taxes as a result of increases in the amount of payroll that changed the frequency of when the payments were due. However, the penalties associated with those late payments were abated. In addition, late payments occurred relating to payroll tax reporting of stock option compensation.

S-6

Section 2.6(d) Tax Matters: Company Tax Jurisdictions

1.	Federal
2.	Florida
3.	Massachusetts
4.	Minnesota
5.	Pennsylvania

S-7

Section 2.6(f) Tax Matters: Company Tax Jurisdictions

The Company has filed Federal and Florida income tax return extensions for 2014.

S-8

Section 2.7  Contracts and Commitments: Company

Intentionally omitted.

S-9

Section 2.8  Affiliate Transactions: Company

None.

S-10

Section 2.9(b) Compliance with Laws; Permits: Company

None.

S-11

Section 2.11 Liabilities: Company

None.

S-12

Section 2.13 Real Property: Company

Company leases office space under a one year agreement to expire on April 30, 2016 at 5700 SW 34th Street, Suite 105, Gainesville, FL 32608.

S-13

Section 2.15 Certain Developments: Company

None.

S-14

Section 2.17(a) Employees Compensation: Company

Intentionally omitted.

S-15

Section 2.17(b) Employees Conflicts: Company

None.

S-16

Section 2.18 Proprietary Information and Inventions: Company

Intentionally omitted.

S-17

Section 2.19 Intellectual Property: Company

1.	License Agreement dated December 22, 2011, between the Company and the University of Florida Research Foundation, Inc.
2.	The Company uses the slogan "Disruptive Therapeutics" and Disruptive Therapeutics
3.	The Company has the website www.sunbiopharma.com
4.	The Company has the two Logos attached hereto

S-18

Section 4.2  Conduct of Business by Company: Company

None.

S-19

Omitted Schedules:

2.3(a)	Capitalization: Company
2.7	Contracts and Commitments: Company
2.17(a)	Employees Compensation: Company
2.18	Proprietary Information and Inventions: Company

Cimarron Medical, Inc. agrees to furnish supplementally a copy of any omitted schedule to the United States Securities and Exchange Commission upon request.

S-20

Cimarron Medical, Inc. Disclosure Schedules To Agreement and Plan of Merger By and Among Cimarron Medical, Inc., Sun Biopharma, Inc., and SB Acquisition Corporation

Schedule 3.3(a) Capitalization

Outstanding Capital Stock of Cimarron Medical, Inc.

As of the date hereof, there are issued and outstanding 1,450,322 shares of Common Stock, and 200,119 shares of preferred stock, all of which issued and outstanding preferred stock is designated as Series A Preferred Stock. Each share of Common Stock is entitled to one vote, and each share of Series A Preferred Stock is entitled to one vote for each share of Common Stock into which such share of Series A Preferred Stock could then be converted, which, as of the date hereof, is approximately 1.205 votes per share (each share of Series A Preferred Stock could then be converted into a number of shares of Common Stock equal to $1.00/$0.83), with fractional votes on an as-converted basis (after aggregating all shares into which such shares of Series A Preferred Stock held by each holder could be converted) rounded to the nearest whole number (with one-half being rounded upward).  The shares of Series A Preferred Stock are convertible at any time, at the option of the holder, into shares of common stock at a price equal to approximately $1.205 per share. Each share shall automatically convert immediately upon the earlier of the effective date of a registration statement under the Securities Act of 1933, for a firmly underwritten public offering (initial public offering) with a per share price of at least $7.00 and gross proceeds of a least $10 million or more.

As of the date hereof, the shares of Common Stock issued and outstanding, are held as set forth on the following table:

Last name	First name	Number of Shares

Fuhrman	David	458,736
Cartwright Investments, Ltd.		222,274
The Marks Family Limited Partnership		177,535
Adamson	Doug	174,532
Rare Principle, L.C.		291,530
Lindstrom	Gary	19,211
Flatley Family Trust		14,408
Bennett	Chris	350
Troup	Charles	5,043
Patterson	Dave	600
Council	Chris	12,007
Oler	Jon	8,885
Burden	Bob	6,046
Stevens	TJ	2,248
Anderson	Cathy	6,076
Interdonato	Rich	600
Delaney	Christine	800
Miller	Greg	5,724
Esterling	Lisa	800
Steenblik	Daniel	560
Dekhtyar	Lyudmila	1,060
Frazer	Karen	521
Overgaard	Bengt	4,002
Milner	Bruce	3,862
Jones	Suzan	3,563
Mecklenburg	Robert W.	2,802
Koltenuk	Debi	2,523
Morgan	Dave	2,353
Rytting	Kent	1,901
Folgmann	Lee	1,722
Khodorovsky	Mikhail	1,661
Morris	Brian	1,661
Kundu	Nandita	1,321
Hoenes	Bart	1,261
Scott	Dave	1,261
Delaney	Bill	1,200
Wright	Kris	1,200
Wang	Chun Wei	1,001
Bos	Carlo	881
Oddis	David	800
Burden	Kerry	700
Derr	Gaelyn	471
Clevenger	Matthew D.	460
Carter	Becky	400
Christensen	Louis	400
Cooke	Cindy	400
Middleton	Jeff	400
Patten	Debra	400
Summers	Andy	400
Airiess	Andy	300
Bayer	Steve	270
Mascherino	Jamie	240
Yu	Ning	960
Total		1,450,322

As of the date hereof, the shares of Series A Preferred Stock issued and outstanding, are held as follows:

David Fuhrman	100,059.5
Rare Principle, L.C.	100,059.5

S-21

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.3(c) Capitalization

Outstanding Capital Stock of SB Acquisition Corporation

None other 1000 shares of Common Stock, held by Cimarron Medical, Inc.

S-22

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.6(a) Tax Matters

None.

S-23

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.6(c) Tax Matters

None.

S-24

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.6(d) Tax Matters

Juridictions

United States

Utah

Delaware

S-25

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.6(f) Tax Matters

None.

S-26

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.6(i) Tax Matters

None.

S-27

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.7(a) Contracts and Commitments

Material Contracts

Software Customization and License Agreement " Agreement No. 20100408 with GeneDX, a wholly owned subsidiary of Bioreference Laboratories, Inc.

S-28

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.7(b) Contracts and Commitments

Liabilities

As of the estimated Closing date, July 13, 2015, Cimarron Medical, Inc. anticipates that it will have the following liabilities and obligations through its subsidiary, Cimarron Medical Software, Inc.:

1.	Estimated Payroll Liabilities at the time of closing will be approximately be $18,000

2.	Estimated Deferred Maintenance Agreements at the time of closing will be approximately $5,525

3.	Estimated Accounts Payable balance at the time of closing will be approximately $1,200

4.	Estimated Lease Payable at the time of closing will be $0. However, the following Apple computers are required to be returned to Apple Financial Services:

a.	Serial #: C02J11UCF1G4 - Balance $0.00 " Asset to be returned by 7/25/15

b.	Serial #: C02L408EFFT2 - Balance $0.00 " Asset to be returned by 9/25/15

c.	Serial #: C02JF2JFF1G4 / C02JG07MF1G4 - Balance $0.00 " Asset to be returned by 10/2/15

d.	Serial #: C02JP0PSDKQ5 - Balance $0.00 " Asset to be returned by 11/19/15

e.	Serial #: C02K80MVFFT2 - Balance $0.00 " Asset to be returned by 5/15/16

5.

Cimarron Medical, Inc. has a lease commitment for office space at 10 W Broadway, Ste. 700, Salt Lake City, Utah, with a 5-year lease commitment through June 30, 2019. Cimarron Medical, Inc. has secured an assignment of its lease commitment to Cimarron Medical Software, Inc., a Utah corporation and subsidiary of Cimarron Medical, Inc., to be considered effective as of July 1, 2015.

S-29

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.10(b) Exchange Act Reports

None.

S-30

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.10(c) Exchange Act Reports

Permitted Liabilities

As of the estimated Merger Time, July 13, 2015, Cimarron Medical, Inc. anticipates that it will have the following permitted liabilities through its subsidiary, Cimarron Medical Software, Inc.:

Those liabilities disclosed on Schedule 3.7(b).

S-31

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.11 Undisclosed Liabilities

None.

S-32

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.13 Real Property

Cimarron Medical, Inc. has a lease commitment for office space at 10 W Broadway, Ste. 700, Salt Lake City, Utah, with a 5-year lease commitment through June 30, 2019.  Cimarron Medical, Inc. has secured an assignment of its lease commitment to Cimarron Medical Software, Inc., a Utah corporation and subsidiary of Cimarron Medical, Inc., to be considered effective as of July 1, 2015.

S-33

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.16 Absence of Certain Developments

None.

S-34

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.18(a) Employees

Employee Schedule

As of the date hereof, the name, position, base compensation, and year-to-date compensation of Cimarron Medical, Inc.'s employees is as follows:

S-35

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.18(b) Employees

None.

S-36

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.19 Proprietary Information and Inventions

Personnel with non-disclosure agreements

As of the date hereof, the following Cimarron Medical, Inc. personnel are governed by agreements with non-disclosure provisions:

Name	Position

Allred, Kevin	Project Director
Anderson, Claire	Product Manager
Bigelow, Garrett	Software Engineer Intern
Fuhrman, David	General Manager
Jones, Suzan	Engineer
Koltenuk, Debra	Vice-President of Products and Services
Makl, Paul	DevOps Engineer
McAdams, Jason	Assistant Project Manager
Nguyen, Anthony	Software Engineer
Parrish, David	Director of Sales and Business Development
Sargent, Ryan	Software Engineer
Steenblik, Daniel	Vice-President of Technology and Operations
Struble, Anne	Senior Software Engineer
Tanner, Daniel	Software Engineer

S-37

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.20 Intellectual Property

Cimarron Medical, Inc. has developed software intellectual property over its lifetime. Attached is list of  Cimarron's software intellectual property.

S-38

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 3.27 Prepaid Assets

As of the estimated Closing Date, July 13, 2015, the estimated prepaid assets are as follows:

Prepaid insurance assets of approximately $3,600.

S-39

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 4.1 Conduct of Business by Parent

None.

S-40

Cimarron Medical, Inc.

Disclosure Schedules

To

Agreement and Plan of Merger

By and Among

Cimarron Medical, Inc.,

Sun Biopharma, Inc., and

SB Acquisition Corporation

Schedule 6.3(r) Outstanding Indebtedness of Parent

The promissory notes evidencing loan indebtedness of Cimarron Medical, Inc., to David Fuhrman ("DF"), Rob Sargent ("RS"), and Greener Pastures LLC ("GP") described below:

Cimarron Software, Inc.

Note Payable Related Party

5/31/15

	GP	DF	RS	Total

March 2004-Dec.2004 Accrual		18,576.23	18,576.23	37,152.46
Balance @ 12/31/2004		18,576.23	18,576.23	37,152.46
Jan. 2005-Dec. 2005 Accrual		85,081.73	85,081.73	170,163.45
Balance @ 12/31/2005		103,657.96	103,657.96	207,315.91
Balance @ 12/31/2006		103,657.96	103,657.96	207,315.91
2007 Accrual		17,059.24	16,006.60	33,065.84
Deferred Salary Account balance @ 12/31/07		120,717.20	119,664.56	240,381.75
To be assigned to GP (at y/e 2008)

2008 To be reflected as a Note Payable-GP		95,128.00	33,702.00	128,830.00

Balance Note Payable-GP @ y/e 12/31/08		215,845.20	153,366.56	369,211.75

Less: Cash Paid to D.Fuhrman on behalf of DIM 2009		(91,640.00)		(91,640.00)

2009 Accrual		150,000.00		150,000.00

Balance @ 12/31/09		274,205.20	153,366.56	427,571.75

2010 Accrual		150,000.00		150,000.00

Less:Cash paid to D.Fuhrman on behalf of DIM		(22,100.00)		(22,100.00)

Balance Note Payable: GP 12/31/10	0.00	402,105.20	153,366.56	555,471.75

7/9/2011 RS Loan			3,000.00	3,000.00
12/9/2011 Loan	2,000.00			2,000.00
1/24/2012 Loan	10,000.00			10,000.00
6/5/2013 Pyament	(3,000.00)			(3,000.00)
2/12/2015 Payment Activity		(11,000.00)		(11,000.00)
3/12/2015 Payment Activity	-	(1,200.00)	-	(1,200.00)
Total Activity	9,000.00	(12,200.00)	3,000.00	(200.00)

Balance Note Payable: GP 5/31/15				555,271.75

S-41